FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-05

September 8, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,074,350,869
(Approximate Mortgage Pool Balance)

$925,284,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC24
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC24

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners
Cantor Fitzgerald & Co.	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus, each anticipated to be dated September 8, 2014 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$43,288,000		30.000	%(5)	[ ]%	(6)	2.63	10/14 – 07/19
Class A-2	Aaa(sf) / AAA(sf) / AAA	$53,778,000		30.000	%(5)	[ ]%	(6)	4.86	07/19 – 08/19
Class A-3	Aaa(sf) / AAA(sf) / AAA	$22,590,000		30.000	%(5)	[ ]%	(6)	6.78	07/21 – 07/21
Class A-4	Aaa(sf) / AAA(sf) / AAA	$270,000,000		30.000	%(5)	[ ]%	(6)	9.83	06/24 – 08/24
Class A-5	Aaa(sf) / AAA(sf) / AAA	$282,234,000		30.000	%(5)	[ ]%	(6)	9.86	08/24 – 08/24
Class A-AB	Aaa(sf) / AAA(sf) / AAA	$80,155,000		30.000	%(5)	[ ]%	(6)	7.36	08/19 – 06/24
Class X-A	Aaa(sf) / AAA(sf) / AAA	$800,391,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class X-B	Aa3(sf) / AAA(sf) / AAA	$83,262,000	(8)	N/A		[ ]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aaa(sf) / AAA(sf) / AAA	$48,346,000	(11)	25.500%		[ ]%	(6)(7)	9.86	08/24 – 09/24
Class B(10)	Aa3(sf) / AA-(sf) / AA-	$83,262,000	(11)	17.750%		[ ]%	(6)(7)	9.95	09/24 – 09/24
Class PEZ(10)	A1(sf) / A(sf) / A	$173,239,000	(11)	13.875	%(12)	(7)	(7)	9.92	08/24 – 09/24
Class C(10)	A3(sf) / A(sf) / A	$41,631,000	(11)	13.875	%(12)	[ ]%	(6)(7)	9.95	09/24 – 09/24

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BB(sf) / AAA	$21,487,000	(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-D	NR / NR / NR	$53,717,868	(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class D	NR / BBB-(sf) / BBB-	$73,862,000		7.000%	[ ]%	(6)	9.95	09/24 – 09/24
Class E	NR / BB(sf) / BB	$21,487,000		5.000%	[ ]%	(6)	9.95	09/24 – 09/24
Class F	NR / B(sf) / B	$14,632,000		3.638%	[ ]%	(6)	9.95	09/24 – 09/24
Class G	NR / NR / NR	$39,085,868		0.000%	[ ]%	(6)	9.95	09/24 – 09/24
Class S(13)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A
Class R(14)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Morningstar Credit Ratings, LLC (“MSTR”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component. The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate certificate principal amounts of the Class F and Class G certificates.

(9)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $48,346,000, $83,262,000 and $41,631,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively. The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loan with an anticipated repayment date. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loan” in the Free Writing Prospectus.

(14)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,074,350,869
Number of Mortgage Loans	75
Number of Mortgaged Properties	116
Average Cut-off Date Mortgage Loan Balance	$14,324,678
Weighted Average Mortgage Interest Rate	4.5502%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	115
Weighted Average Remaining Amortization Term (months)(4)	352
Weighted Average Cut-off Date LTV Ratio(5)	67.0%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	58.3%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	1.64x
Weighted Average Debt Yield on Underwritten NOI(8)	10.2%
% of Mortgage Loans with Additional Mezzanine Debt and Preferred Equity	25.9%
% of Mortgage Loans with Subordinate Companion Loans	8.1%
% of Mortgaged Properties with Single Tenants	4.8%

(1)
The Stamford Plaza Portfolio mortgage loan and the Beverly Connection mortgage loan have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. The Beverly Connection mortgage loan also has one related subordinate companion loan, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room/unit calculations presented in this Term Sheet are calculated without regard to the subordinate companion loan, unless otherwise indicated. Additionally, with respect to the Van Ness Portfolio-Commanders Palace MHC and Van Ness Portfolio-Camelot Village MHP & RV Park mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of those mortgage loans are presented in the aggregate unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest only for the entire term.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 13 mortgage loans, representing approximately 18.4% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	Cantor Fitzgerald & Co. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,074,350,869
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wells Fargo Bank, National Association
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of September 15, 2014
Closing Date:	September 29, 2014
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in September 2014 (or, in the case of any mortgage loan that has its first due date in October 2014, the date that would have been its due date in September 2014 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in October 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	September 2047
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,074,350,868 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 75 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,074,350,869 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,324,678 and are secured by 116 mortgaged properties located throughout 28 states

—	LTV: 67.0% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.64x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.2% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 84.9% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	37.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-
47.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or, in the case of one mortgage loan, anticipated repayment date

—	Hard Lockboxes: 47.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 87.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 69 mortgage loans representing 95.2% of the Initial Pool Balance

-	Insurance: 57 mortgage loans representing 45.8% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 67 mortgage loans representing 82.6% of Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 29 mortgage loans representing 54.3% of the allocated Initial Pool Balance of retail, office, industrial and mixed use properties only

—	Predominantly Defeasance: 81.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—
Retail: 33.3% of the mortgaged properties by allocated Initial Pool Balance are retail properties (11.7% are super-regional mall properties, 8.1% are power center/big box properties and 7.8% are anchored retail properties)

—	Office: 22.4% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 17.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Self Storage: 9.3% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

—	Hospitality: 7.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Industrial: 6.3% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■
Geographic Diversity: The 116 mortgaged properties are located throughout 28 states, with four states having greater than or equal to 10.0% of the allocated Initial Pool Balance: Connecticut (13.0%), South Carolina (12.0%), California (11.6%) and Texas (10.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp. (“CGMRC”)	25	31	$397,577,416	37.0%
Goldman Sachs Mortgage Company (“GSMC”)	14	25	294,635,235	27.4
Starwood Mortgage Funding I LLC (“SMF I”)	22	45	204,532,050	19.0
Cantor Commercial Real Estate Lending, L.P. (“CCRE”)	14	15	177,606,169	16.5
Total	75	116	$1,074,350,869	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Stamford Plaza Portfolio	$140,000,000	13.0%	Office	982,483	$275	1.38x	9.3%	63.2%
Coastal Grand Mall	125,821,239	11.7	Retail	631,153	$199	2.11x	12.7%	57.7%
Beverly Connection	87,500,000	8.1	Retail	334,566	$523	1.51x	7.3%	67.3%
Asheville Self Storage Portfolio	47,249,999	4.4	Self Storage	579,425	$82	1.23x	8.4%	72.2%
FedEx Distribution Center	33,466,000	3.1	Industrial	303,839	$110	1.25x	7.8%	74.7%
850 Winter Street	29,250,000	2.7	Office	180,039	$162	3.34x	14.0%	39.4%
The Clusters	27,950,000	2.6	Multifamily	352	$79,403	1.51x	9.5%	73.4%
Hampton Inn & Suites - Yonkers	25,750,000	2.4	Hospitality	150	$171,667	1.65x	11.6%	71.5%
Villa Encanto	25,700,000	2.4	Multifamily	385	$66,753	1.27x	8.3%	74.1%
Towers Shopping Center	24,000,000	2.2	Retail	292,350	$82	2.55x	11.6%	59.7%
Top 10 Total / Wtd. Avg.	$566,687,238	52.7%				1.71x	10.0%	64.0%
Remaining Total / Wtd. Avg.	507,663,631	47.3				1.56x	10.4%	70.3%
Total / Wtd. Avg.	$1,074,350,869	100.0%				1.64x	10.2%	67.0%

Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Initial Master Servicer	Initial Special Servicer
Stamford Plaza Portfolio(1)	$140,000,000	13.0%	$130,000,000	—	$270,000,000	GSMS 2014-GC24	Midland	LNR
Beverly Connection(2)	$87,500,000	8.1%	$87,500,000	$35,000,000	$210,000,000	GSMS 2014-GC24	Midland	LNR

(1)	There are two related companion loans that are pari passu in right of payment.
(2)	There are two related companion loans that are pari passu in right of payment and one related companion loan that is generally subordinate in right of payment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Companion Loans, Existing Mezzanine Debt or Preferred Equity
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt / Preferred Equity Cut-off Date Balance	Companion Loan Cut-off Date Balance(1)	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Stamford Plaza Portfolio(2)(3)	$140,000,000	(2)	$130,000,000	(2)	(3)	63.2%	—	1.38x	—
Beverly Connection(4)	$87,500,000	$21,000,000	$122,500,000	$231,000,000	5.30909%	67.3%	88.8%	1.51x	1.00x
The Clusters(5)	$27,950,000	$3,500,000	—	—	—	73.4%	—	1.51x	—
Bridgestone Apartments(6)	$22,500,000	$2,500,000	—	$25,000,000	5.15600%	75.0%	83.3%	1.34x	1.13x

(1)
Companion Loan Cut-off Date Balance represents (i) for Stamford Plaza Portfolio, two pari passu companion loans with an aggregate principal balance as of the Cut-off Date of $130,000,000 and (ii) for Beverly Connection, two pari passu companion loans with an aggregate principal balance as of the Cut-off Date of $87,500,000 and a subordinate companion loan with a principal balance as of the Cut-off Date of $35,000,000.

(2)
Affiliates of the borrowers have five outstanding junior mezzanine loans (the “Stamford Plaza Mezzanine Loans”). Two of the Stamford Plaza Mezzanine Loans are currently owned by affiliates of the borrowers, another two of the Stamford Plaza Mezzanine Loans are majority owned by affiliates of the borrowers, and the remaining Stamford Plaza Mezzanine Loan is owned by an affiliate of the borrower who has pledged its Interest in such Stamford Plaza Mezzanine Loan to Westdeutsche Immobilienbank Mainz (“WIB”) as security for another subordinate loan with an equal balance. The Stamford Plaza Mezzanine Loans are secured by the direct or indirect equity interests in such borrower affiliates. The Stamford Plaza Mezzanine Loans have an aggregate original principal balance and a Cut-off Date principal balance of $390,000,000, of which approximately $276,400,000 is owned by or participated to affiliates of the borrowers, approximately $50,000,000 is owned by an affiliate but pledged to WIB as discussed above and approximately $63,600,000 is owned by or participated to non-affiliates. With respect to each of the Stamford Plaza Mezzanine Loans, the related mezzanine lenders have entered into subordination and standstill agreements with the mortgage lender. See “Risk Factors—Other Financings or Ability To Incur Other Financings Entails Risk” in the Free Writing Prospectus and “Stamford Plaza Portfolio—Mezzanine Indebtedness” in this Term Sheet.

(3)
The Stamford Plaza Mezzanine Loans, which have been incurred by affiliates of the related borrowers and borrowers under unrelated loans and are either owned or majority owned by affiliates of the related borrowers, are in the respective principal amounts of $50,000,000, $100,000,000, $100,000,000, $100,000,000 and $40,000,000, and bear interest at LIBOR plus 1.50%, LIBOR plus 2.25%, LIBOR plus 2.50%, LIBOR plus 3.75% and 15.00% fixed, respectively.

(4)	The related mezzanine loan is initially held by Bevcon Mezz LLC and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

(5)
The related preferred equity in the borrower is currently held by RB Commercial Mortgage LLC and the preferred equity holder has executed a subordination agreement for the benefit of the related mortgage lender.

(6)	The related mezzanine loan is initially held by GS Commercial Real Estate LP and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Stamford Plaza Portfolio - Two Stamford Plaza	CGMRC	Stamford	CT	Office	$39,719,101	3.7%	BALL 2007-BMB1
Stamford Plaza Portfolio - Four Stamford Plaza	CGMRC	Stamford	CT	Office	$34,377,341	3.2%	BALL 2007-BMB1
Stamford Plaza Portfolio - One Stamford Plaza	CGMRC	Stamford	CT	Office	$33,132,023	3.1%	BALL 2007-BMB1
Stamford Plaza Portfolio - Three Stamford Plaza	CGMRC	Stamford	CT	Office	$32,771,535	3.1%	BALL 2007-BMB1
Coastal Grand Mall	GSMC	Myrtle Beach	SC	Retail	$125,821,239	11.7%	WBCMT 2004-C15
Beverly Connection	CGMRC	Los Angeles	CA	Retail	$87,500,000	8.1%	CSFB 1997-C2
Asheville Self Storage Portfolio - 3909 Sweeten Creek Road	GSMC	Arden	NC	Self Storage	$6,557,917	0.6%	CFCRE 2011-C2
Asheville Self Storage Portfolio - 600 Patton Avenue	GSMC	Asheville	NC	Self Storage	$4,677,156	0.4%	CFCRE 2011-C2
Asheville Self Storage Portfolio - 40 Wilmington Street	GSMC	Asheville	NC	Self Storage	$4,413,190	0.4%	CFCRE 2011-C2
Asheville Self Storage Portfolio - 127 Sweeten Creek Road	GSMC	Asheville	NC	Self Storage	$3,250,087	0.3%	CFCRE 2011-C2
Asheville Self Storage Portfolio - 1130 Sweeten Creek Road	GSMC	Asheville	NC	Self Storage	$2,458,188	0.2%	CFCRE 2011-C2
Asheville Self Storage Portfolio - 1931 Spartanburg Highway	GSMC	Hendersonville	NC	Self Storage	$2,243,715	0.2%	CFCRE 2011-C2
Villa Encanto	GSMC	Phoenix	AZ	Multifamily	$25,700,000	2.4%	FNA 2012 - M11
Arbutus Shopping Center	CCRE	Arbutus	MD	Retail	$16,500,000	1.5%	CWCI 2006-C1
Simply Self Storage - Hermitage	SMF I	Hermitage	TN	Self Storage	$6,450,000	0.6%	GSMS 2007-GG10
Schirm Farm Apartments	SMF I	Canal Winchester	OH	Multifamily	$12,000,000	1.1%	JPMCC 2006-CIBC17
Summerstone Apartments	SMF I	Bedford	TX	Multifamily	$11,400,000	1.1%	MLCFC 2007-5
The Pines Apartments of Graham	CCRE	Graham	NC	Multifamily	$10,500,000	1.0%	MSC 2005-HQ7
Union Parkade	CCRE	West Springfield	MA	Retail	$10,500,000	1.0%	JPMCC 2004-CIBC10
Holiday Inn Express Corvallis	SMF I	Corvallis	OR	Hospitality	$10,188,378	0.9%	JPMCC 2005-LDP2
Simply Self Storage - Franklin	SMF I	Franklin	TN	Self Storage	$6,187,500	0.6%	GCCFC 2007-GG9
Tellus AL-TX Portfolio - Daphne Self Storage	CGMRC	Daphne	AL	Self Storage	$3,621,863	0.3%	LBUBS 2005-C3
Tellus AL-TX Portfolio - Arlington Park Self Storage	CGMRC	Madison	AL	Self Storage	$3,212,782	0.3%	LBUBS 2005-C3
Tellus AL-TX Portfolio - Hawn Freeway Self Storage	CGMRC	Dallas	TX	Self Storage	$1,995,517	0.2%	GMACC 1997-C1
AmeriCenters 3 Portfolio - AmeriCenter Bloomfield	SMF I	Bloomfield Township	MI	Office	$3,798,136	0.4%	COMM 2005-C6
AmeriCenters 3 Portfolio - AmeriCenter Southfield	SMF I	Southfield	MI	Office	$3,495,438	0.3%	COMM 2005-C6
AmeriCenters 3 Portfolio - AmeriCenter Schaumburg	SMF I	Schaumburg	IL	Office	$1,297,276	0.1%	COMM 2005-C6
611 Church Street	CGMRC	Ann Arbor	MI	Mixed Use	$8,550,000	0.8%	CD 2006-CD3
Millpond Village Apartments	CCRE	Flagstaff	AZ	Multifamily	$7,250,000	0.7%	LBUBS 2004-C7
Courtyard Gulf Shores	SMF I	Gulf Shores	AL	Hospitality	$6,900,000	0.6%	CSMC 2007-C5
Pompano Merchandise Mart	CGMRC	Pompano Beach	FL	Industrial	$6,400,000	0.6%	PNCMA 2001-C1
Westwind Marketplace	GSMC	Colorado Springs	CO	Retail	$5,293,592	0.5%	MSC 2004-HQ4
Holiday Inn Express - Kannapolis, NC	CGMRC	Kannapolis	NC	Hospitality	$4,544,769	0.4%	GSMS 2006-GG8
3100 Weslayan Office	SMF I	Houston	TX	Office	$4,300,000	0.4%	BACM 2004-5
Northwest Houston Retail Ground Lease	GSMC	Tomball	TX	Ground Leased Land	$3,189,174	0.3%	MLMT 2004-KEY2
Bond Street Office	CGMRC	Farmington Hills	MI	Office	$2,321,502	0.2%	GCCFC 2005-GG3

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	22	$358,190,912	33.3%	1.81x	64.6%	10.4%
Super-Regional Mall	1	125,821,239	11.7	2.11x	57.7%	12.7%
Power Center/Big Box	1	87,500,000	8.1	1.51x	67.3%	7.3%
Anchored	9	83,676,245	7.8	1.83x	70.3%	10.6%
Unanchored	6	34,867,636	3.2	1.66x	65.8%	9.9%
Shadow Anchored	2	14,218,592	1.3	1.45x	69.4%	9.4%
Single Tenant Retail	3	12,107,200	1.1	1.42x	67.0%	9.5%
Office	18	$240,369,563	22.4%	1.70x	62.1%	10.3%
CBD	5	148,215,000	13.8	1.42x	63.2%	9.3%
General Suburban	11	66,957,387	6.2	2.37x	56.9%	12.5%
Flex	1	23,350,000	2.2	1.56x	68.9%	10.4%
Medical	1	1,847,176	0.2	1.32x	73.9%	9.4%
Multifamily	34	$189,052,537	17.6%	1.44x	72.0%	9.7%
Garden	31	176,755,792	16.5	1.45x	71.7%	9.7%
High-Rise	1	7,500,000	0.7	1.22x	80.6%	8.6%
Student Housing	2	4,796,745	0.4	1.27x	70.3%	9.7%
Self Storage	23	$99,731,034	9.3%	1.45x	70.8%	9.0%
Hospitality	9	$83,359,944	7.8%	1.68x	70.3%	12.2%
Limited Service	8	77,014,944	7.2	1.69x	70.5%	12.2%
Full Service	1	6,345,000	0.6	1.52x	68.2%	12.0%
Industrial	5	$68,056,739	6.3%	1.47x	71.8%	10.4%
Warehouse/Distribution	3	55,016,000	5.1	1.36x	72.8%	9.2%
Flex	2	13,040,739	1.2	1.92x	67.6%	15.0%
Manufactured Housing	3	$23,850,967	2.2%	1.38x	69.8%	8.9%
Mixed Use	1	$8,550,000	0.8%	1.43x	75.0%	9.0%
Multifamily/Retail	1	8,550,000	0.8	1.43x	75.0%	9.0%
Ground Leased Land	1	$3,189,174	0.3%	1.37x	66.1%	9.3%
Total / Wtd. Avg.	116	$1,074,350,869	100.0%	1.64x	67.0%	10.2%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Connecticut	4	$140,000,000	13.0%	$427,200,000	21.7%	$25,209,946	19.6%
South Carolina	2	128,766,359	12.0	222,000,000	11.3	16,348,280	12.7
California	6	124,456,063	11.6	319,200,000	16.2	16,371,399	12.8
Texas	13	111,529,097	10.4	160,053,000	8.1	11,761,190	9.2
North Carolina	16	71,984,329	6.7	100,850,000	5.1	6,568,196	5.1
Ohio	6	61,852,636	5.8	83,380,000	4.2	5,834,449	4.5
Arizona	4	48,925,000	4.6	70,200,000	3.6	4,425,153	3.4
Massachusetts	2	39,750,000	3.7	88,100,000	4.5	5,145,262	4.0
Pennsylvania	2	39,309,517	3.7	52,900,000	2.7	3,177,752	2.5
New York	2	33,900,000	3.2	48,000,000	2.4	4,063,878	3.2
Michigan	7	31,271,315	2.9	43,780,000	2.2	3,910,780	3.0
Virginia	2	28,195,034	2.6	46,200,000	2.3	3,215,518	2.5
Maryland	3	27,650,000	2.6	37,340,000	1.9	2,401,716	1.9
Washington	2	27,025,000	2.5	38,800,000	2.0	2,855,143	2.2
Tennessee	5	25,200,000	2.3	33,980,000	1.7	2,140,078	1.7
Illinois	21	22,585,901	2.1	34,560,000	1.8	2,457,107	1.9
Minnesota	1	16,880,967	1.6	24,200,000	1.2	1,489,596	1.2
Florida	3	14,189,738	1.3	19,650,000	1.0	1,554,157	1.2
Alabama	3	13,734,646	1.3	18,970,000	1.0	1,572,082	1.2
Nevada	2	13,690,000	1.3	18,500,000	0.9	1,504,448	1.2
Colorado	2	11,793,592	1.1	21,060,000	1.1	1,396,601	1.1
North Dakota	1	10,483,621	1.0	14,600,000	0.7	1,285,917	1.0
Oregon	1	10,188,378	0.9	14,600,000	0.7	1,295,668	1.0
Kentucky	2	8,900,000	0.8	12,250,000	0.6	911,995	0.7
Indiana	1	4,705,000	0.4	6,900,000	0.4	635,160	0.5
Georgia	1	3,037,500	0.3	4,050,000	0.2	422,332	0.3
Idaho	1	2,500,000	0.2	3,500,000	0.2	215,368	0.2
Louisiana	1	1,847,176	0.2	2,500,000	0.1	172,955	0.1
Total	116	$1,074,350,869	100.0%	$1,967,323,000	100.0%	$128,342,125	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI values are calculated based on the inclusion of the pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances
			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
1,280,000 - 3,000,000	10	$22,092,846	2.1%
3,000,001 - 5,000,000	8	30,510,232	2.8
5,000,001 - 10,000,000	30	215,805,177	20.1
10,000,001 - 15,000,000	11	127,224,409	11.8
15,000,001 - 20,000,000	4	66,180,967	6.2
20,000,001 - 30,000,000	7	178,500,000	16.6
30,000,001 - 60,000,000	2	80,715,999	7.5
60,000,001 - 100,000,000	1	87,500,000	8.1
100,000,001 - 140,000,000	2	265,821,239	24.7
Total	75	$1,074,350,869	100.0%

Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.13 - 1.20	1	$2,321,502	0.2%
1.21 - 1.30	7	135,212,744	12.6
1.31 - 1.40	16	277,806,072	25.9
1.41 - 1.50	16	121,626,640	11.3
1.51 - 1.60	12	198,876,568	18.5
1.61 - 1.70	6	65,391,231	6.1
1.71 - 1.80	5	32,672,406	3.0
1.81 - 1.90	4	29,979,228	2.8
1.91 - 2.50	4	143,714,478	13.4
2.51 - 3.34	4	66,750,000	6.2
Total	75	$1,074,350,869	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then
Amortizing(2)	30	$496,274,999	46.2%
Interest Only	6	162,465,000	15.1
Interest Only, Then
Amortizing – ARD(2)	1	16,500,000	1.5
Amortizing (30 Years)	23	311,272,508	29.0
Amortizing (25 Years)	14	80,938,362	7.5
Amortizing (27.5 Years)	1	6,900,000	0.6
Total	75	$1,074,350,869	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
			Initial
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	18	$511,491,878	47.6%
Springing	43	362,510,014	33.7
None	9	154,689,560	14.4
Soft	4	39,018,678	3.6
Soft Springing	1	6,640,739	0.6
Total	75	$1,074,350,869	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
38.8 - 50.0	4	$44,844,928	4.2%
50.1 - 60.0	5	170,621,239	15.9
60.1 - 65.0	4	155,412,406	14.5
65.1 - 70.0	21	262,901,784	24.5
70.1 - 75.0	37	411,576,920	38.3
75.1 - 80.6	4	28,993,592	2.7
Total	75	$1,074,350,869	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
35.6 - 40.0	2	$31,344,928	2.9%
40.1 - 50.0	9	175,639,154	16.3
50.1 - 55.0	8	57,224,450	5.3
55.1 - 60.0	25	338,898,888	31.5
60.1 - 65.0	19	182,868,450	17.0
65.1 - 68.8	12	288,374,999	26.8
Total	75	$1,074,350,869	100.0%
(1)	See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage		Pool
Loan Purpose	Loans	Cut-off Date Balance	Balance
Refinance	46	$644,457,416	60.0%
Acquisition	23	401,161,611	37.3
Recapitalization	5	21,681,842	2.0
Refinance/Acquisition	1	7,050,000	0.7
Total	75	$1,074,350,869	100.0%

Distribution of Mortgage Interest Rates
			% of
Range of	Number of		Initial
Mortgage Interest	Mortgage		Pool
Rates (%)	Loans	Cut-off Date Balance	Balance
3.917 - 4.250	5	$193,786,239	18.0%
4.251 - 4.500	19	191,167,560	17.8
4.501 - 4.750	27	491,949,830	45.8
4.751 - 5.000	16	114,372,325	10.6
5.001 - 5.250	5	26,887,433	2.5
5.251 - 5.546	3	56,187,483	5.2
Total	75	$1,074,350,869	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
7.3 - 9.0	16	$328,903,029	30.6%
9.1 - 10.0	20	281,356,034	26.2
10.1 - 11.0	13	103,561,426	9.6
11.1 - 12.0	9	97,182,913	9.0
12.1 - 13.0	10	198,569,227	18.5
13.1 - 14.0	6	58,137,500	5.4
14.1 - 19.7	1	6,640,739	0.6
Total	75	$1,074,350,869	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool
Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.1 - 8.0	7	$175,487,502	16.3%
8.1 - 9.0	24	389,969,246	36.3
9.1 - 10.0	18	140,478,419	13.1
10.1 - 11.0	13	138,900,739	12.9
11.1 - 12.0	6	41,524,635	3.9
12.1 - 13.0	4	145,599,589	13.6
13.1 - 17.5	3	42,390,739	3.9
Total	75	$1,074,350,869	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool
Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
12 - 24	15	$120,875,000	11.3%
25 - 36	4	$53,475,000	5.0%
37 - 48	1	$22,500,000	2.1%
49 - 60	11	$315,924,999	29.4%

Distribution of Original Terms to Maturity/ARD(1)
			% of
Range of Original	Number of		Initial
Term to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	8	$56,142,431	5.2%
84	1	23,350,000	2.2
120 - 122	66	994,858,438	92.6
Total	75	$1,074,350,869	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of			% of
Remaining Terms	Number of		Initial
to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
58 - 60	8	$56,142,431	5.2%
61 - 120	67	1,018,208,438	94.8
Total	75	$1,074,350,869	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	6	$162,465,000	15.1%
300 - 330	18	113,488,362	10.6
331 - 360	51	798,397,507	74.3
Total	75	$1,074,350,869	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	6	$162,465,000	15.1%
297 - 330	18	113,488,362	10.6
331 - 360	51	798,397,507	74.3
Total	75	$1,074,350,869	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	67	$874,639,892	81.4%
Yield Maintenance	7	194,010,977	18.1
Yield Maintenance
or Defeasance	1	5,700,000	0.5
Total	75	$1,074,350,869	100.0%

Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Real Estate Tax	69	$1,023,052,247	95.2%
Replacement Reserves(1)	67	$887,310,025	82.6%
Insurance	57	$491,837,418	45.8%
TI/LC(2)	29	$366,930,564	54.3%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
			% of Initial			Debt Yield on
		Cut-off Date	Pool	Remaining	Underwritten	Underwritten	Cut-off Date
Mortgage Loan Name	Property Type	Balance	Balance	Loan Term	NCF DSCR	NOI	LTV Ratio
Victoria Village Apartments	Multifamily	$12,977,410	1.2%	59	1.64x	12.1%	69.7%
Schirm Farm Apartments	Multifamily	$12,000,000	1.1%	59	1.40x	9.1%	71.9%
1300 Guadalupe	Office	$8,215,000	0.8%	59	2.16x	10.1%	63.7%
12000 Edgewater	Multifamily	$7,500,000	0.7%	59	1.22x	8.6%	80.6%
Victoria Villa Apartments	Multifamily	$6,488,821	0.6%	59	1.65x	12.6%	71.3%
Holiday Inn Express - Kannapolis, NC	Hospitality	$4,544,769	0.4%	59	1.78x	12.5%	64.9%
Bond Street Office	Office	$2,321,502	0.2%	59	1.13x	12.6%	70.3%
359 South La Brea	Retail	$2,094,928	0.2%	58	1.44x	8.9%	38.8%

Class A-3 Principal Pay Down(1)
			% of Initial			Debt Yield on
		Cut-off Date	Pool	Remaining	Underwritten	Underwritten	Cut-off Date
Mortgage Loan Name	Property Type	Balance	Balance	Loan Term	NCF DSCR	NOI	LTV Ratio
Highlands Campus Tech Center	Office	$23,350,000	2.2%	82	1.56x	10.4%	68.9%

(1)
The tables above present the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balances of the Class A-2 Certificates and Class A-3 Certificates, respectively, assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date, as applicable. Each class of Certificates, including the Class A-2 and Class A-3 Certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates: (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class X-B Certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates based upon the aggregate of principal distributed to the classes of certificates (other than the Class X certificates) or trust components in each YM group on such Distribution Date, and (2) as among the classes of certificates or trust components in each YM Group in the following manner: (A) the holders of each class of certificates (other than the Class X certificates) or trust components in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X-A, Class X-B, Class X-C, Class X-D, Class E, Class F, Class G, Class S, Class R and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) any portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of certificates or trust component, will be distributed to the Class X certificates in the related YM Group. If there is more than one class of certificates (exclusive of the Class X and Exchangeable Certificates) or trust component (and thus the applicable class of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (exclusive of the Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, Class S or Class R certificates. Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

See also “Description of the Offered Certificates—Distributions—Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. Notwithstanding the foregoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling Pooling & Servicing Agreement.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan or whole loan (which is a mortgage loan or whole loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan or whole loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan or whole loan. Any appraisal reduction with respect to a whole loan will be allocated, first, to any related subordinate companion loan, to the extent of the outstanding principal balance thereof, and second, to the related mortgage loan and any related pari passu companion loan(s), pro rata based on the respective outstanding principal balances thereof. As a result of calculating an appraisal reduction for, or allocable to, a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates). A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amounts, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-C and Class X-D certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates. At any time when Class E is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

Seer Capital Management, LP, or an affiliate, is expected to purchase approximately 75% of the Class E, Class F, Class G and Class S certificates and, on the Closing Date, is expected to appoint Seer Capital Management, LP, or an affiliate, to be the initial Controlling Class Representative. LNR Securities Holdings, LLC, an affiliate of LNR Partners, LLC, Starwood Mortgage Capital LLC, SPT CA Fundings, LLC and Starwood Mortgage Funding I LLC, is expected to purchase approximately 25% of the Class E, Class F, Class G and Class S certificates on the Closing Date.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the pari passu companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

Notwithstanding the foregoing, neither the Controlling Class Representative nor the operating advisor will have any of the rights described in the prior three paragraphs with respect to the Beverly Connection whole loan for so long as the holder of the related subordinate companion loan is the related whole loan directing holder.

If at any time that Seer Capital Management, LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The Stamford Plaza Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $140,000,000 and represents approximately 13.0% of the Initial Pool Balance, and has two related pari passu companion loans, one of which has an outstanding principal balance as of the Cut-off Date of $100,000,000 and is expected to be contributed to the WFRBS Commercial Mortgage Trust 2014-C22 securitization, and the other of which, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and will be initially held by Citigroup Global Markets Realty Corp., and is expected to be contributed to a future securitization trust.

The Beverly Connection mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $87,500,000 and represents approximately 8.1% of the Initial Pool Balance, and has two related pari passu companion loans, one of which has an outstanding principal balance as of the Cut-off Date of $43,750,000 and will be initially held by JPMorgan Chase Bank, NA, and the other of which has an outstanding principal balance as of the Cut-off Date of $43,750,000 and will be initially held by German American Capital Corporation, and each of which is expected to be contributed to a future securitization trust. Additionally, the Beverly Connection mortgage loan has a related subordinate companion loan, which has an outstanding principal balance as of the Cut-off Date of $35,000,000 and will be initially held by I&G Holding B-Lender 1 LLC.

In connection with each of these whole loans, one or more co-lender agreements were executed between the holder of the mortgage loan and the holder of the related companion loan(s) that govern the relative rights and obligations of such holders. In the case of the Stamford Plaza whole loan, the related co-lender agreement provides, among other things, that (i) the whole loan is to be serviced under the GSMS 2014-GC24 pooling and servicing agreement, (ii) the trustee as holder of the mortgage loans (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) the holder of the related companion loan will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event).

In the case of the Beverly Connection whole loan, the related co-lender agreements provide, among other things, that (i) the whole loan is serviced under the GSMS 2014-GC24 pooling and servicing agreement, (ii) the holder of the related subordinate companion loan will have the right to cure certain defaults affecting the Beverly Connection mortgage loan and the right to purchase the Beverly Connection mortgage loan following a material default, (iii) until the occurrence of certain trigger events, the holder of the related subordinate companion loan (a) will be the directing holder of the Beverly Connection whole loan, (b) will have certain consent and consultation rights pursuant to the related co-lender agreements, and (c) will be entitled to approve or direct material servicing decisions and have the right to replace the special servicer for the Beverly Connection whole loan, and (iv) after the occurrence of such trigger events, (a) the trustee as holder of the related mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) will be the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, (b) the holder of each related pari passu companion loan will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event) and (c) until the occurrence of other trigger events, the holder of the subordinate companion loan will have certain consultation rights (but not consent rights) with respect to certain material decisions pursuant to the related co-lender agreement.

See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, in the case of a whole loan, the related companion loan holder (as a collective whole as if such certificateholders and, if applicable, such companion loan holder, constituted a single lender). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

  — for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

  — for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be replaced by the Controlling Class Representative for cause at any time and without cause (except with respect to the Beverly Connection whole loan for as long as the holder of the related subordinate companion loan is the applicable whole loan directing holder) as follows: (a) for so long as Class E is the Controlling Class, without cause at any time and (b) for so long as Class F or Class G is the Controlling Class, without cause if either (i) LNR Partners, LLC or its affiliate is no longer the special servicer or (ii) LNR Securities Holdings, LLC or its affiliate owns less than 15% of such controlling class of certificates. Solely with respect to the Beverly Connection whole loan, the special servicer may be replaced by the holder of the related subordinate companion loan, or its designee, with or without cause, for so long as the holder of the related subordinate companion loan is the applicable whole loan directing holder. With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer (other than with respect to the Beverly Connection whole loan for as long as the holder of the related subordinate companion loan is the applicable whole loan directing holder, unless such whole loan directing holder or its respective designee consents). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and the Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class S, the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) vote affirmatively to so replace the special servicer.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but in the case of the Beverly Connection whole loan, for as long as the holder of the related subordinate companion loan is the applicable whole loan directing holder, subject to the consent of such whole loan directing holder or its respective designee) resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class S, Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace the special servicer).

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. All excess modification fees earned by the special servicer will be required to offset future workout fees or liquidation fees payable with respect to the related mortgage loan or REO property; provided that if the mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan. Within any 12-month period, all excess modification fees earned by the master servicer or the special servicer (after taking into account any offset described above applied during such 12-month period) with respect to any mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees (continued)
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a liquidation fee of $1,000,000 for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan, workout fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan (other than a non-serviced loan) becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender, except that such consultation is not permitted in connection with the Beverly Connection whole loan for so long as the holder of the related subordinate companion loan is the whole loan directing holder for the Beverly Connection whole loan.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

    — all special notices delivered

    — summaries of final asset status reports

    — all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

    — an “Investor Q&A Forum” and

    — a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: With respect to any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Asheville Self Storage Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $65,400,000 which represents the appraised value for the Asheville Self Storage Portfolio as a whole and not the sum of the appraised values for each of the individual Asheville Self Storage Portfolio mortgaged properties. With respect to the 1300 Guadalupe mortgage loan, the appraised value is based on the “as stabilized” appraised value of $12,900,000 as the “as stabilized” date has passed and the “as stabilized” conditions have been met. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units, beds or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units, beds or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates and with respect to a matter regarding a whole loan, any companion loan securities. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox account converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 14 months past the Cut-off Date (or, in the case of one mortgaged property, up to 20 months), in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

Bridgeport
Pleasantville
Norwalk
Nanuet
White Plains
Greenwich
Long Island Sound
Yonkers
Mount Vernon
New York
Jersey City
Levittown
Hempstead
West Babylon
Glenbrook Metro Station
NY NH and H Railroad
Ridgeway Shopping Center
Stamford
St Basil College Seminary
University of Conneticut-Stamford
Stamford Hospital
Landmark Shopping Center
Stamford Town Center
DOWNTOWN STAMFORD
One Stamford Forum
Stamford Metro Station
Woodland Cemetery
Old Greenwich Metro Station
Long Island Sound
W BROAD ST
E MAIN ST
MAIN ST
ELM ST
COVE RD
MIDDLESEX RD
BOSTON POST RD
WESTOVER RD
E PUTNAM AVE
SELLECK ST
BEDFORD ST
WASHINGTON BLVD
GLENBROOK RD
SEASIDE AVE
95
106
1
2
3
4

Stamford Plaza Portfolio

	Property Name	Address	City / State	Zip Code
1	Two Stamford Plaza	281 Tresser Boulevard	Stamford, CT	06901
2	Four Stamford Plaza	107 Elm Street	Stamford, CT	06902
3	One Stamford Plaza	263 Tresser Boulevard	Stamford, CT	06901
4	Three Stamford Plaza	301 Tresser Boulevard	Stamford, CT	06901

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	CGMRC
Location (City/State)	Stamford, Connecticut	Cut-off Date Principal Balance(2)	$140,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$274.81
Size (SF)	982,483	Percentage of Initial Pool Balance	13.0%
Total Occupancy as of 6/19/2014	88.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/19/2014	88.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.58500%
Appraised Value	$427,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$42,900,089
Underwritten Expenses	$17,690,143	Escrows
Underwritten Net Operating Income (NOI)	$25,209,946	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$22,812,465	Taxes	$963,416	$481,708
Cut-off Date LTV Ratio(1)	63.2%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	57.9%	Replacement Reserves	$4,470,000	$16,375
DSCR Based on Underwritten NOI / NCF(1)	1.52x / 1.38x	TI/LC	$0	$187,500
Debt Yield Based on Underwritten NOI / NCF(1)	9.3% / 8.4%	Other(3)	$1,610,870	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$270,000,000	99.7%	Loan Payoff	$262,500,217	97.0%
Principal’s New Cash Contribution	695,992	0.3	Reserves	7,044,286	2.6
			Closing Costs	1,151,489	0.4

Total Sources	$270,695,992	100.0%	Total Uses	$270,695,992	100.0%

(1)	Calculated based on the aggregate balance of the Stamford Plaza Portfolio Whole Loan.
(2)
The Stamford Plaza Portfolio Loan with a Cut-off Date Balance of $140,000,000 is evidenced by Note A-1 (the controlling note in the principal amount of $120,000,000) and Note A-2-A (a non-controlling note in the principal amount of $20,000,000), which notes are part of a $270,000,000 whole loan evidenced by four pari passu notes. The non-controlling pari passu companion loan evidenced by Note A-2-B has a principal balance of $30,000,000 as of the Cut-off Date and is held by Citigroup Global Markets Realty Corp. and is expected to be contributed to a future securitization. The non-controlling pari passu companion loan evidenced by Note A-3  has a principal balance of $100,000,000 as of the Cut-off Date and is held outside the Issuing Entity but is expected to be contributed to the WFRBS 2014-C22 transaction.

(3)
Other upfront reserve represents a deferred maintenance reserve of $945,000 and an unfunded obligation reserve of $665,870 for tenant improvements and leasing commissions outstanding as of the origination date. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Stamford Plaza Portfolio Loan”) is part of a whole loan (the “Stamford Plaza Portfolio Whole Loan”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee interests in four adjacent office properties located in Stamford, Connecticut (the “Stamford Plaza Portfolio Properties”).  The Stamford Plaza Portfolio Whole Loan was co-originated on August 6, 2014 by Citigroup Global Markets Realty Corp. and The Royal Bank of Scotland plc. The Stamford Plaza Portfolio Whole Loan had an original principal balance of $270,000,000 and has an outstanding principal balance as of the Cut-off Date of $270,000,000.  Each of the notes evidencing the Stamford Plaza Portfolio Whole Loan accrues interest at an interest rate of 4.58500% per annum.  The proceeds of the Stamford Plaza Portfolio were primarily used to refinance the Stamford Plaza Portfolio Properties.

The Stamford Plaza Portfolio Loan (evidenced by Note A-1 and Note A-2-A), which will be contributed to the GSMS 2014-GC24 securitization, has an outstanding principal balance as of the Cut-off Date of $140,000,000 and represents approximately 13.0% of the Initial Pool Balance. Note A-1, which represents the controlling interest in the Stamford Plaza Portfolio Whole Loan and will be contributed to the Issuing Entity (along with Note A-2-A), had an original principal balance of $120,000,000 and has an outstanding principal balance as of the Cut-off Date of $120,000,000.  Note A-2-A, which represents a non-controlling interest in the Stamford Plaza Portfolio Whole Loan, had an original principal balance of $20,000,000 and has an outstanding principal balance as of the Cut-off Date of $20,000,000. The related companion loans (the “Stamford Plaza Portfolio Companion Loans”) (evidenced by two, non-controlling pari passu notes), are held outside the Issuing Entity.  One related companion loan (evidenced by Note A-2-B) is expected to be contributed to a future securitization transaction and has an outstanding principal balance as of the Cut-off Date of $30,000,000 and the other related companion loan (evidenced by Note A-3), held outside the Issuing Entity, is expected to be contributed to the WFRBS 2014-C22 transaction and has an outstanding principal balance as of the Cut-off Date of $100,000,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

The Stamford Plaza Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Stamford Plaza Portfolio Whole Loan requires interest-only payments for the first 60 payments following origination and, thereafter, requires payments of principal and interest based on a 30-year amortization schedule.  The Stamford Plaza Portfolio Whole Loan scheduled maturity date is the due date in August 2024.

At any time after the earlier of (x) the fourth anniversary of the loan origination date and (y) second anniversary of the last securitization of any portion of the Stamford Plaza Portfolio Whole Loan, the borrowers have the right to defease the Stamford Plaza Portfolio Whole Loan in whole, or in part (see “Partial Release” below), with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.  In addition, the Stamford Plaza Portfolio Whole Loan is prepayable without penalty on or after May 6, 2024.

■
The Mortgaged Property. The Stamford Plaza Portfolio Properties are comprised of two 15-story, class A office buildings and two 16-story class A office buildings containing, in total, 982,483 SF located in Stamford, Connecticut. The Stamford Plaza Portfolio Properties were built between 1979 and 1986 and renovated between 1993 and 1996. The Stamford Plaza Portfolio Properties are located at the southwestern corner of the intersection of Tresser Boulevard and Elm Street, just north of Interstate 95 and within close walking distance to the Metro-North New Haven Line commuter railroad (Stamford Station). The Stamford Plaza Portfolio Properties are located directly adjacent to each other and form a contiguous office complex linked by common interior and exterior walkways. Shared amenities include a cafeteria, sundry shops, fitness center, conference facilities, ATM machines, and a shuttle bus to the Stamford Station. Parking is provided by three covered parking structures comprising 2,575 spaces, which equates to 2.6 spaces per 1,000 SF of rentable area. Nine investment grade tenants comprise 36.6% of the net rentable area and 43.2% of the underwritten base rent, including WR Berkley, Merrill Lynch, Pierce, Fenner & Smith, Icon International, Inc., Noble Americas Corp, Webster Bank NA, and Chevron USA Inc. As of June 19, 2014, the Stamford Plaza Portfolio Properties are 88.0% leased to 60 tenants.

The following table presents certain information relating to the Stamford Plaza Portfolio Properties:

Property Name	Property Type	Allocated Cut-off Date Principal Balance	% of Portfolio Cut-off Date Principal Balance	Occupancy	Year Built/ Renovated	Net Rentable Area (SF)	Appraised Value	UW Net Cash Flow
Two Stamford Plaza	Office	$39,719,101	28.4%	85.1%	1986/1994	258,132	$121,200,000	$5,554,216
Four Stamford Plaza	Office	34,377,341	24.6	79.7%	1979/1996	261,982	104,900,000	5,128,753
One Stamford Plaza	Office	33,132,023	23.7	89.8%	1986/1994	216,252	101,100,000	4,942,900
Three Stamford Plaza	Office	32,771,535	23.4	98.1%	1981/1993	246,117	100,000,000	7,186,595
Total / Wtd. Avg.		$140,000,000	100.0%	88.0%		982,483	$427,200,000	$22,812,465

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

The following table presents certain information relating to the major tenants at the Stamford Plaza Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
WR Berkley(2)	BBB+/Baa2/BBB+	92,124	9.4%	$4,487,026	11.5%	$48.71	6/30/2021(2)	1, 5-year option
Icon International, Inc.	BBB+/NR/BBB	76,555	7.8	3,489,155	8.9	45.58	1/31/2018	1, 5-year option
Merrill Lynch, Pierce, Fenner & Smith	A/Baa2/NR	55,833	5.7	2,758,942	7.0	49.41	2/28/2018	2, 5-year options(3)
Towers Watson Pennsylvania	NR/NR/NR	68,234	6.9	2,642,227	6.7	38.72	10/31/2016	2, 5-year options
Glencore, Ltd.	NR/NR/NR	45,537	4.6	2,377,321	6.1	52.21	2/28/2022	2, 5-year options(4)
Noble Americas Corp	BBB-/Baa3/BBB-	48,058	4.9	2,147,425	5.5	44.68	3/15/2021	2, 5-year options
Tronox LLC	NR/Ba3/BB	27,358	2.8	1,333,939	3.4	48.76	3/31/2023	2, 5-year options(5)
Wiggin and Dana LLP	NR/NR/NR	22,987	2.3	1,080,389	2.8	47.00	1/31/2022	2, 5-year options
Hexcel Corporation	NR/NR/BBB-	22,023	2.2	1,035,081	2.6	47.00	2/28/2022	2, 5-year options
Boardroom Inc.	NR/NR/NR	22,360	2.3	1,006,200	2.6	45.00	2/29/2020	2, 5-year options(6)
Ten Largest Owned Tenants		481,069	49.0%	$22,357,704	57.1%	$46.48
Remaining Owned Tenants		383,109	39.0	16,794,677	42.9	43.84
Vacant Spaces (Owned Space)		118,305	12.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		982,483	100.0%	$39,152,381	100.0%	$45.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Three operating units of WR Berkley are tenants with separate leases at Three Stamford Plaza: 46,062 SF (4.7% of NRSF and 5.4% of Annual U/W Base Rent) expiring on February 28, 2021; 35,698 SF (3.6% of NRSF and 4.1% of Annual U/W Base Rent) expiring on June 30, 2021, and 10,364 SF (1.1% of NRSF and 1.2% of Annual U/W Base Rent) expiring on June 30, 2021. The tenants have the option to terminate their respective leases as of March 1, 2016 (46,062 NRSF), November 1, 2016 (35,698 NRSF) and November 1, 2017 (10,364 NRSF) with nine months written notice prior to each respective lease expiration. In addition, the tenants each have one, five-year extension option.

(3)	Merrill Lynch, Pierce, Fenner & Smith has the option to surrender up to 11,371 SF of its leased space at any time with 12 months’ notice.
(4)	Glencore may terminate its lease as of June 2017 with 12 months notice.
(5)	Tronox may terminate its lease as of March 2019 with 12 months notice.
(6)	Boardroom Inc. may terminate its lease as of March 2016 with 12 months notice.

The following table presents certain information relating to the lease rollover schedule for the Stamford Plaza Portfolio Properties:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	5,388	0.5%	0.5%	$1,690	0.0%	$0.31	2
2014	0	0.0	0.5%	0	0.0	0.00	0
2015	42,988	4.4	4.9%	1,838,493	4.7	42.77	7
2016	130,483	13.3	18.2%	5,433,306	13.9	41.64	9
2017	61,116	6.2	24.4%	2,954,775	7.5	48.35	8
2018	202,818	20.6	45.1%	9,417,486	24.1	46.43	10
2019	42,019	4.3	49.3%	1,788,822	4.6	42.57	5
2020	82,359	8.4	57.7%	3,463,761	8.8	42.06	9
2021	140,182	14.3	72.0%	6,634,450	16.9	47.33	4
2022	105,438	10.7	82.7%	5,222,450	13.3	49.53	4
2023	27,358	2.8	85.5%	1,333,939	3.4	48.76	1
2024	24,029	2.4	88.0%	1,063,208	2.7	44.25	1
2025 & Thereafter	0	0.0	88.0%	0	0.0	0.00	0
Vacant	118,305	12.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	982,483	100.0%		$39,152,381	100.0%	$45.31	60

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

The following table presents certain information relating to historical leasing at the Stamford Plaza Portfolio Properties:

Historical Leased %(1)
	2009	2010	2011	2012	2013	As of 6/19/2014
Owned Space	86.5%	87.2%	88.2%	91.4%	91.4%	88.0%

(1)	As provided by the borrower and reflects occupancy as of December 31, for the indicated year unless otherwise specified.

The following table presents certain information relating to the historical average annual rent per SF at the Stamford Plaza Portfolio Properties:

Historical Average Base Rent per SF(1)
	2011	2012	2013
Base Rent per SF	$32.52	$33.11	$38.80

(1)	Base Rent per SF calculation is based on borrower provided rental figures and total occupied square footage of 866,374 (2011), 898,469 (2012) and 898,429 (2013).

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stamford Plaza Portfolio Properties:

Cash Flow Analysis
	2012	2013	TTM 5/31/2014	Underwritten(1)		Underwritten $ per SF(1)
Base Rent	$29,750,903	$34,863,266	$36,870,779	$37,323,769		$37.99
Contractual Rent Steps	0	0	0	1,828,612		1.86
Gross Up Vacancy	0	0	0	5,459,642		5.56
Total Rent	$29,750,903	$34,863,266	$36,870,779	$44,612,023		$45.41
Total Reimbursables	1,212,070	661,411	622,584	388,964		0.40
Other Income(2)	3,375,412	3,221,615	3,255,014	3,358,745		3.42
Vacancy & Credit Loss	0	0	0	(5,459,642	)(3)	(5.56)
Effective Gross Income	$34,338,385	$38,746,292	$40,748,377	$42,900,089		$43.66

Real Estate Taxes	$5,956,111	$5,646,862	$5,323,351	$5,370,961		$5.47
Insurance	263,408	277,440	305,891	319,494		0.33
Management Fee	1,300,887	1,371,790	1,350,302	1,000,000		1.02
Other Operating Expenses	10,148,455	10,512,025	10,999,688	10,999,688		11.20
Total Operating Expenses	$17,668,861	$17,808,117	$17,979,232	$17,690,143		$18.01

Net Operating Income(4)(5)	$16,669,524	$20,938,175	$22,769,145	$25,209,946		$25.66
TI/LC	0	0	0	2,200,985		2.24
Capital Expenditures	0	0	0	196,497		0.20
Net Cash Flow	$16,669,524	$20,938,175	$22,769,145	$22,812,465		$23.22

(1)
The increase in base rent and net operating income from TTM 5/31/2014 to Underwritten is due to average contractual rent over the respective lease terms of nine investment grade tenants totaling 36.6% of the net rentable area and 43.2% of the underwritten base rent and contractual rent steps through August 2015.

(2)	Other income includes parking, percentage rent and late fees, administrative fees on electric billings, miscellaneous parts and administrative charges for overseeing and approving tenant construction.
(3)	The underwritten economic vacancy is 11.7%. The Stamford Plaza Portfolio Properties were 88.0% occupied as of June 19, 2014.
(4)	The Net Operating Income for the period beginning on January 1, 2014 and ending on May 31, 2014 is $9,954,834.
(5)	2013 Net Operating Income is higher than 2012 Net Operating Income due to new leases and renewals; three new major tenant leases totaling more than $2.4 million in rental income were signed in 2012.

■	Appraisal. As of the appraisal valuation date of June 25, 2014, the Stamford Plaza Portfolio Properties had an aggregate “as-is” appraised value of $427,200,000.

■
Environmental Matters. According to the Phase I environmental site assessments dated July 8, 2014, there was no evidence of any recognized environmental conditions at the Stamford Plaza Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

■
Market Overview and Competition. The Stamford Plaza Portfolio Properties are located in downtown Stamford, Connecticut, approximately 40 miles northeast of New York City. The City of Stamford is located within Fairfield County, which is tied both economically and culturally to Manhattan with many residents commuting to Manhattan each day. Fairfield County’s proximity to New York City, combined with less expensive office rents than Manhattan, makes it an attractive destination for large corporate headquarters and regional offices. The Stamford Plaza Portfolio Properties are located within close walking proximity to the Metro-North – Stamford train station. Stamford’s economy is diverse, and serves as a headquarters or very large office destination for many significant corporations including The Royal Bank of Scotland, UBS, Thomson-Reuters, General Electric and Sikorsky.  According to a third party market research report, the 2014 population and average household income within a five-mile radius of the Stamford Plaza Portfolio Properties were 172,794 and $134,841, respectively.

According to the appraisal, the Stamford Plaza Portfolio Properties are located within the class A Stamford central business district (“CBD”) submarket of the Fairfield County office market.  As of the first quarter of 2014, the Fairfield County class A office market had a vacancy rate and weighted average annual asking gross lease rate of 18.6% and $40.15 per SF, respectively. As of the first quarter of 2014, the Stamford CBD class A submarket had a vacancy rate and weighted average annual asking gross lease rate of 21.4% and $47.92 per SF, respectively.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Stamford Plaza Portfolio Properties:

Office Lease Comparables(1)(2)

	Stamford Plaza Portfolio	First Stamford Place	Metro Center	300 Atlantic Street	400 Atlantic Street	Stamford Towers South
Year Built / Renovated	Various	1984	1987	1986	1981	1989
Total GLA	982,483	778,874	275,954	272,458	513,955	132,477
Total Occupancy	88.0%	86.1%	90.2%	83.8%	81.9%	77.9%
Avg. Direct Asking Rent per SF	$43.19	$49.03	$62.76	$55.25	$54.10	$47.75

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

■
The Borrowers. The borrowers are One Stamford Plaza Owner LLC, Three Stamford Plaza Owner LLC and Four Stamford Plaza Owner LLC, all of which are Delaware limited liability companies and single purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Stamford Plaza Portfolio Whole Loan.

Aby Rosen and Michael Fuchs are the guarantors of certain nonrecourse carveouts under the Stamford Plaza Portfolio Whole Loan.  Aby Rosen and Michael Fuchs are the founders of RFR Holding LLC (“RFR”), a Manhattan based global real estate investment, development and management company founded in 1991. RFR’s diverse portfolio includes signature office towers, ultra-luxury condominiums, hotels and high-end retail developments. Led by a team of senior executives whose members average over 20 years of experience, RFR manages more than 60 assets and development projects in New York City, Stamford, Miami, Las Vegas and Germany.

■
Escrows. The loan documents provide for upfront escrows in the amount of $963,416 for real estate taxes, $945,000 for deferred maintenance, $4,470,000 for replacement reserves and $665,870 for tenant-specific tenant improvements and leasing commissions.  The loan documents provide for monthly escrows in the amount equal to one-twelfth of the amount the lender estimates will be required to pay taxes over the then succeeding 12 month period for real estate taxes, $16,375 for replacement reserves and $187,500 for tenant improvements and leasing commissions. Ongoing monthly reserves for insurance are not required as long as the Stamford Plaza Portfolio Properties are covered by an acceptable blanket insurance policy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

■
Lockbox and Cash Management. The Stamford Plaza Portfolio Whole Loan requires lender-controlled lockbox accounts (which are already in place) and that the borrowers direct tenants and the parking and property managers to pay their rents and revenue, respectively, directly into such lockbox accounts.  The loan documents also require that all rents, cash revenues and all other monies received by the borrowers, the property manager, or the parking manager, as applicable, be deposited into the applicable lockbox account within two business days of receipt.  Funds are then swept to a cash management account controlled by the lender.

In the event that a Stamford Plaza Portfolio Trigger Period is in effect, the borrowers are required to make monthly deposits for approved operating expenses and extraordinary expenses. Also, in the event that a Stamford Plaza Portfolio Trigger Period is in effect, all excess cash flow funds generated by the Stamford Plaza Portfolio Properties must be deposited with the lender. So long as no Stamford Plaza Portfolio Trigger Period has occurred and is continuing, funds sufficient to pay an amount equal to such operating expense monthly deposit amount will be disbursed to the borrowers, and all excess cash will be disbursed to the borrowers.

A “Stamford Plaza Portfolio Trigger Period” will commence upon the earlier of (i) an event of default under the loan documents; (ii) the amortizing debt service coverage ratio being less than 1.20x; (iii) any Major Tenant becoming insolvent or subject to any bankruptcy or insolvency action; (iv) any Major Tenant being in default under its lease beyond applicable notice and cure periods; (v) any Major Tenant giving notice in writing that it is exercising a termination, cancellation and/or lease rejection right under its lease and/or such Major Lease otherwise fails to be in full force and effect; and (vi) the occurrence of a Major Tenant Non-Renewal Event. A Portfolio Trigger Period will end with respect to clause (i) above, if such event of default has been cured; with respect to clause (ii) above, if the amortizing debt service coverage ratio calculated in accordance with the loan documents is equal to or greater than 1.20x for two consecutive calendar quarters; with respect to clause (iii) above, if the Major Tenant has affirmed its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction; with respect to clause (iv) above, if the borrowers had provided to the lender evidence satisfactory to the lender that such default under such Major Lease has been cured and the Major Tenant is paying full unabated rent; with respect to clause (v) above, if the borrowers have provided the lender evidence satisfactory to the lender that such Major Tenant has revoked or rescinded all termination, cancellation and/or rejection notices with respect to its lease and has re-affirmed its lease as being in full force and effect; and with respect to clause (vi) above, if the debt service coverage ratio excluding any gross rents received from such Major Tenant is greater than 1.25x.

“Major Lease” is defined as (i) any lease, which, when aggregated with all other leases at the Stamford Plaza Portfolio Properties with the same tenant or its affiliate covers 25,000 or more rentable SF of improvements; (ii) any lease which has any option, offer or right of first refusal to acquire any portion of the Stamford Plaza Portfolio Properties; (iii) any lease in which an affiliate of the borrowers is the guarantor; (iv) any lease entered into during the continuance of an event of default; and (v) any instrument guaranteeing or providing credit support for any such Major Lease.

“Major Tenant” is defined as any tenant which, individually or when aggregated with all other affiliated tenants at the Stamford Plaza Portfolio Properties covers 15% or more of the total rental income for the Stamford Plaza Portfolio Properties or covers 100,000 or more rentable SF of improvements and any parent or any affiliate guaranteeing or providing credit support for such Major Tenant.

“Major Tenant Non-Renewal Event” means the occurrence of both (A) and (B) as follows: (A) any Major Tenant (x) fails to deliver written notice to the borrowers extending the term of its lease upon the earlier to occur of (i) one year prior to the expiration of the then applicable term of the applicable lease or (ii) the renewal notice period required under such lease and (y) such lease is not renewed for a minimum renewal term of five years and (B) the debt service coverage ratio for the succeeding twelve month period and excluding any gross rents to be received from such Major Tenant is less than 1.25x.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

■
Property Management. The Stamford Plaza Portfolio Properties are managed by RFR Realty LLC, an affiliate of the borrowers (the “Property Manager”) and Pro Park Inc. (the “Parking Manager,” and together with the Property Manager, the “Manager”). Under the loan documents, the Stamford Plaza Portfolio Properties may not be managed by any other party, other than a Qualified Manager. The lender may require the borrowers to replace Manager (i) during the continuance of an event of default under the Stamford Plaza Portfolio Whole Loan, (ii) during the continuance of a default by the Manager under the applicable management agreement after the expiration of any applicable cure period, (iii) if the Manager becomes insolvent or a debtor in (A) an involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (B) a voluntary bankruptcy or insolvency proceeding, or (iv) if one or more members of the senior management of the Manager has engaged in any act of gross negligence, fraud, willful misconduct or misappropriation of funds with respect to the properties and such act remains uncured and such member or members of senior management of Manager is not removed within thirty (30) days of the Manager becoming aware of such act.

A “Qualified Manager” means (i) a person approved by lender in writing (which may be conditioned upon lender obtaining a rating agency confirmation) or (ii) any of the following managers (or affiliates thereof): (A) Cushman & Wakefield, (B) Jones Lang LaSalle, or (C) CBRE, provided that no material adverse change (economic or otherwise) shall have occurred to such manager (or affiliate thereof), as determined by lender in its reasonable discretion prior to manager (or affiliate thereof) taking over management responsibilities of the applicable individual property.

■
Partial Release.  At any time after the earlier to occur of (x) the fourth anniversary of the loan closing date and (y) the second anniversary of the last securitization of any portion of the Stamford Plaza Portfolio Whole Loan, the borrowers may obtain the release of an individual property from the lien of the related mortgage in connection with a partial defeasance upon the satisfaction of certain conditions including but not limited to: (i) no event of default under the loan documents has occurred or is continuing at the time that the release occurs; (ii) the borrowers have delivered defeasance collateral in an amount equal to the greater of (a) 90% of net proceeds of the sale of the released property; and (b) 120% of the released property’s allocated loan amount; (iii) after such release, the amortizing debt service coverage ratio of the remaining properties must be greater than the greater of (x) the amortizing debt service coverage ratio immediately preceding such release and (y) 1.38x; (iv) after such release, the loan-to-value ratio of the remaining properties must not be greater than the lesser of (x) the loan-to-value ratio immediately preceding such release and (y) 63.2%; and (v) borrowers will not be permitted to release the One Stamford Plaza and Two Stamford Plaza properties separately.

■
Mezzanine Indebtedness. Affiliates of the borrowers have five outstanding junior mezzanine loans (the “Stamford Plaza Mezzanine Loans”).  Two of the Stamford Plaza Mezzanine Loans are currently owned by affiliates of the borrowers, another two of the Stamford Plaza Mezzanine Loans are majority owned by affiliates of the borrowers, and the remaining Stamford Plaza Mezzanine Loan is owned by an affiliate of the borrowers who has pledged its interest in such Stamford Plaza Mezzanine Loan to Westdeutsche Immobilienbank Mainz (“WIB”) as security for another subordinate loan with an equal balance.  The Stamford Plaza Mezzanine Loans are secured by the direct or indirect equity interests in such borrower affiliates.  The Stamford Plaza Mezzanine Loans have an aggregate original principal balance and a Cut-off Date principal balance of $390,000,000, of which approximately $276,400,000 is owned by or participated to affiliates of the borrowers, approximately $50,000,000 is owned by an affiliate but pledged to WIB as discussed above and approximately $63,600,000 is owned by or participated to non-affiliates.  Pursuant to the Stamford Plaza Mezzanine Loan documents, a portion of the aggregate principal amount of the Stamford Plaza Mezzanine Loans has been allocated to each of the Stamford Plaza Portfolio Properties and other unrelated properties covered by the Stamford Plaza Mezzanine Loans (for purposes of Stamford Plaza Mezzanine Loan document provisions regarding, among other things, sales of individual properties at mezzanine loan release prices and allocation of insurance proceeds). The portion of the Stamford Plaza Mezzanine Loans so allocated to the Stamford Plaza Portfolio Properties in accordance with the Stamford Plaza Mezzanine Loan documents is approximately $227,175,000; provided, however, that with respect to the junior institutional Stamford Plaza Mezzanine Loan in the principal amount of $40,000,000, there are no allocated loan amounts and the only condition for allowing a release of any individual property is the satisfaction of the terms and conditions set forth in the Stamford Plaza Mortgage Loan agreement and in the other four senior Stamford Plaza Mezzanine Loan agreements and, therefore, an allocated loan amount was arrived at

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STAMFORD PLAZA PORTFOLIO

for the institutional Stamford Plaza Mezzanine Loan solely by analogy to the allocated loan amounts set forth in the other Stamford Plaza Mezzanine Loan documents. The Stamford Plaza Mezzanine Loans all mature on August 6, 2024. The mezzanine lenders have entered into subordination and standstill agreements with the mortgage lender with respect to each of the Stamford Plaza Mezzanine Loans.  In addition, the mezzanine lenders and WIB do not have any cure rights, purchase options or consent rights with respect to actions under the Stamford Plaza Portfolio Whole Loan.   See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” and Annex A to the Free Writing Prospectus for additional information on the Stamford Plaza Mezzanine Loans.

■
Terrorism Insurance. The loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the Stamford Plaza Portfolio Properties. The loan documents also require business interruption insurance covering no less than the 18-month period following the occurrence of a casualty event, together with a six-month extended period of indemnity. However, in the event the Terrorism Risk Insurance Program Reauthorization Act of 2007 or subsequent similar statute is not renewed or extended (or replaced by a comparable statute) at any time during the term of the Stamford Plaza Portfolio Whole Loan, borrowers are required to maintain terrorism insurance coverage at a cost not to exceed 200% of all insurance premiums for all insurance coverages required pursuant to the loan documents (without giving effect to the cost any terrorism component of such insurance). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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COASTAL GRAND MALL

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BED BATH &
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ULTA

VICTORIA'S SECRET

Harrelson Blvd
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sears
belk
Pine Island Rd

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

Conway
501
90
22
31
544
17
707
Coastal Carolina University
Conway Medical Center
Edward E. Burroughs Hwy
Carolina Bays Pky
Forestbrook Rd
Colonial Mall Myrtle Beach
The Galleria
Grand Strand Regional Medical Center
Myrtle Beach
Pavilion Nostalgia Park
BB&T Coastal Field
N Kings Hwy
Coastal Grand Mall
2000 Coastal Grand Circle
Myrtle Beach, SC 29577
Family Kingdom Amusement Park
MYRTLE BEACH INTERNATIONAL AIRPORT
ATLANTIC OCEAN
Surfside Beach
Inlet Square Mall
Waccamaw Community Hospital
CARTIFACT
Charlotte
Raleigh
NC
Atlanta
Columbia
SC
GA
Myrtle Beach
Charleston
Savannah
Atlantic Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Myrtle Beach, South Carolina	Cut-off Date Principal Balance		$125,821,239
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$199.35
Size (SF)(1)	631,153	Percentage of Initial Pool Balance		11.7%
Total Occupancy as of 5/13/2014(2)	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/13/2014(2)	97.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2004, 2008 / NAP	Mortgage Rate		4.08650%
Appraised Value	$218,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term(Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$22,008,983
Underwritten Expenses	$5,982,321	Escrows
Underwritten Net Operating Income (NOI)	$16,026,662		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,407,975	Taxes	$502,833	$62,854
Cut-off Date LTV Ratio	57.7%	Insurance	$0	$0
Maturity Date LTV Ratio	45.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.20x / 2.11x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.7% / 12.2%	Other(3)	$1,397,410	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$126,000,000	100.0%	Loan Payoff	$93,674,995	74.3%
			Principal Equity Distribution	29,774,937	23.6
			Reserves	1,900,243	1.5
			Closing Costs	649,826	0.5
Total Sources	$126,000,000	100.0%	Total Uses	$126,000,000	100.0%

(1)	Size (SF) reflects collateral SF inclusive of ground lease tenants for which the Borrower Sponsors own land and the tenant owns the improvements.
(2)
Total Occupancy and Owned Occupancy include six tenants (H&M, Palmetto Moon, Justice, Bijuju, Zumiez and AT&T) that have executed leases but are not yet open for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all.

(3)	Other upfront reserves represent an unfunded obligations reserve for tenant improvements associated with the H&M lease. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Coastal Grand Mall Loan”) is evidenced by a note in the original principal amount of $126,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a super-regional mall located in Myrtle Beach, South Carolina (the ”Coastal Grand Mall Property”). The Coastal Grand Mall Loan was originated by Goldman Sachs Mortgage Company on July 11, 2014 and represents approximately 11.7% of the Initial Pool Balance.  The note evidencing the Coastal Grand Mall Loan has an outstanding principal balance as of the Cut-off Date of $125,821,239 and has an interest rate of 4.08650% per annum.  The borrowers utilized the proceeds of the Coastal Grand Mall Loan to refinance the existing debt on the Coastal Grand Mall Property and to provide equity to the Borrower Sponsors.

The Coastal Grand Mall Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Coastal Grand Mall Loan requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in August 2024.  The Coastal Grand Mall may be voluntarily prepaid on or after the due date in August 2015 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid.  Voluntary prepayment of the Coastal Grand Mall Loan is permitted on and after May 6, 2024 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  Coastal Grand Mall is an approximately 1.1 million SF super-regional mall located in Myrtle Beach, South Carolina, 631,153 SF of which is included in the collateral as the Coastal Grand Mall Property. Collateral square footage includes three ground lease tenants for which the Borrower Sponsors own the land and the tenants own the improvements. The Coastal Grand Mall consists of a shopping mall, a strip center, and outparcels. Three outparcels were excluded from the collateral due to non-financeable ground leases. The Coastal Grand Mall Property was constructed in 2004 and 2008. As of May 13, 2014, Total Occupancy and Owned Occupancy (including certain tenants that have executed leases but are not yet open for business or begun paying rent as occupied space) were 98.4% and 97.3%, respectively. The mall is anchored by Belk (not in collateral), Dillard’s (not in collateral), JC Penney and Sears (not in collateral) and features a number of junior anchors including Bed Bath & Beyond, Dick’s Sporting Goods, Books-A-Million, Old Navy and a 14-screen Cinemark Theatre. The Coastal Grand Mall Property features approximately 120 stores and restaurants, including

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

a variety of nationally branded retailers such as Abercrombie & Fitch, Hollister Co., Jos. A. Bank, Ann Taylor LOFT, Reeds Jewelers and Victoria’s Secret. The Coastal Grand Mall Property’s inline space (which consists of tenants with less than 10,000 SF) generates inline comparable tenant sales (tenants that report sales and have at least 12 months of sales history) of approximately $362 per SF and an occupancy cost of 13.6%.  The latest sales figures are as of TTM 6/30/2014.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Coastal Grand Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF(2)	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Dillard’s	BBB-/Ba2/BB+	159,982	14.8%	No	$54,344	$0.34	NA	$131	NA	NA
Sears	CCC/Caa1/CCC+	142,722	13.2	No	62,798	$0.44	NA	$125	NA	NA
Belk	NR/NR/NR	140,000	12.9	No	101,500	$0.73	NA	$186	NA	NA
JC Penney(4)	CCC/Caa1/CCC+	103,911	9.6	Yes (GL)	375,997	$3.62	2/29/2028	$116	3.1%	10, 5-year options
Dick’s Sporting Goods	NR/NR/NR	52,000	4.8	Yes	821,831	$15.80	1/31/2020	$197	8.0%	3, 5-year options
Cinemark	NR/NR/BB-	51,788	4.8	Yes	932,184	$18.00	3/31/2019	$297,819	22.4%	4, 5-year options
Total Anchors		650,403	60.0%		$2,348,654

Jr. Anchors
Bed Bath & Beyond	NR/Baa1/A-	25,121	2.3%	Yes	$528,333	$21.03	1/31/2020	$353	6.0%	2, 5-year options
PetSmart	NR/NR/BB+	20,087	1.9	Yes	404,988	$20.16	1/31/2017	NA	NA	4, 5-year options
H&M(5)(6)	NR/NR/NR	19,963	1.8	Yes	339,371	$17.00	9/30/2025	NA	NA	3, 5-year options
Old Navy	BBB-/Baa3/BBB-	18,125	1.7	Yes	372,018	$20.53	1/31/2018	$218	9.4%	1, 5-year option
Books-A-Million	NR/NR/NR	15,187	1.4	Yes	231,479	$15.24	1/31/2020	$94	16.2%	1, 5-year option
Sears Auto Center	CCC/Caa1/CCC+	10,384	1.0	No	4,673	$0.45	NA	NA	NA	NA
Ulta Salon	NR/NR/NR	10,067	0.9	Yes	324,157	$32.20	3/31/2018	$402	8.0%	2, 5-year options
Total Jr. Anchors		118,934	11.0%		$2,205,019

In-line		262,951	24.3%		$10,949,682	$41.64		$362	13.6%
Outparcel		28,521	2.6%		$943,011	$33.06
Kiosk		646	0.1%		$355,736	$550.68
Food Court		5,861	0.5%		$903,405	$154.14
Other(7)		2	0.0%		$48,697	$24,348.50
Vacant Spaces		16,933	1.6%		$0	NA
Total Owned SF		631,153	58.2%		$17,478,093
Total SF		1,084,251	100.0%		$17,754,205

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Cinemark Tenant Sales $ per SF/Screen is based on 14 screens.
(3)
Underwritten comparable inline (<10,000 SF) sales as of TTM 6/30/2014. Underwritten sales include adjustments for newly executed leases. JC Penney, Sears and Dillard’s sales reflect Borrower Sponsors estimate as of December 31, 2013.

(4)	JC Penney is a ground lease tenant. The Borrower Sponsors own the land and the tenant owns the improvements.
(5)
H&M has recently executed a lease and is expected to take occupancy and begin paying rent in October 2015. We cannot assure you that H&M will take occupancy and begin paying rent as expected or at all.

(6)	H&M Tenant GLA may vary based on the actual build-out of the space. The actual build-out for H&M improvements may impact the Total and Owned SF.
(7)	Other category includes trash pad site agreements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Coastal Grand Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)(4)	Occupancy Cost	Renewal / Extension Options
Cinemark	NR/NR/BB-	51,788	8.2%	$932,184	7.1%	$18.00	3/31/2019	$297,819	22.4%	4, 5-year options
Dick’s Sporting Goods	NR/NR/NR	52,000	8.2	624,000	4.7	12.00	1/31/2020	$197	8.0%	3, 5-year options
PetSmart	NR/NR/BB+	20,087	3.2	381,653	2.9	19.00	1/31/2017	NA	NA	4, 5-year options
Bed Bath & Beyond	NR/Baa1/A-	25,121	4.0	366,013	2.8	14.57	1/31/2020	$353	6.0%	2, 5-year options
H&M(5)(6)	NR/NR/NR	19,963	3.2	339,371	2.6	17.00	9/30/2025	NA	NA	3, 5-year options
Ulta Salon	NR/NR/NR	10,067	1.6	324,157	2.5	32.20	3/31/2018	$402	8.0%	2, 5-year options
Old Navy	BBB-/Baa3/BBB-	18,125	2.9	267,344	2.0	14.75	1/31/2018	$218	9.4%	1, 5-year option
American Eagle Outfitters	NR/NR/NR	7,667	1.2	237,667	1.8	31.00	1/31/2018	$414	12.2%	NA
Zales	NR/NR/NR	1,497	0.2	227,071	1.7	151.68	3/31/2024	$1,218	14.2%	NA
JC Penney(7)	CCC/Caa1/CCC+	103,911	16.5	225,000	1.7	2.17	2/29/2028	$116	3.1%	10, 5-year options
Ten Largest Owned Tenants		310,226	49.2%	$3,924,460	29.9%	$12.65
Remaining Owned Tenants		303,994	48.2	9,216,765	70.1	30.32
Vacant Spaces (Owned Space)		16,933	2.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		631,153	100.0%	$13,141,225	100.0%	$21.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space, inclusive of ground lease tenants where the Borrower Sponsors own the land and the tenant owns the improvements. Does not include non-owned tenants.
(3)	Cinemark Tenant Sales $ per SF/Screen is based on 14 screens.
(4)	Tenant sales are based on TTM 6/30/2014. JC Penney sales reflect Borrower Sponsor estimates as of December 31, 2013.
(5)
H&M has recently executed a lease and is expected to take occupancy and begin paying rent in October 2015. We cannot assure you that H&M will take occupancy and begin paying rent as expected or at all.

(6)	H&M Tenant GLA may vary based on the actual build-out of the space. The actual build-out for H&M improvements may impact the Total and Owned SF.
(7)	JC Penney is a ground lease tenant. The Borrower Sponsors own the land and the tenant owns the improvements.

The following table presents certain information relating to the lease rollover schedule at the Coastal Grand Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	8,994	1.4%	1.4%	$136,392	1.0%	$15.16	4
2014	8,647	1.4	2.8%	238,954	1.8	27.63	7
2015	99,964	15.8	18.6%	2,276,090	17.3	22.77	31
2016	12,240	1.9	20.6%	487,815	3.7	39.85	9
2017	37,121	5.9	26.5%	868,512	6.6	23.40	9
2018	59,656	9.5	35.9%	1,570,509	12.0	26.33	11
2019	95,210	15.1	51.0%	2,380,784	18.1	25.01	13
2020	108,913	17.3	68.2%	1,752,895	13.3	16.09	9
2021	8,192	1.3	69.5%	207,466	1.6	25.33	2
2022	6,735	1.1	70.6%	253,643	1.9	37.66	3
2023	5,545	0.9	71.5%	158,891	1.2	28.65	1
2024	22,702	3.6	75.1%	1,763,090	13.4	77.66	15
2025 & Thereafter	140,301	22.2	97.3%	1,046,186	8.0	7.46	6
Vacant	16,933	2.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	631,153	100.0%		$13,141,225	100.0%	$21.39	120

(1)	Calculated based on approximate square footage occupied by each Owned Tenant, inclusive of ground lease tenants for which the Borrower Sponsors own the ground and the tenant owns the improvements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

The following table presents general descriptions and renewal options of five largest Owned Tenants at the Coastal Grand Mall Property:

Tenant Name	Description	Renewal / Extension Options
Cinemark
Cinemark Holdings, Inc. (“Cinemark”), a publicly traded company on the NYSE under the ticker symbol “CNK”, is a movie theater operator in the US. As of December 2013, Cinemark operated 482 theatres with 5,563 screens in the US and Latin America. Cinemark is an international operator, with theatres in 13 countries. Cinemark continues to build and acquire new theatres. In May 2013, Cinemark acquired a total of 32 theatres with 483 screens from Rave Real Property Holdco, LLC and certain of its subsidiaries. The acquisition expanded Cinemark’s domestic footprint to one new state and seven new markets. As of year-end 2013, revenues, operating income and net income were $2,682.9 million, $415.5 million and $148.5 million, respectively. The company had cash and cash equivalents of $599.9 million and long-term debt of $1,832.8 million as of December 31, 2013.
4, 5-year options

Dick’s Sporting Goods
Dick’s Sporting Goods, Inc. (“Dick’s”), a publicly traded company on the NYSE under the ticker symbol “DKS”, is an omni-channel sporting goods retailer whose products include sports equipment, apparel, footwear and accessories. Dick’s also owns and operates Golf Galaxy, Field & Stream and True Runner specialty stores. As of May 3, 2014, Dick’s operated 650 stores, including 8 new stores which opened in the first quarter of 2014. Five hundred and sixty-six of the stores are operated under the Dick’s Sporting Goods concept and 84 are operated as Golf Galaxy and other specialty store concepts. As of the 13 weeks ending May 4, 2014, Dick’s reported net sales of approximately $1.4 billion which reflects an 8% increase over same period in 2013. Net income was reported to be approximately $70.0 million compared to $64.8 million as of the 13 weeks ending May 4, 2013. As of May 3, 2014, Dick’s had total cash and cash equivalents of $139.4 million and long-term liabilities of $389.7 million.
3, 5-year options

PetSmart
PetSmart, Inc. (“PetSmart”), a publicly traded company on the NASDAQ under the ticker symbol “PETM”, is the specialty provider of pet products and services in North America. As of year-end 2013, PetSmart operated 1,333 stores in the US, Puerto Rico and Canada, including 55 stores which the company opened in 2013. As of February 2, 2014, 844 stores featured full-service veterinary hospitals. As of the 52 weeks ending February 2, 2014, company net sales were reported to be approximately $6.9 billion compared to $6.8 billion as of the same period in 2013 and $6.1 billion as of the same period in 2012. Net income was reported to be approximately $419.5 million compared to $389.5 million as of the 52 week period ending February 2, 2013. As of February 2, 2014, PetSmart had cash and cash equivalents of $285.6 million and long-term liabilities of $633.8 million (inclusive of capital lease obligations, deferred rents and other noncurrent liabilities).
4, 5-year options

Bed Bath & Beyond
Bed Bath & Beyond, Inc. (“Bed Bath & Beyond”), a publicly traded company on the NASDAQ under the ticker symbol “BBBY”, is a retailer which operates under the names Bed Bath & Beyond, Christmas Tree Shops, Christmas Tree Shops andThat! or andThat!, Harmon or Harmon Face Values, buybuy BABY and World Market, Cost Plus World Market or Cost Plus. The company sells a variety of domestic merchandise including bed linens, bath items and kitchen textiles as well as home furnishings. Bed Bath & Beyond also operates Linen Holdings, a provider of a variety of textile products, amenities and other goods to institutional customer in the hospitality, cruise line, food service, healthcare and other industries. As of March 1, 2014, Bed Bath & Beyond operated 1,496 stores. In 2013, Bed Bath & Beyond opened 33 new stores. Thirty additional new stores are currently expected to open in 2014. As of fiscal year 2013, company net sales were reported to be $11.5 billion, up approximately 5.4% over fiscal year 2012, and net earnings were reported to be approximately $1.0 billion, up 5% over fiscal year 2012. As of March 1, 2014, Bed Bath & Beyond had working capital of $1.9 million, $108,000 of long-term sale leaseback and capital lease obligations and no long-term debt.
2, 5-year options

H&M
Hennes & Mauritz B F (“H&M”), a publicly traded company on the Nasdaq OMX Nordic Exchange in Sweden under the ticker symbol “HMRZF”, is international fashion retailer which operates under the following brands: H&M, & Other Stories, COS, Monki, Weekday and Cheap Monday. As of year-end 2013, H&M operated 3,132 stores in 53 markets, 2,936 of which are operated under the H&M brand. As of fiscal year 2013, H&M’s sales were reported to have increased by 9%, in local currencies, over the prior year. Post conversion to SEK, sales totaled approximately Swedish Krona (“SEK”) 150.0 billion. Operating profit for 2013 was reported to be approximately SEK 22.2 billion. As of year-end 2013, the company had liquid funds and short term investments of approximately SEK 17.2 billion.
3, 5-year options

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

The following table presents certain information relating to historical leasing at the Coastal Grand Mall Property:

Historical Leased %(1)
	2009	2010	2011	2012	2013	As of 4/30/2014
Owned Occupancy	98.9%	98.6%	98.6%	98.7%	99.0%	95.6%

(1)	As provided by the borrower and represents occupancy as of December 31 unless otherwise noted.

The following table presents certain information relating to the historical base and total rent per SF at the Coastal Grand Mall Property:

Historical Average Base Rent per SF(1)
	2011	2012	2013	TTM 4/30/2014
Base Rent per SF	$19.71	$19.70	$20.14	$20.98
Total Rent per SF	$32.76	$33.11	$34.26	$35.76

(1)
Base Rent per SF and Total Rent per SF calculations are based on occupied SF at the Coastal Grand Mall Property.  Total Rent per SF includes base rental revenue, overage/percentage rent, kiosk/temp/specialty rent, other rental revenue which includes sponsorship rent and all tenant reimbursements.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Coastal Grand Mall Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 4/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$12,249,405	$12,262,005	$12,578,260	$12,644,492	$13,141,225	$20.82
Overage Rent	285,592	274,757	367,427	388,148	200,597	0.32
Kiosk/Temp/Specialty Rent	1,723,506	1,926,305	1,979,507	1,967,977	1,967,977	3.12
Other Rental Revenue	203,083	233,697	250,859	272,612	272,612	0.43
Total Reimbursement Revenue	5,893,468	5,912,123	6,213,984	6,274,704	6,338,643	10.04
Gross Up Vacancy	0	0	0	0	1,387,983	2.20
Other Income	174,759	159,470	97,170	87,929	87,929	0.14
Gross Revenue	$20,529,813	$20,768,357	$21,487,207	$21,635,862	$23,396,966	$37.07

Vacancy & Credit Loss	(159,733)	(115,325)	(101,597)	(62,952)	(1,387,983)	(2.20)
Effective Gross Income	$20,370,080	$20,653,032	$21,385,610	$21,572,910	$22,008,983	$34.87

Total Operating Expenses	$5,668,239	$5,759,197	$5,724,892	$5,802,405	$5,982,321	$9.48

Net Operating Income	$14,701,841	$14,893,835	$15,660,718	$15,770,505	$16,026,662	$25.39
TI/LC	165,196	185,260	188,202	176,362	463,514	0.73
Capital Expenditures	0	0	0	0	155,174	0.25
Net Cash Flow	$14,536,645	$14,708,575	$15,472,516	$15,594,143	$15,407,975	$24.41

(1)
Certain items such as deferred income, late charges, lease buyout income, interest expense, principle payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten Revenue based on 5/13/2014 rent roll with rent steps through 9/30/2015. Includes 6 tenants (H&M, Palmetto Moon, Bijuju, Zumiez, AT&T and Justice), totaling $876,087 of annual base rent, that have executed leases but are not yet open for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all.

(3)
Historical Base Rent has been adjusted to remove the estimated annual base rent of $460,000 associated with 3 outparcels which were excluded from the collateral due to non-financeable ground leases. Reimbursement revenue from the tenants that occupy these parcels has been underwritten totaling $183,291.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

■	Appraisal. According to the appraisal, the Coastal Grand Mall Property had an “as-is” appraised value of $218,000,000 as of June 9, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated May 19, 2014, there are no recognized environmental conditions or recommendations for further action at the Coastal Grand Mall Property.

■
Market Overview and Competition.  The Coastal Grand Mall is located along the southern side of US 17 Bypass near Myrtle Beach, a tourism center attracting approximately 14 million visitors each spring, summer and fall. The estimated 2014 population for Horry County is approximately 291,000 and average estimated household income for 2014 is approximately $50,000. Coastal Grand Mall is the dominant mall in a three mall market. Regional mall competition includes Myrtle Beach Mall, located 10.9 miles northeast of the Coastal Grand Mall, which generates estimated inline sales (<10,000 SF) of $225 per SF and has an estimated occupancy of 95%, and Inlet Square Mall, located 10.2 miles southwest of the Coastal Grand Mall, which has an estimated occupancy of 61% and for which sales estimates are not available.

The Coastal Grand Mall also competes with two outlet centers and a variety of neighborhood and community centers in the local area. Tanger Outlet Center Factory Stores Boulevard, located approximately 4.0 miles north of the Coastal Grand Mall, currently generates estimated inline sales (<10,000 SF) of $325 per SF and has an estimated occupancy of 98%. Tanger Outlet Store North Kings Highway, located 10.3 miles northeast of the Coastal Grand Mall Property, currently generates estimated inline sales (<10,000 SF) of $375 per SF and has an estimated occupancy of 90%.

The following table presents certain information relating to the primary competition for the Coastal Grand Mall Property:

Competitive Set(1)
	Coastal Grand Mall	Myrtle Beach Mall	Inlet Square Mall	Tanger Outlet Center	Tanger Outlet Center
Distance from Subject	-	10.9 miles NE	10.2 miles SW	4.0 miles N	10.3 miles NE
Property Type	Super-Regional Mall	Regional Mall Center	Regional Mall Center	Outlet Center	Outlet Center
Year Built	2004, 2008	1986	1990	1995	2002
Total GLA	1,084,251	521,620	434,482	427,417	407,799
Total Occupancy	98%	95%	61%	98%	90%
Anchors	Dillard’s, Sears, Belk, JC Penney, Dick’s Sporting Goods, Cinemark, Bed Bath & Beyond, Old Navy, Books-A-Million	Bass Pro Shops, Belk for Women, Belk for Men, JC Penney, Carmike Cinemas	Belk, Frank Theaters, JC Penney, Stein Mart	VF Outlet, Nike Store, J Crew	Toys R Us

(1)	Source: Appraisal.

■
The Borrowers.  The borrowers are Coastal Grand CMBS, LLC and Coastal Grand Outparcel CMBS, LLC, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Coastal Grand Mall Loan.  CBL & Associates Limited Partnership and Burroughs & Chapin Company, Inc., the owners of the borrowers, are the non-recourse carveout guarantors under the Coastal Grand Mall Loan.

■
Escrows.  At origination, the borrowers funded (i) an escrow reserve in the amount of $502,833 in respect of taxes and (ii) an unfunded obligations reserve in the amount of $1,397,410 in respect of tenant improvements under the H&M lease.

On each due date, the borrowers will be required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, unless, in the case of insurance payments, the borrowers provide evidence that applicable blanket policies permitted under the loan documents are in effect.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

In addition, on each due date during the continuance of a Coastal Grand Mall Trigger Period or an event of default under the Coastal Grand Mall Loan, the borrowers will be required to fund (i) a tenant improvement and leasing commission reserve in an amount equal to $34,455 (for so long as the amount on reserve is less than $206,729) and (ii) a capital expenditure reserve in an amount equal to $8,614 (for so long as the amount on reserve is less than $826,916).

A “Coastal Grand Mall Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than or equal to 1.25x; and (ii) commencing upon the borrowers’ failure to deliver certain financial reports and ending when such financial reports are delivered.

■
Lockbox and Cash Management.  The Coastal Grand Mall Loan requires two hard lockboxes (one for each of the portions of the Coastal Grand Mall Property owned by the two borrowers) (which are already in place, with springing cash management).  The loan documents require the borrowers to direct the tenants to pay their rents directly to the lender-controlled lockbox accounts. The loan documents also require that all cash revenues relating to the Coastal Grand Mall Property and all other money received by the borrowers or the property manager with respect to the Coastal Grand Mall Property (other than tenant security deposits) be deposited into the lockbox accounts within one business day after receipt.  For so long as no Coastal Grand Mall Trigger Period or event of default under the Coastal Grand Mall Loan is continuing, all amounts in the lockbox accounts in excess of $25,000 per lockbox account will be required to be swept on each business day into a borrower-controlled operating account.  During a Coastal Grand Mall Trigger Period or during the continuance of an event of default under the Coastal Grand Mall Loan, all amounts in the lockbox accounts including the amounts in excess of $25,000 per lockbox account will be required to be swept on each business day to a lender-controlled cash management account.

On each due date during a Coastal Grand Mall Trigger Period, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Coastal Grand Mall Loan.

■
Property Management.  The Coastal Grand Mall Property is managed by CBL & Associates Management, Inc. pursuant to a management agreement.  Under the loan documents, the Coastal Grand Mall Property is required to be managed by (i) CBL & Associates Management, Inc., (ii) any direct or indirect wholly-owned affiliate of CBL & Associates Management, Inc. and/or CBL & Associates Limited Partnership or (iii) any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Coastal Grand Mall Loan, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable cure periods), or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the lender has the right to require the borrowers to replace such property manager with a property manager selected by the lender.

■
Release and Addition of Collateral.  Provided no event of default is then continuing under the Coastal Grand Mall Loan, the borrowers may at any time obtain the release of one or more vacant and non-income producing parcels from the lien of the loan documents, subject to the satisfaction of certain conditions, including delivery of a REMIC opinion and a Rating Agency Confirmation.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COASTAL GRAND MALL

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Coastal Grand Mall Property (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Coastal Grand Mall Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption and/or rental loss insurance required under the loan documents, excluding any premiums associated with buying the casualty and business interruption and/or rental loss deductible down below $100,000, and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Coastal Grand Mall Property are separately allocated to the Coastal Grand Mall Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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BEVERLY CONNECTION

Marshalls
city

city Level 2
Enter on La Cienega
CVS/pharmacy 24

city

NORDSTROM RACK

PACIFIC OCEAN
SANTA MONICA
WESTWOOD
UCLA
CENTURY CITY
BEVERLY HILLS
Beverly Hills Golden Triangle
L'Ermitage Hotel
Four Seasons Hotel
WILSHIRE BLVD
SANTA MONICA BLVD
WEST HOLLYWOOD
ROBERTSON BLVD
BURTON WY
Beverlyconnection
Cedars-Sinai Medical Center
Pacific Design Center
MELROSE AVE
CVS pharmacy
SLS Hotel
8500 Burton
LOEHMANNS
Beverly Center
Sofitel Hotel
Luxe @375
LA CIENEGA BLVD
ROSS
TJ·maxx
city
NORDSTROM RACK
Marshalls
Saks Fifth Avenue OFF 5TH
W. 3RD ST
BEVERLY BLVD

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

NORDSTROM RACK
A101.1
Marshalls
A101.2
CVS pharmacy
A100
A105
A103
819 SF
OLD NAVY
A107
CHASE
TJ-maxx
BEVERLY BOULEVARD
WEST 3RD STREET
LA CIENEGA BOULEVARD
N
Site Boundary
Ground Lease
Saks OF 5TH
Available for Lease-Up
Management Office
Ground Floor

city
ROSS
Saks Fifth Avenue OFF 5TH
BEVERLY BOULEVARD
WEST 3RD STREET
LA CIENEGA BOULEVARD
N
Site Boundary
Ground Lease
Saks OFF 5th
Available for Lease-Up
Management Office
Second Floor

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

CARTIFACT
Beverly Connection
100 North La Cienega Boulevard
Los Angeles, CA 90048
WEST HOLLYWOOD
LOS ANGELES
BEVERLY HILLS
BEVERLY GROVE
MELROSE DISTRICT
FAIRFAX
MIRACLE MILE
CARTHAY
MELROSE SHOPPING DISTRICT
MUSEUM ROW
SANTA MONICA BLVD
WARING AVE
MELROSE AVE
CLINTON ST
ROSEWOOD AVE
OAKWOOD AVE
BEVERLY BLVD
W 3RD ST
BURTON WAY
COLGATE AVE
CLIFTON WAY
W 4TH ST
DREXEL AVE
MARYLAND DR
W 6TH ST
WILSHIRE BLVD
CHARLEVILLE BLVD
SAN VICENTE BLVD
N LA CIENEGA BLVD
S LA CIENEGA BLVD
N CRESCENT HEIGHTS BLVD
S CRESCENT HEIGHTS BLVD
N FAIRFAX AVE
S FAIRFAX AVE
N ROBERTSON BLVD
W OLYMPIC BLVD
W PICO BLVD
METRO PURPLE LINE (PLANNED)
Beverly Center
Cedars-Sinai Medical Center
CBS Television City
Farmer's Market
The Grove
Fairfax High School
PARK LA BREA
Pavilions
Los Angeles
Santa Monica
Pasadena
Burbank
Long Beach
Anaheim
Santa Ana
PACIFIC OCEAN
Office
Retail
Cultural & Entertainment
Hotel
Civic & Institutional
Education
Medical
Residential/Other

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(3)	$87,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$523.07
Size (SF)	334,566	Percentage of Initial Pool Balance	8.1%
Total Occupancy as of 6/30/2014	98.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2014	98.4%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1948 / 1998, 2008, 2012	Mortgage Rate	4.63800%
Appraised Value	$260,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$19,964,913
Underwritten Expenses	$7,133,351	Escrows
Underwritten Net Operating Income (NOI)	$12,831,563	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,426,738	Taxes(4)	$610,000	$300,000
Cut-off Date LTV Ratio(1)	67.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	65.3%	Replacement Reserves	$0	$7,817
DSCR Based on Underwritten NOI / NCF(1)	1.56x / 1.51x	TI/LC(5)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.3% / 7.1%	Other(6)(7)	$7,858,668	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$175,000,000	64.3%	Purchase Price	$260,000,000	95.5%
Principal’s New Cash Contribution	39,680,898	14.6	Reserves	8,468,668	3.1
B-Note(8)	35,000,000	12.9	Closing Costs	2,420,781	0.9
Mezzanine Debt(8)	21,000,000	7.7	Other Uses	1,373,444	0.5
Other Sources	1,581,995	0.6
Total Sources	$272,262,892	100.0%	Total Uses	$272,262,892	100.0%

(1)	Calculated based on the aggregate balance of the Beverly Connection Loan and the related pari passu companion loans ($175,000,000 in total) and excluding the subordinate companion loan.
(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $268,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 67.3%. See “—Appraisal” below.

(3)
The Cut-off Date Principal Balance of $87,500,000 represents Note A-1, which comprises a portion of, and controls the servicing of, a $210,000,000 whole loan evidenced by three pari passu notes totaling $175,000,000 and a subordinate loan in the amount of $35,000,000.  The pari passu companion loans are the non-controlling Note A-2 ($43,750,000) which will be initially held by JPMorgan Chase Bank, NA, and the non-controlling Note A-3 ($43,750,000) which will be initially held by German American Capital Corporation, both of which are held outside the Issuing Entity and are expected to be contributed to future securitizations.  The subordinate companion loan, evidenced by Note B, is vested with the right to advise and direct certain servicing actions and replace the special servicer and is held outside of the Issuing Entity.

(4)
Following the payment of February 2015 taxes, the required monthly tax reserve deposit will be equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the next ensuing 12-month period.

(5)	Monthly TI/LC reserve payments of $16,667 commence on the due date in August 2016 and the TI/LC reserve is capped at $1,000,000.
(6)
Upfront other reserves represent (i) $5,325,250 for unfunded leasing costs obligations of the borrowers, (ii) $1,723,470 for future rent abatements under the Saks Off Fifth lease, (iii) $497,204 for unfunded common area maintenance obligations of the borrowers, (iv) $147,744 for future ground rent payments and (v) $165,000 for the payment of the premiums required for the purchase of a leasehold condemnation proceeds insurance policy. See “—Escrows” below.

(7)	Commencing on the due date in September 2014, the borrower is required to fund a ground lease true-up reserve as described under “—Escrows” below.
(8)	See “—Existing Mezzanine and Subordinate Indebtedness” below.

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The Mortgage Loan.  The mortgage loan (the “Beverly Connection Loan”) is secured by a first mortgage encumbering (i) the borrowers’ fee interest in Beverly Connection I, a 270,651 SF retail shopping center (the ”Beverly Connection Fee Parcel”), and (ii) the borrower’s leasehold interest in Beverly Connection II, a 63,915 SF retail shopping center (the “Beverly Connection Lease Parcel”), each located in Los Angeles, California (collectively, the “Beverly Connection Property”).  The $87,500,000 Beverly Connection Loan is part of a split loan structure in the aggregate principal amount of $210,000,000 (collectively, the “Beverly Connection Whole Loan”) comprised of (i) three pari passu notes totaling $175,000,000 (collectively, the “Beverly Connection Senior Loans”) and (ii) one subordinate note in the amount of $35,000,000 (the “Beverly Connection Subordinate Companion Loan”). The Beverly Connection Senior Loans include (i) the Beverly Connection Loan and (ii) two pari passu companion loans (the “Beverly Connection Pari Passu Companion Loans” and, together with the Beverly Connection Subordinate Companion Loan, the “Beverly Connection Companion Loans”).  The respective rights of the holders of the Beverly Connection Pari Passu Companion Loans and the issuing entity (as holder of the Beverly Connection Loan) will be governed by a pari passu co-lender agreement, and the respective rights of the holders of the Beverly Connection Senior Loans (including the issuing entity as holder of the Beverly Connection Loan) and the Beverly Connection Subordinate Companion Loan will be governed by an A/B co-lender agreement, in each case, as described under ‘‘Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

The Beverly Connection Loan (evidenced by Note A-1), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $87,500,000 and represents approximately 8.1% of the Initial Pool Balance. Each of the Beverly Connection Pari Passu Companion Loans (evidenced by Note A-2 and Note A-3), which are expected to be contributed to future securitization transactions, has an outstanding principal balance as of the Cut-off Date of $43,750,000.  The Beverly Connection Senior Loans were co-originated by Citigroup Global Markets Realty Corp., German American Capital Corporation and JPMorgan Chase Bank, National Association, respectively, on July 8, 2014, and each bears interest at the rate of 4.63800% per annum.  The Beverly Connection Subordinate Companion Loan was originated by I&G Holding B-Lender 1 LLC, an affiliate of J.P. Morgan Investment Management Inc., on July 8, 2014, and bears interest at the rate of 6.75000% per annum.  The borrowers utilized the proceeds of the Beverly Connection Whole Loan to acquire the Beverly Connection Property.  The Beverly Connection Whole Loan will be serviced under the 2014-GC24 pooling and servicing agreement. See “Description of the Mortgage Pool — The Whole Loans” for more information regarding the co-lender agreements that govern the relative rights of the holders of the Beverly Connection Loan and the Beverly Connection Companion Loans.

The Beverly Connection Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Beverly Connection Whole Loan requires interest only payments during the entire term of the Beverly Connection Whole Loan. The scheduled maturity date of the Beverly Connection Whole Loan is the due date in August 2024. Voluntary prepayment of the Beverly Connection Whole Loan is permitted, without payment of a prepayment premium or a yield maintenance charge, on or after the due date in May 2024.  Defeasance of the Beverly Connection Whole Loan with certain obligations that are the direct obligations and are fully guaranteed by the full faith and credit of the United States of America or other obligations which are “government securities” permitted under the loan documents (and acceptable to the Rating Agencies) is permitted at any time after the second anniversary of the securitization Closing Date for the last securitization involving any of the Beverly Connection Senior Loans.

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The Mortgaged Property. The Beverly Connection Property is comprised of a two-level anchored retail shopping center and five-story, 1,342-space, parking structure located in West Hollywood, Los Angeles, California, at the southeast corner of Beverly Boulevard and La Cienega Boulevard. The Beverly Connection Property totals 334,566 SF comprised of (i) the borrower’s fee interest in Beverly Connection I, a 270,651 SF retail shopping center, and (ii) the borrower’s leasehold interest in Beverly Connection II, a 63,915 SF retail shopping center.  The Beverly Connection Property includes tenants such as Target, Ross Dress for Less, Nordstrom Rack, CVS, Saks Off Fifth, Marshalls, TJ Maxx, Old Navy, Souplantation and Men’s Wearhouse. 77.5% of underwritten base rent is derived from tenants with investment-grade credit ratings. The Beverly Connection Property generates in-line comparable tenant (tenants that report sales and have been in occupancy for at least one year) sales of approximately $521 per SF and an occupancy cost of 11.2% as of April 30, 2014. The Beverly Connection Property was originally constructed in 1948 and renovated in 1998, 2008, and 2012 and is situated on approximately 9.97 acres.  As of June 30, 2014, Total Occupancy and Owned Occupancy were 98.4% at the Beverly Connection Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Beverly Connection Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost (%)(2)	Renewal / Extension Options
Target	A-/A2/A	99,937	29.9%	$2,548,392	21.3%	$25.50	1/31/2029	NA	NA	6, 5-year options
Ross Dress for Less	NR/NR/A-	29,973	9.0	1,258,866	10.5	42.00	1/31/2021	NA	NA	2, 5-year options
Nordstrom Rack	A-/Baa1/A-	29,491	8.8	1,238,622	10.3	42.00	9/30/2024	$758	8.6%	2, 5-year options
CVS	NR/Baa1/BBB+	20,926	6.3	1,150,930	9.6	55.00	12/31/2019	$574	13.0%	2, 5-year options
Saks Off Fifth	NR/NR/NR	27,024	8.1	1,145,818	9.6	42.40	7/31/2025	NA	NA	2, 5-year options
Marshalls	NR/A3/A+	34,239	10.2	900,000	7.5	26.29	9/30/2021	$473	8.8%	3, 5-year options
TJ Maxx	NR/A3/A+	23,766	7.1	778,337	6.5	32.75	5/31/2023	NA	NA	2, 5-year options
Old Navy	BBB-/NR/BBB-	17,575	5.3	456,950	3.8	26.00	9/30/2019	$367	12.0%	1, 5-year option
Souplantation	NR/NR/NR	8,663	2.6	388,102	3.2	44.80	1/31/2018	$363	17.5%	2, 5-year options
Men’s Wearhouse	NR/Ba3/B+	6,032	1.8	301,600	2.5	50.00	7/31/2015	$386	17.2%	2, 5-year options
Ten Largest Owned Tenants		297,626	89.0%	$10,167,617	84.9%	$34.16
Remaining Owned Tenants		31,039	9.3	1,801,869	15.1	58.05
Vacant Spaces (Owned Space)		5,901	1.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		334,566	100.0%	$11,969,486	100.0%	$36.42

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales and Occupancy Cost (%) are as of April 30, 2014.

The following table presents certain information relating to the lease rollover schedule at the Beverly Connection Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	7,132	2.1	2.1%	387,583	3.2	54.34	2
2016	2,112	0.6	2.8%	105,600	0.9	50.00	1
2017	1,805	0.5	3.3%	161,909	1.4	89.70	1
2018	15,494	4.6	7.9%	849,250	7.1	54.81	4
2019	38,501	11.5	19.4%	1,607,880	13.4	41.76	2
2020	5,066	1.5	21.0%	234,809	2.0	46.35	1
2021	65,074	19.5	40.4%	2,209,789	18.5	33.96	3
2022	0	0.0	40.4%	0	0.0	0.00	0
2023	27,038	8.1	48.5%	1,022,103	8.5	37.80	3
2024	35,011	10.5	59.0%	1,442,862	12.1	41.21	2
2025 & Thereafter	131,432	39.3	98.2%	3,947,701	33.0	30.04	4
Vacant	5,901	1.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	334,566	100.0%		$11,969,486	100.0%	$36.42	23

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The following table presents certain information relating to historical leasing at the Beverly Connection Property:

Historical Leased %(1)(2)
	2011	2012	2013	As of 6/30/2014
Owned Space	80.8%	90.1%	91.5%	98.4%

(1)	As provided by the borrowers and represents occupancy as of December 31, for the indicated year unless otherwise specified.
(2)
The prior owner of the Beverly Connection Property redeveloped the property from 2006-2010 and subsequently leased/re-leased a significant portion of the GLA. 14 tenants, comprising 228,077 SF (68.2% of GLA) and $7,218,474 (60.3% of GLA) of underwritten base rent, executed their leases on or after 1/17/2011.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Beverly Connection Property:

Cash Flow Analysis(1)(2)

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$8,264,705	$7,401,138	$10,189,519	$11,012,012	$11,969,486	$35.78
Contractual Rent Steps	0	0	0	0	653,241	1.95
Percentage Rent	27,636	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	428,453	1.28
Total Rent	$8,292,341	$7,401,138	$10,189,519	$11,012,012	$13,051,180	$39.01
Total Reimbursables	2,296,897	1,616,408	3,805,070	4,550,912	5,431,187	16.23
Other Income(3)	1,275,844	1,224,317	1,537,172	1,784,650	2,037,018	6.09
Vacancy & Credit Loss	(142,230)	(118,270)	(214,773)	(336,596)	(554,471)	(1.66)
Effective Gross Income(4)	$11,722,852	$10,123,594	$15,316,987	$17,010,978	$19,964,913	$59.67

Real Estate Taxes	$1,466,406	$1,482,946	$2,123,798	$2,428,588	$2,900,000	$8.67
Insurance	243,412	462,513	506,133	486,603	419,413	1.25
Management Fee	293,071	253,090	382,925	425,274	499,123	1.49
Ground Rent(5)	800,000	800,000	800,000	794,850	816,096 (5)	2.44
Other Operating Expenses	2,895,915	3,017,502	2,231,758	2,378,447	2,498,719	7.47
Total Operating Expenses	$5,698,804	$6,016,050	$6,044,614	$6,513,762	$7,133,351	$21.32

Net Operating Income	$6,024,048	$4,107,543	$9,272,373	$10,497,216	$12,831,563	$38.35
TI/LC	0	0	0	0	70,259	0.21
Capital Expenditures	0	0	0	0	334,566	1.00
Net Cash Flow	$6,024,048	$4,107,543	$9,272,373	$10,497,216	$12,426,738	$37.14

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/30/2014 and rent steps through 1/1/2015.
(3)	Other income includes parking, signage, and antenna income.
(4)
Underwritten Total Rent is higher than TTM 5/31/2014 Total Rent primarily due to the executed Saks Off Fifth lease (expected base rent of $1,145,818 and expected lease commencement of 5/1/2015), the present value of contractual rent steps for the following investment-grade tenants: JP Morgan Chase Bank, Marshalls, Nordstrom Rack, Target, Time Warner Cable, Verizon Wireless and TJ Maxx ($501,470) and contractual rent steps that occur on or before January 1, 2015 ($151,771). Underwritten ground rent is $816,096, comprised of (a) $800,000 of fixed ground rent and (b) $16,096 of variable ground rent.

(5)	See “—Ground Rent” below.

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Appraisal. According to the appraisal, the Beverly Connection Property had an “as-is” appraised value of $260,000,000 as of an effective date of June 11, 2014 and is expected to have an “as stabilized” value of $268,000,000 as of an effective date of July 1, 2015.

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Environmental Matters. According to a Phase I environmental report, dated March 3, 2014, there are no recommendations for further action at the Beverly Connection Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

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Market Overview and Competition. The Beverly Connection Property is an anchored retail center located in Los Angeles, California, at the southeast corner of Beverly Boulevard and La Cienega Boulevard, adjacent to Beverly Center, a Taubman-owned, 870,000 SF regional mall that is anchored by Bloomingdale’s and Macy’s.  The Beverly Connection Property is situated on the border of Beverly Hills and West Hollywood. The 2013 estimated population in the Los Angeles combined statistical area is approximately 18.2 million people.  The June 2014 unemployment rate was 7.4%. The Beverly Connection Property has 893 feet of frontage along La Cienega Boulevard (44,555 daily traffic count), 553 feet of frontage along West Third Street (31,281 daily traffic count), and 490 feet of frontage along Beverly Boulevard (50,824 daily traffic count).  The estimated 2013 population within a one-, three- and five-mile radius of the Beverly Connection Property is 38,903, 287,297 and 854,074, respectively. The 2013 average household income within a one-, three- and five-mile radius of the Beverly Connection Property is $92,627, $89,039, and $77,005, respectively.

According to a market research report, as of the second quarter of 2014, the Beverly Hills retail submarket contained approximately 3.6 million SF of retail space, with an average submarket vacancy rate of 12.5% and an average gross rental rate of $73.94 per SF ($50.93 per SF on a NNN basis, assuming operating expenses of $20.01 per SF as concluded to by the appraiser).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

According to a market research report, as of the second quarter of 2014, the West Hollywood retail submarket contained approximately 5.8 million SF of retail space, with an average submarket vacancy rate of 4.7% and an average gross rental rate of $54.87 per SF ($34.86 per SF on a NNN basis, assuming operating expenses of $20.01 per SF as concluded to by the appraiser).

The appraiser provided information on five competing properties in the market. Vacancies at the competing properties ranged from 0% to 7.0% with a weighted average of 2.9%. The appraiser compared contract rents per SF to market rents per SF for certain portions of the Beverly Connection Property as detailed in the table below:
Space Classification	# Suites	SF	Contract Rent per SF	Market Rent per SF	Expense Structure
Large Anchor	1	99,937	$25.44	$28.80	NNN
Junior Anchor - > 20,000 SF	5	144,493	$36.84	$42.00	NNN
Junior Anchor - < 20,000 SF	1	17,575	$26.04	$48.00	NNN
Junior Anchor - Pharmacy	1	20,926	$54.96	$60.00	NNN
Shop > 3,000 SF	2	9,642	$55.20	$60.00	NNN
Shop 2,000 - 3,000 SF	1	2,112	$50.04	$51.00	NNN
Shop < 2,000 SF	5	5,506	$59.04	$72.00	NNN
Second Floor Shop	2	8,279	$49.80	$49.20	NNN
Restaurant > 5,000 SF	2	14,183	$41.76	$42.00	NNN
Restaurant < 5,000 SF	6	9,795	$79.08	$78.00	NNN
Second Floor Office	4	1,416	$28.32	$27.00	Gross
Management Office	3	702	$0.00	$0.00	NAP
Total / Wtd. Avg.	33	334,566	$36.63	$41.65

The following table presents certain information relating to the primary competition for the Beverly Connection Property:

Competitive Set(1)
	Beverly Connection Property	Town & Country Shopping Center	8000 Sunset
Distance from Subject	-	1.0 miles	2.0 miles
Property Type	Retail	Retail	Retail
Year Built	1948	1961	1992
Total GLA	334,566	233,511	172,726
Total Occupancy	98.4%	100%	96%
Anchors	Target, Nordstrom Rack, Saks Off 5th, Marshalls, TJ Maxx, Ross Dress For Less, CVS, Old Navy	Whole Foods, Kmart, Ross Dress For Less, CVS	Sundance Cinemas, Crunch Fitness, Trader Joe’s, CB2, Burke Williams Beyond The Spa, Salon Republic
	West Hollywood Gateway	Plaza La Cienega	Midtown Crossing
Distance from Subject	2.7 miles	2.1 miles
Property Type	Retail	Retail	Community Center
Year Built	2004	1970	2006
Total GLA	248,067	236,000	315,000
Total Occupancy	99%	93%	97%
Anchors	Target, Best Buy, BevMo!, Ulta	Toys/Babies “R” Us, LA Fitness, Ross Dress For Less, Staples, CVS, Smart & Final, Fallas Paredes	Sports Authority, Ross Dress For Less, PetSmart, Smart & Final, Ulta

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

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Ground Lease.  The portion of the collateral for the Beverly Connection Whole Loan that is the Beverly Connection Lease Parcel consists of the applicable borrower’s leasehold interest in a ground lease for the Beverly Connection II property originally dated January 8, 1987, with K&M Properties as ground lessor, that expires on December 31, 2085.  The current annual ground rent payment is an amount equal to the sum of (i) $800,000, (ii) an amount equal to 25% of the amount by which the net operating income of the Beverly Connection II property for the preceding year exceeded $1.6 million and (iii) 25% of the amount by which the net operating income of the Beverly Connection II property for the preceding year exceeded $1.8 million.  Underwritten ground rent is $816,096, comprised of (a) $800,000 of fixed ground rent pursuant to clause (i) above in this paragraph and (b) $16,096 of variable ground rent pursuant to clause (ii) above in this paragraph.

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Buy/Sell Option. In the event the average rent under the ground lease is less than $650,000 in 1986 Dollars  for three consecutive lease years, the ground lessor may offer the applicable borrower the option to either (i) purchase the ground lessor’s fee interest in Beverly Connection II for a price equal to the sum of (a) the lesser of (x) $8,000,000 and (y) the Estimated Value, and (b) 50% of the amount by which the Estimated Value exceeds $11,000,000; provided that such 50% figure is increased by 1.5% annually for each full calendar year after December 31, 2052 (the “Ground Lessor’s Proportionate Share”) or (ii) sell its leasehold interest in Beverly Connection II for a price equal to the Estimated Value, reduced by the Ground Lessor’s Proportionate Share.

If the ground lessor exercises the buy/sell option described above, the applicable borrower must either (i) pay to the ground lessor an amount equal to the difference, in 1986 Dollars between the average rent payable over the preceding three lease years and $650,000 (the “Ground Lease True-Up Payment”), or (ii) elect, by written notice to the ground lessor, either to sell its interest in Beverly Connection Lease Parcel to the ground lessor or to purchase ground lessor’s interest in the Beverly Connection II, in which case the loan documents provide the conversion of the leasehold interest in the Beverly Connection Lease Parcel to a fee interest which will constitute additional collateral for the Beverly Connection Whole Loan.

“Estimated Value” means the ground lessor’s estimate of the value of its interest in the Beverly Connection II Lease Parcel.

“1986 Dollars” means the discounted (or increased, as the case may be) purchasing power of the average rent for any lease year determined by multiplying such average rent by a fraction, the numerator of which is the base index (113.4) and the denominator of which is the consumer price index for the Los Angeles-Anaheim-Riverside Metropolitan Area published by the U.S. Bureau of Labor Statistics for the month of January of the next lease year.

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The Borrowers. The borrowers are (i) Bevcon Blue Fee LLC, as owner of 50% of a tenant-in-common interest in the Beverly Connection Fee Parcel, (ii) DK Connections, LLC, as owner of 50% of a tenant-in-common interest in the Beverly Connection Fee Parcel and (iii) DK Connections Lease LLC, as owner of the leasehold interest in the Beverly Connection Lease Parcel.

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The Guarantors.  The non-recourse carveout guarantors are Ben Ashkenazy, Raymond Gindi and Edward S. Gindi.  Ben Ashkenazy is the CEO of Ashkenazy Acquisition Corporation, a private real estate investment firm focusing on retail and office assets. Ashkenazy Acquisition has acquired over 13 million square feet of retail, office and residential properties, located throughout the United States and Canada and has a portfolio containing more than 100 buildings valued at approximately $5 billion.

Under the recourse carve-out guaranty, (i) Ben Ashkenazy has no liability for certain of the full recourse items which occur solely as a result of the actions of Edward S. Gindi or an entity controlled by Edward S. Gindi, (ii) Edward S. Gindi has no liability for certain of the full recourse items which occur solely as a result of the actions of Ben Ashkenazy or an entity controlled by Ben Ashkenazy, and (iii) Raymond Gindi only has liability for certain of the full recourse items related to bankruptcy and only if such items occur as a result of the actions of Edward S. Gindi or an entity that Edward S. Gindi controls.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

Under the recourse carve-out guaranty, Ben Ashkenazy and Edward S. Gindi have liability if (i) the landlord under the ground lease (as described above) exercises the buy/sell option (described above under “—Buy/Sell Option”) and requires, pursuant to the ground lease, that the borrowers either (A) make a Ground Lease True-Up Payment with respect to additional rent under the ground lease or (B) elect to buy or sell the Beverly Connection Lease Parcel, and (ii) the borrowers fail to either (A) make the Ground Lease True-Up Payment, (B) acquire the fee interest under the Beverly Connection Lease Parcel in accordance with the loan documents or (C) obtain a release of the Beverly Connection Leasehold Parcel in connection with the sale of the leasehold interest in accordance with the loan documents, as applicable.  The liability of Ben Ashkenazy and Edward S. Gindi in connection with clauses (i) and (ii) in this paragraph is limited to an amount equal to the sum of (x) the greater of (1) $39,000,000 and (2) 110% of the cost of a partial defeasance required to release the Beverly Connection Lease Parcel and (y) without duplication of the foregoing, lender’s actual losses incurred in connection with the exercise of lender’s remedies under the recourse carve-out guaranty.

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Escrows. In connection with the origination of the Beverly Connection Whole Loan, the borrowers funded aggregate reserves of $8,468,668 with respect to the Beverly Connection Property, comprised of: (i) $610,000 for real estate taxes; (ii) $5,325,250 for certain unfunded leasing obligations of the borrowers ($4,697,285 related to the Saks Off Fifth lease, $591,009 related to the Corner Bakery lease, and $36,956 related to the Staples lease); (iii) $1,723,470 for future rent abatements under the Saks Off Fifth lease; (iv) $497,204 for unfunded common area maintenance obligations of the borrowers; (v) $147,744 for future ground rent payments and (vi) $165,000 for the payment of the premiums required for the purchase of a leasehold condemnation proceeds insurance policy.

On each monthly due date, the borrowers are required to fund the following reserves with respect to the Beverly Connection Property: (i) a tax reserve in an amount equal to $300,000, which amount will be adjusted based on a reassessment of the Beverly Connection Property pursuant to Proposition 13, and following the payment of the February 2015 payment of taxes, an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the next ensuing 12-month period; provided, however, tax reserve deposits are generally not required for so long as taxes are being paid directly to the taxing authority by the tenants; (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the next ensuing 12-month period, provided, however, that reserve deposits are not required if the borrowers are maintaining an approved umbrella or blanket policy in accordance with the loan documents; (iii) a replacement reserve in the amount of $7,817;  (iv) beginning on the monthly due date in August 2016, a TI/LC reserve in the amount of $16,667, subject to a cap of $1,000,000; and (v) a ground rent reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay ground rent over the then succeeding 12-month period.

Additionally, on each monthly due date occurring (a) in September 2014 through January 2015, the borrowers are required to deposit into an account with the cash management bank an amount equal to $50,000 (the “Ground Lease True-Up Account”) for any potential Ground Lease True-Up Payment (as described under - “Buy/Sell Option” above) which may become due and payable and (b) after January 2015, the borrowers are required to deposit into the Ground Lease True-Up Account an amount equal to one-twelfth of the excess of (x) the then estimated Ground Lease True-Up Payment Amount (assuming such Ground Lease True-Up Payment Amount was then due and payable) over (y) the then current balance of the Ground Lease True-Up Account; provided, however, that the amount in the Ground Lease True-Up Account may not exceed lender’s reasonable estimate of the next possible Ground Lease True-Up Payment which could become due. If at any time lender reasonably determines that amounts on deposit in the Ground Lease True-Up Account will not be sufficient to pay the then-current estimated Ground Lease True-Up Payment, the lender will notify borrowers of such determination and the monthly deposits into the Ground Lease True-Up Account may be increased by the amount that lender estimates is sufficient to make up the deficiency.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

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Lockbox and Cash Management. The Beverly Connection Whole Loan requires a hard lockbox, which is already in place.  The loan documents require the borrowers to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrowers or the property manager be deposited into the lockbox account within three business days after receipt.  All amounts in the lockbox account are required to be swept on each business day to a lender-controlled cash management account.

During a Beverly Connection Trigger Period, excess cash flow, after funding of debt service, all required reserves and payment of operating expenses, will be deposited into an excess cash flow account to be held and applied pursuant to the loan documents. During a Vacancy Trigger Period and so long as no Target Trigger Period is then continuing, excess cash flow will be deposited into a Target vacancy account until an amount equal to $1,998,740 has been deposited into the Target vacancy account, and any excess cash flow in excess of $1,998,740 will be distributed to the borrowers. During a Target Trigger Period other than during a Vacancy Trigger Period, excess cash flow will be deposited into the Target vacancy account and distributed pursuant to the loan documents for payment of tenant improvements and leasing commissions in respect of the space occupied by Target, or any replacement tenant for such space (collectively, “Target”).

A “Beverly Connection Trigger Period” means the period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Beverly Connection Whole Loan or any mezzanine loan related to the Beverly Connection Property (ii) the debt service coverage ratio (calculated based on the then outstanding balance of the  Beverly Connection Whole Loan) being less than 1.10x, (iii) (I) for the period from the origination date of the Beverly Connection Whole Loan through (and including) the due date occurring in July 2015, the debt service coverage ratio  (calculated based on the Aggregate Outstanding Balance), being less than 1.00x and (II) after the due date occurring in July 2015, the debt service coverage ratio (calculated based on the Aggregate Outstanding Balance), being less than 1.05x and (iv) the occurrence of Target Trigger Period; and (B) expiring upon (w) with regard to any Beverly Connection Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (x) with regard to any Beverly Connection Trigger Period commenced in connection with clause (ii) above, the date that debt service coverage ratio (calculated based on the then outstanding balance of the Beverly Connection Whole Loan) is equal to or greater than 1.15x for two consecutive calendar quarters, (y) with regard to any Beverly Connection Trigger Period commenced in connection with clause (iii) above, (I) for the period from the origination date of the Beverly Connection Whole Loan through (and including) the due date occurring in July 2015, the date that the debt service coverage ratio (calculated based on the Aggregate Outstanding Balance) is equal to or greater than 1.05x for two consecutive calendar quarters, the first of which begins on or before the due date occurring in July 2015 and (II) after the due date occurring in July 2015, the date that the debt service coverage ratio (calculated based on the Aggregate Outstanding Balance) is equal to or greater than 1.10x for two consecutive calendar quarters, the first of which begins after the due date occurring in July 2015 and (z) with regard to any Beverly Connection Trigger Period commenced in connection with clause (iv) above, a Target Trigger Period ceasing to exist.  The “Aggregate Outstanding Balance” means the then outstanding aggregate balance of (1) the Beverly Connection Whole Loan and (2) any mezzanine loan related to the Beverly Connection Property.

A “Target Trigger Period” means a period (A) commencing upon the first to occur of (i) Target being in monetary or material non-monetary default under its lease beyond applicable notice and cure periods, (ii) Target failing to be in actual, physical possession of at least 80% of the its space or failing to be open to the public for business during customary hours and/or “going dark” in more than 20% of its space (a “Vacancy Trigger Period”); provided that a Vacancy Trigger Period will not exist solely as a result of Target subleasing up to 25,000 square feet of space as permitted under its lease, (iii) Target giving notice that it is terminating its lease for all or any portion of its space, (iv) any termination or cancellation of the Target Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Target Lease failing to otherwise be in full force and effect or (v) any bankruptcy or similar insolvency of Target; and (B) expiring upon lender’s receipt of evidence of the satisfaction that the Target Trigger Period no longer exists.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

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Property Management. The Beverly Connection Property is currently managed by AAC Iconic Management LLC, a borrower affiliate, and Jones Lang LaSalle Americas, Inc. (collectively, the “Managers”).  Under the loan documents, the Beverly Connection Property may not be managed by any other party, other than a Qualified Manager. The lender may require the borrowers to replace a property manager (i) during the continuance of an event of default under the Beverly Connection Whole Loan, (ii) during the continuance of a default by such property manager under the applicable management agreement after the expiration of any applicable cure period, (iii) if such property manager becomes insolvent or files or is the subject of a petition in bankruptcy, or (iv) if such property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

A “Qualified Manager” means (i) the Managers, (ii) a management company that is an affiliate of borrowers and is controlled by Ben Ashkenazy, or (iii) a reputable and experienced manager (which may be an affiliate of borrowers) which, in the reasonable judgment of the lender, possesses experience in managing properties similar in location, size, class, use and operation of the Beverly Connection Property (any entity that owns or operates comparable retail buildings in central business districts of major metropolitan markets in the United States totaling at least 3,000,000 square feet is deemed to satisfy such experience requirement); provided, that borrowers have obtained (a) following a securitization, a Rating Agency Confirmation and (b) if such person is an affiliate of borrowers, a new bankruptcy non-consolidation opinion reasonably acceptable to lender in its reasonable discretion and, following a securitization, acceptable to the rating agencies in their respective sole discretion.

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Existing Mezzanine and Subordinate Indebtedness.  The Beverly Connection Subordinate Companion Loan in the amount of $35,000,000, which is subordinate to the Beverly Connection Loan and the Beverly Connection Pari Passu Companion Loans, was funded by I&G Holding B-Lender 1 LLC, an affiliate of J.P. Morgan Investment Management, Inc. and is secured by the first mortgage encumbering the Beverly Connection Property.  The Beverly Connection Subordinate Companion Loan has an interest rate of 6.75000% per annum and is generally subordinate in right of payment to the Beverly Connection Senior Loans.  The maturity date for each portion of the Beverly Connection Whole Loan is the due date in August 2024.

Additionally, concurrently with the funding of the Beverly Connection Whole Loan, Bevcon Mezz LLC (affiliate of Vornado Realty Trust) funded a mezzanine loan in the amount of up to $21,000,000 to Bevcon Blue Mezz LLC, DKA Mezz LLC, and Bevcon Lease Mezz LLC, collectively as mezzanine borrower, which, taken together, are the direct owners of 100% of the limited liability company interests in the borrowers.  The mezzanine loan was funded by an initial advance of $12,000,000 July 8, 2014 and a subsequent advance of $9,000,000.  The mezzanine loan is secured by a pledge of the mezzanine borrowers’ 100% limited liability company interests in the borrowers.  The mezzanine loan carries an interest rate of 8.50000% per annum and is co-terminus with the Beverly Connection Whole Loan.  The mezzanine loan is subject to a customary intercreditor agreement which provides for the cure of defaults and the option to purchase the Beverly Connection Whole Loan generally at par should the Beverly Connection Whole Loan become a defaulted loan.

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Future Mezzanine Indebtedness.  In connection with the acquisition of the fee interest underlying the Beverly Connection Lease Parcel pursuant to the Buy/Sell Option, the existing mezzanine loan may be refinanced or a subordinate mezzanine loan may be entered into by the members of the mezzanine borrowers.  The principal amount of such subordinate mezzanine loan may not exceed the lesser of (x) 30% of the purchase price under the ground lease and (y) the amount which results in a debt yield of at least 6.50% (calculated based on the Aggregate Outstanding Balance), a debt service coverage ratio of at least 1.20x (calculated based on the Aggregate Outstanding Balance) and a loan-to-value ratio of no greater than 80% (calculated based on the Aggregate Outstanding Balance).  In the case of a refinancing of the mezzanine loan, the new outstanding principal balance of such mezzanine loan may not exceed the then-outstanding principal balance of the existing mezzanine loan and the amount otherwise permitted to be incurred as a subordinate mezzanine loan.  In each case, future mezzanine indebtedness is subject to satisfaction of certain conditions set forth in the loan documents, including among others: (i) the mezzanine loan is subordinate to the Beverly Connection Whole Loan, (ii) an intercreditor agreement is received by the lender, (iii) the mezzanine loan is coterminous with the Beverly Connection Whole Loan, (iv) such mezzanine debt is a current-pay loan with no “pay-in-kind” feature and (v) if required by lender, Rating Agency Confirmation has been obtained.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BEVERLY CONNECTION

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Partial Release.  The Beverly Connection Loan documents permit the borrowers to release the Beverly Connection Lease Parcel from the lien of the loan documents subject to satisfaction of certain conditions set forth in the loan documents, including among others: (i) no event of default exists; (ii) the release is permitted under REMIC requirements; (iii) on the date of the release, the existing mezzanine loan is prepaid in an amount which, when applied to reduce the outstanding principal balance of the existing mezzanine loan, will result in a debt yield (calculated based on the Aggregate Outstanding Balance)  of at least 6.50%, a debt service coverage ratio of at least 1.25x (calculated based on the Aggregate Outstanding Balance), and a loan-to-value ratio of not greater than 75% (calculated based on the Aggregate Outstanding Balance) and (iv) the borrowers defease an amount equal to the greater of (a) the net sales proceeds of the borrowers’ interest in the Beverly Connection Lease Parcel, (b) $39,375,000 (being 125% of the related allocated loan amount) and (c) such amount which if applied to reduce the then outstanding balance results in a debt yield of at least 7.25% (calculated based on the then outstanding aggregate balance of the Beverly Connection Whole Loan), a debt service coverage ratio of at least 1.40x (calculated based on the then outstanding aggregate balance of the Beverly Connection Whole Loan) and a loan-to-value ratio not greater than 70% (calculated based on the then outstanding aggregate balance of the Beverly Connection Whole Loan); provided, with respect to this clause (iv), lender may, at its option, elect to forego partial defeasance and instead require partial prepayment (with yield maintenance) of one or more of the notes evidencing the Beverly Connection Whole Loan.

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Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides for coverage for terrorism in an amount equal to the full replacement cost of the Beverly Connection Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that certain other requirements are satisfied. In the event that TRIPRA or a similar or subsequent statute is no longer in effect, the borrowers are required to obtain terrorism insurance only to the extent obtainable for 200% of the then annual cost of property coverage as of a date determined by the lender. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ASHEVILLE SELF STORAGE PORTFOLIO

3909 Sweeten Creek Road

90 Highland Center Boulevard

17-19 Chaparral Drive

600 Patton Avenue

550 Swannanoa River Road

40 Wilmington Street

STORAGE CENTER
OFFICE

102 Glover Street

21 Sardis Road

STORAGE CENTER

127 Sweeten Creek Road

1130 Sweeten Creek Road

1931 Spartanburg Highway

2594 Sweeten Creek Road

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

Asheville
McCormick Field
Asheville Mall
Asheville-Buncombe Tech College
Biltmore Square Mall
Biltmore Forest
Fletcher
Asheville Regional Airport
Mills River
Hendersonville
Laurel Park
Blue Ridge Mall
Blue Ridge Community College

Asheville Self Storage Portfolio

	Property Name	Address	City / State	Zip Code
1	3909 Sweeten Creek Road	3909 Sweeten Creek Road	Arden, NC	28704
2	90 Highland Center Boulevard	90 Highland Center Boulevard	Asheville, NC	28806
3	17-19 Chaparral Drive	17 and 19 Chaparral Drive	Asheville, NC	28803
4	600 Patton Avenue	600 Patton Avenue	Asheville, NC	28806
5	550 Swannanoa River Road	550 Swannanoa River Road	Asheville, NC	28805
6	40 Wilmington Street	40 Wilmington Street	Asheville, NC	28806
7	102 Glover Street	102 Glover Street	Hendersonville, NC	28792
8	21 Sardis Road	21 Sardis Road	Asheville, NC	28806
9	127 Sweeten Creek Road	127 Sweeten Creek Road	Asheville, NC	28803
10	1130 Sweeten Creek Road	1130 Sweeten Creek Road	Asheville, NC	28803
11	1931 Spartanburg Highway	1931 Spartanburg Highway	Hendersonville, NC	28792
12	2594 Sweeten Creek Road	2594 Sweeten Creek Road	Asheville, NC	28803

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	12	Loan Seller		GSMC
Location (City/State)	Various, North Carolina	Cut-off Date Principal Balance		$47,249,999
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$81.55
Size (SF)	579,425	Percentage of Initial Pool Balance		4.4%
Total Occupancy as of 7/31/2014(1)	93.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/31/2014(1)	93.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1968-2009 / 1984-2014	Mortgage Rate		5.31100%
Appraised Value(2)	$65,400,000	Original Term to Maturity		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$5,939,038
Underwritten Expenses	$1,981,015		Escrows
Underwritten Net Operating Income (NOI)	$3,958,023		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,883,819	Taxes	$145,953	$18,244
Cut-off Date LTV Ratio(2)	72.2%	Insurance	$0	$0
Maturity Date LTV Ratio	66.9%	Replacement Reserves	$0	$7,014
DSCR Based on Underwritten NOI / NCF	1.26x / 1.23x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.2%	Other(3)	$181,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$47,249,999	84.2%	Purchase Price	$55,350,000	98.7%
Principal’s New Cash Contribution	8,855,344	15.8	Closing Costs	427,891	0.8
			Reserves	327,453	0.6

Total Sources	$56,105,343	100.0%	Total Uses	$56,105,343	100.0%

(1)	As provided by the borrowers and represents occupancy by aggregate SF.
(2)
Appraised Value is based on “as-is” portfolio value. The appraised “as-is” aggregate value of the mortgaged properties on an individual basis is $57,280,000, which results in a Cut-off Date LTV Ratio of 82.5%.  See “—Appraisal” below.

(3)	Other reserve represents a deferred maintenance ($179,850) and an environmental reserve ($1,650). See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Asheville Self Storage Portfolio Loan”) is evidenced by a note in the original principal amount of $47,249,999 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in 12 self storage properties located in the Asheville, North Carolina MSA (collectively, the ”Asheville Self Storage Portfolio Properties”).  The Asheville Self Storage Portfolio Loan was originated by Goldman Sachs Mortgage Company on July 15, 2014 and represents approximately 4.4% of the Initial Pool Balance.  The note evidencing the Asheville Self Storage Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $47,249,999 and has an interest rate of 5.31100% per annum.  The borrowers utilized the proceeds of the Asheville Self Storage Portfolio Loan to acquire the Asheville Self Storage Portfolio Properties.

The Asheville Self Storage Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Asheville Self Storage Portfolio Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in August 2024.  As described under ”—Release Provision” below, voluntary prepayment of the Asheville Self Storage Portfolio Loan is permitted on or after May 6, 2024 without payment of any yield maintenance or prepayment premium.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Properties.  The Asheville Self Storage Portfolio Properties consist of 12 self storage properties located in Asheville, Arden and Hendersonville, North Carolina totaling 579,425 SF and containing 2,736 non-climate controlled units, 1,416 climate controlled units, six commercial rental spaces and 471 RV parking spaces (including both covered and non-covered spaces).

The Asheville Self Storage Portfolio Properties range in size from 25,300 SF to 79,645 SF of storage space, or 206 units to 566 units of storage space.  The unit mixes include interior and exterior storage units, as well as RV parking spaces. As of July 31, 2014, the Asheville Self Storage Portfolio Properties Total Occupancy and Owned Occupancy were both 93.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

The Asheville Self Storage Portfolio Properties were developed between 1968 and 2009.  Renovations have occurred from 1984 to 2014. The renovations mainly consisted of re-paving, re-painting and roof repairs at the Asheville Self Storage Portfolio Properties. Amenities at the properties include on-site resident managers, fenced facilities with a personalized computer controlled gate system, personal lock & key, an intercom system and video surveillance.

The following table presents certain information relating to the Asheville Self Storage Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total Units	Total GLA	Year Built / Renovated	Occupancy(1)	Appraised Value(2)	UW NCF
3909 Sweeten Creek Road	Arden	NC	$6,557,917	566	67,513	1973 / 1984-2014	92.2%	$7,950,000	$508,665
90 Highland Center Boulevard	Asheville	NC	5,073,106	445	75,607	1978, 2009 / 1995, 2009, 2014	81.6%	6,150,000	369,867
17-19 Chaparral Drive	Asheville	NC	4,685,405	254	40,380	1979, 2006 / 1995, 2004	99.1%	5,680,000	387,211
600 Patton Avenue	Asheville	NC	4,677,156	416	51,035	1989-1991, 2002 / NAP	98.7%	5,670,000	384,112
550 Swannanoa River Road	Asheville	NC	4,536,924	375	35,707	1968 / 2003, 2006	96.8%	5,500,000	376,482
40 Wilmington Street	Asheville	NC	4,413,190	476	54,700	1985, 1986, 1995 / NAP	99.7%	5,350,000	409,479
102 Glover Street	Hendersonville	NC	4,272,956	494	79,645	1989, 2003 / NAP	83.2%	5,180,000	305,092
21 Sardis Road	Asheville	NC	3,489,307	383	44,625	2004 / NAP	99.2%	4,230,000	293,672
127 Sweeten Creek Road	Asheville	NC	3,250,087	337	39,500	1984 / NAP	98.0%	3,940,000	296,981
1130 Sweeten Creek Road	Asheville	NC	2,458,188	326	32,859	1988, 2005 / NAP	97.2%	2,980,000	244,731
1931 Spartanburg Highway	Hendersonville	NC	2,243,715	351	32,555	1982 / NAP	96.2%	2,720,000	157,681
2594 Sweeten Creek Road	Asheville	NC	1,592,048	206	25,300	1999 / NAP	99.0%	1,930,000	149,846
Total / Wtd. Avg. Portfolio			$47,249,999	4,629	579,425		93.4%	$57,280,000	$3,883,819

(1)	As provided by the borrowers and represents occupancy by SF as of July 31, 2014.
(2)
Appraised values shown above are the individual “as-is” appraised values for each Asheville Self Storage Portfolio Property. The aggregate “as-is” appraised value for the Asheville Self Storage Portfolio as a whole is $65,400,000.

The following table presents certain information relating to historical leasing at the Asheville Self Storage Portfolio Properties:

Historical Leased %(1)
Property Name	2011	2012	2013	TTM 5/31/2014
3909 Sweeten Creek Road	71.7%	82.7%	90.1%	91.7%
90 Highland Center Boulevard	47.4%	67.9%	88.7%	93.6%
17-19 Chaparral Drive	71.3%	84.0%	92.7%	95.8%
600 Patton Avenue	84.7%	91.3%	94.3%	99.6%
550 Swannanoa River Road	88.8%	89.7%	96.1%	92.7%
40 Wilmington Street	81.0%	89.0%	94.6%	94.7%
102 Glover Street	74.4%	80.1%	85.2%	87.6%
21 Sardis Road	71.5%	84.4%	94.0%	96.8%
127 Sweeten Creek Road	81.3%	84.9%	92.5%	91.6%
1130 Sweeten Creek Road	79.1%	76.3%	88.8%	81.0%
1931 Spartanburg Highway	71.1%	76.1%	88.0%	88.9%
2594 Sweeten Creek Road	73.5%	81.1%	89.9%	90.3%
Wtd. Avg. Occupancy	74.7%	82.3%	91.2%	92.2%

(1)	As provided by the borrowers and represents average occupancy by unit count for the 12-month period ended December 31, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Asheville Self Storage Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 5/31/2014	Underwritten(3)	Underwritten $ per SF
Base Rent	$3,684,955	$4,203,375	$4,869,584	$5,196,469	5,929,821	$10.23
Gross Up Vacancy	0	0	0	0	446,331	0.77
Total Rent	$3,684,955	$4,203,375	$4,869,584	$5,196,469	$6,376,152	$11.00
Vacancy Loss	0	0	0	0	(446,331)	(0.77)
Concession Loss	0	0	0	0	(102,544)	(0.18)
Non-Revenue Loss	0	0	0	0	(88,500)	(0.15)
Net Rental Revenue	$3,684,955	$4,203,375	$4,869,584	$5,196,469	$5,738,776	$9.90
Other Income(2)	130,681	149,368	171,484	200,262	200,262	0.35
Effective Gross Income	$3,815,636	$4,352,743	$5,041,068	$5,396,731	$5,939,038	$10.25

Total Operating Expenses	$1,275,114	$1,630,505	$1,615,096	$1,699,825	$1,981,015	$3.42

Net Operating Income	$2,540,522	$2,722,238	$3,425,972	$3,696,906	$3,958,023	$6.83
Replacement Reserves	0	0	0	0	74,204	0.13
Net Cash Flow	$2,540,522	$2,722,238	$3,425,972	$3,696,906	$3,883,819	$6.70

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow. The borrowers acquired the Asheville Self Storage Portfolio Properties in July 2014 and the historical financials were provided by the prior owner.

(2)	Other Income consists of retail sales, administrative fees and late fees.
(3)	Underwritten includes the additional revenue contributed from the additional 99 units that have been recently completed.

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Appraisals.  According to the appraisals dated as of May 29, 2014, the Asheville Self Storage Portfolio Properties had an ”as-is” portfolio value of $65,400,000, which represents the appraised value for the Asheville Self Storage Portfolio Properties as a whole, as compared to the aggregate “as-is” appraised value of $57,280,000 for the 12 individual Asheville Self Storage Portfolio Properties.

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Environmental Matters.  A Phase I environmental site assessment (“ESA”) dated June 18, 2014, reported that in 2007, a groundwater monitoring well on the 3909 Sweeten Creek Road property downgradient from an adjacent third-party gasoline leaking underground storage tank (“LUST”) facility detected contaminants.  The ESA recommended no action other than periodically reviewing the progress of the third-party LUST case.  Additionally, an onsite LUST case related to fuel tanks previously used by a former beverage distribution facility received no further action status in 1993, but additional soil and groundwater impacts were identified at the 3909 Sweeten Creek Road property. Air injection remediation to increase biodegradation was installed in 2004, and groundwater monitoring is continuing.  The ESA indicated that the former beverage distributor is the responsible party that is conducting the groundwater monitoring.  The ESA concluded that potential indoor vapor intrusion is not a significant concern based on several factors including the raised slab construction and continuous high-volume forced air HVAC system.  The ESA recommended no further action by the owner or operator of the 3909 Sweeten Creek Road property other than periodically tracking state agency information regarding groundwater monitoring or any other related activities.  A limited Phase II (“Phase II”) groundwater investigation was conducted at the property on June 6, 2014. The Phase II recommended no further action by the owner or operator of the 3909 Sweeten Creek Road property other than periodically tracking state agency information regarding groundwater monitoring or any other related activities.

According to the remaining Phase I environmental reports, there are no recognized environmental conditions or recommendations for further action other than a recommendation for O&M plans at the 90 Highland Center Boulevard, 17-19 Chaparral Drive, 40 Wilmington Street, 127 Sweeten Creek Road, 1130 Sweeten Creek Road, 1931 Spartanburg Highway and 550 Swannanoa River Road properties, a recommendation to dispose of unused metal drums at the 550 Swannanoa River Road property, a recommendation to dispose of an oil-water separator prior to transfer at the 90 Highland Center Boulevard property and recommendations to re-grade the soil to prevent further erosion and repair water intrusion at the 2594 Sweeten Creek Road property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

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Market Overview and Competition.  Asheville is a city within Buncombe County in the western part of North Carolina. As the 11th largest city in North Carolina, Asheville has a population of 424,858 according to the 2010 census. Asheville is located 60 miles from Greenville, 200 miles from Atlanta, 115 miles from Charlotte and 240 miles from Raleigh.

All of the properties are located near major highways and throughways that provide access to the entire Asheville, North Carolina MSA.  Additionally, the properties are situated near many retail corridors that contain shopping, dining and other amenities.  In addition to the local residents that call Asheville home year round, many people choose to buy second homes in the area.

Market Comparison

Non-Climate Controlled

Asheville Self Storage Portfolio Properties(1)	Occupancy	Monthly Rent (SF) 5x10	Monthly Rent (SF) 10x10	Monthly Rent (SF) 10x15	Monthly Rent (SF) 10x20
3909 Sweeten Creek Road	99.1%	$1.22	$0.94	$0.80	$0.76
90 Highland Center Boulevard	100.0%	$1.00	$0.76	$0.66	NAP
17-19 Chaparral Drive	NAP	NAP	NAP	NAP	NAP
600 Patton Avenue	97.1%	$1.62	$0.94	$0.87	$0.83
550 Swannanoa River Road(2)	NAP	NAP	NAP	NAP	NAP
40 Wilmington Street	99.6%	$1.15	$0.90	$0.78	$0.74
102 Glover Street	92.1%	$0.86	$0.78	$0.64	$0.62
21 Sardis Road	98.1%	$1.15	$0.78	$0.67	$0.75
127 Sweeten Creek Road	97.8%	$1.42	$1.01	$0.85	$0.92
1130 Sweeten Creek Road	99.3%	$1.45	$0.99	$0.90	$0.84
1931 Spartanburg Highway	96.2%	$0.83	$0.73	$0.59	$0.64
2594 Sweeten Creek Road	98.9%	$1.24	$0.89	$0.82	$0.83

Comparable Properties(3)
75 Highland Center Boulevard	85%	$0.88	$0.70	$0.57	$0.52
6 Long Shoals Road	92%	$2.02	$1.67	$1.00	NAP
1500 Airport Road	80%	$0.84	$0.64	$0.59	$0.60
2121 Spartanburg Highway	78%	$0.90	$0.80	$0.63	$0.60

(1)	As provided by the borrowers and represents non-climate controlled occupancy by unit count as of July 31, 2014.
(2)	All units are climate controlled.
(3)	Source: Appraisals.

Climate Controlled

Asheville Self Storage Portfolio Properties(1)	Occupancy	Monthly Rent (SF) 5x10	Monthly Rent (SF) 10x10	Monthly Rent (SF) 10x15	Monthly Rent (SF) 10x20
3909 Sweeten Creek Road	84.4%	$1.89	$1.15	$1.08	$0.99
90 Highland Center Boulevard	96.4%	$1.38	$1.09	$0.82	$0.84
17-19 Chaparral Drive	99.5%	$2.02	$1.32	$1.19	$1.05
600 Patton Avenue	100.0%	$1.91	$1.39	$1.26	$1.20
550 Swannanoa River Road	98.6%	$2.23	$1.46	$1.23	$1.13
40 Wilmington Street(2)	NAP	NAP	NAP	NAP	NAP
102 Glover Street	95.6%	$1.84	$1.15	$1.12	$0.99
21 Sardis Road	98.9%	$1.65	$1.19	$0.97	$1.07
127 Sweeten Creek Road(2)	NAP	NAP	NAP	NAP	NAP
1130 Sweeten Creek Road(2)	NAP	NAP	NAP	NAP	NAP
1931 Spartanburg Highway	98.2%	$1.73	$1.00	$0.91	$0.94
2594 Sweeten Creek Road	NAP	NAP	NAP	NAP	NAP

Comparable Properties(3)
6 Long Shoals Road	92%	$2.84	$1.67	$1.39	$1.35
1500 Airport Road	80%	$1.88	$1.14	$1.06	$0.97
2121 Spartanburg Highway	78%	$1.70	$1.10	$1.03	$0.93

(1)	As provided by the borrowers and represents climate controlled occupancy by unit count as of July 31, 2014.
(2)	All units are non-climate controlled.
(3)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

■
The Borrowers.  The borrowers are George’s Stor-Mor Realty, LLC and GSM Two, LLC, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Asheville Self Storage Portfolio Loan.  JSP Holdings, LLC, an indirect owner of the borrowers, and Jeffrey Pechter, the managing member of JSP Holdings, LLC, are the non-recourse carveout guarantors under the Asheville Self Storage Portfolio Loan.

■
Escrows.  At origination, the borrowers funded (i) an escrow reserve in the amount of $145,953 in respect of taxes, (ii) an escrow reserve in the amount of $179,850 in respect of deferred maintenance repairs and (iii) an escrow reserve in the amount of $1,650 in respect of environmental remediation.

In addition, on each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, in the case of insurance payments, the borrowers provide evidence that applicable blanket policies permitted under the loan documents are in effect and (ii) a capital expenditure reserve in the amount equal to $7,014 reduced by $0.15 (x) multiplied by the leasable square footage of each property that has been released from the lien as collateral and (y) divided by 12.

■
Lockbox and Cash Management.  None.  The borrowers are required to maintain an operating account into which all revenues related to the Asheville Self Storage Portfolio Properties are required to be deposited and from which all payments related to the Asheville Self Storage Portfolio Properties are required to be made by the end of the third business day.  During the continuance of an event of default under the Asheville Self Storage Portfolio Loan or an Asheville Self Storage Portfolio Trigger Period, the borrowers are required to deliver to the lender each month the monthly bank statement related to the operating account.  Upon the occurrence and continuance of an Asheville Self Storage Portfolio Trigger Period, the borrowers will be required to deposit all excess cash flow into an excess cash flow reserve account.  Provided that no event of default under the Asheville Self Storage Portfolio Loan is then continuing, the lender will release to the operating account all amounts then contained in the excess cash flow reserve account on the first due date after the borrower delivers to the lender evidence reasonably satisfactory to the lender that no Asheville Self Storage Portfolio Trigger Period is then continuing.

An “Asheville Self Storage Portfolio Trigger Period” means the period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which net operating income (as calculated pursuant to the loan documents) is less than $2,839,671, and ending at the conclusion of the second consecutive fiscal quarter for which net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than $2,839,671 or (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (i) above has commenced and is continuing.

■
Property Management.  The Asheville Self Storage Portfolio Properties are managed by Mindful Management, L.L.C. pursuant to a management agreement.  Under the loan documents, the Asheville Self Storage Portfolio Properties are required to be managed by Mindful Management, L.L.C. or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  The lender has the right to replace, or require the borrowers to replace, a property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Asheville Self Storage Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if a property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for a property manager’s assets or  a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ASHEVILLE SELF STORAGE PORTFOLIO

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Release Provision.  At any time after the second anniversary of the securitization Closing Date, the borrowers may voluntarily obtain the release of one or more of the Asheville Self Storage Portfolio Properties from the liens of the Asheville Self Storage Portfolio Loan, subject to the satisfaction of certain conditions, including among others: (i) the borrowers have defeased an amount equal to either the entire Asheville Self Storage Portfolio Loan amount, or a portion of the Asheville Self Storage Portfolio Loan amount equal to the lesser of (x) a sum equal to 125% of the allocated loan amount for each Asheville Self Storage Portfolio Property being released and (y) the portion of the outstanding balance of the Asheville Self Storage Portfolio Loan that has not been defeased as of the date of such release, provided that after giving effect to such release, unless the Asheville Self Storage Portfolio Loan has been defeased in full, the debt service coverage ratio (as calculated in accordance with the mortgage loan agreement) for the prior 12 month period ending on the last day of the most recent fiscal quarter is equal to or greater than the greater of (a) 1.12x and (b) the debt service coverage ratio immediately prior to such release, (ii) delivery of Rating Agency Confirmation and (iii) delivery of a REMIC opinion.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Asheville Self Storage Portfolio Properties (plus 12 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Asheville Self Storage Portfolio Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Asheville Self Storage Portfolio Properties are separately allocated to the Asheville Self Storage Portfolio Properties and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

CARTIFACT
FedEx Distribution Center
111 Fulling Mill Road
Middletown, PA 17057
Harrisburg
Penbrook
Paxtang
DOWNTOWN HARRISBURG
Hummelstown
New Cumberland
Steelton
Highspire
Middletown
Royalton
Goldsboro
Susquehanna River
CAPITAL CITY AIRPORT
DEFENSE DISTRIBUTION CENTER
HARRISBURG INTERNATIONAL AIRPORT
Penn State University - Harrisburg
Colonial Park Mall
Harrisburg Mall
Harrisburg Area Community College
Pinnaclehealth General Hospital
Harrisburg Hospital
City Island Park
Capitol Park
Strawberry Square
HARRISBURG ARMY NATIONAL GUARD
New York
Philadelphia
Washington DC
Pittsburgh
Baltimore
Richmond
Trenton
Scranton
Atlantic Ocean
PA
NY
NJ
MD
VA
WV
DE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Middletown, Pennsylvania	Cut-off Date Principal Balance		$33,466,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$110.14
Size (SF)	303,839	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 9/6/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/6/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		4.60900%
Appraised Value	$44,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$2,635,158
Underwritten Expenses	$32,768	Escrows
Underwritten Net Operating Income (NOI)	$2,602,390		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,572,006	Taxes(1)	$7,396	$1,576
Cut-off Date LTV Ratio	74.7%	Insurance(1)	$8,080	$1,154
Maturity Date LTV Ratio	60.6%	Replacement Reserves	$0	$2,532
DSCR Based on Underwritten NOI / NCF	1.26x / 1.25x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,466,000	76.4%	Purchase Price	$43,466,373	99.2%
Principal’s New Cash Contribution	10,361,847	23.6	Closing Costs	345,998	0.8
			Reserves	15,476	0.0

Total Sources	$43,827,847	100.0%	Total Uses	$43,827,847	100.0%

(1)
On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, which currently equates to $1,576 and $1,154, respectively, unless the borrower provides evidence that the required taxes and insurance premiums have been paid. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “FedEx Distribution Center Loan”) is evidenced by a note in the original principal amount of $33,466,000 and is secured by a first mortgage encumbering a 303,839 SF industrial property located in Middletown, Pennsylvania (the “FedEx Distribution Center Property”). The FedEx Distribution Center Loan was originated by Starwood Mortgage Capital LLC on August 21, 2014 and will be acquired by Starwood Mortgage Funding I LLC on or prior to the securitization Closing Date. The FedEx Distribution Center Loan represents approximately 3.1% of the Initial Pool Balance.  The note evidencing the FedEx Distribution Center Loan has an outstanding principal balance as of the Cut-off Date of $33,466,000 and an interest rate of 4.60900% per annum.  The borrower utilized the proceeds of the FedEx Distribution Center Loan to acquire the FedEx Distribution Center Property.

The FedEx Distribution Center Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The FedEx Distribution Center Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2024. Voluntary prepayment of the FedEx Distribution Center Loan is permitted on or after the due date in June 2024 without payment of any prepayment premium or yield maintenance charge. Provided that no event of default has occurred and is continuing, defeasance with non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The FedEx Distribution Center Property is a 303,839 SF warehouse/distribution center located in Middletown, Pennsylvania in Dauphin County. The FedEx Distribution Center Property was built in 2014 as a build-to-suit for the sole tenant, FedEx, which occupies the space on a 15-year triple-net lease. The FedEx Distribution Center Property is a class A state-of-the-art distribution facility designed to serve FedEx’s package delivery across the country. The collateral securing the FedEx Distribution Center Property consists of three one-story buildings situated on approximately 50.63 acres. The FedEx Distribution Center Property includes a gateway building to house a 24/7 security guard, a vehicle maintenance building outparcel and a 294,279 SF warehouse containing 198 dock high doors and 10 high speed drive-in doors. Overall, the FedEx Distribution Center Property is comprised of approximately 93% distribution, 5% office and 2% maintenance. As of September 6, 2014, Total Occupancy and Owned Occupancy at the FedEx Distribution Center Property were both 100.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

The following table presents certain information relating to the sole tenant at the FedEx Distribution Center Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
FedEx	NR / Baa1 / BBB	303,839	100.0%	$2,616,241	100.0%	$8.61	4/1/2029	2, 5-year options
Total / Wtd. Avg.		303,839	100.0%	$2,616,241	100.0%	$8.61

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the FedEx Distribution Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025 & Thereafter	303,839	100.0	100.0%	2,616,241	100.0	8.61	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	303,839	100.0%		$2,616,241	100.0%	$8.61	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the FedEx Distribution Center Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$2,616,241	$8.61
Gross Up Vacancy	0	0.00
Gross Potential Rent	$2,616,241	$8.61
Economic Vacancy & Credit Loss	(0)	(0.00)
Total Rent Revenue	$2,616,241	$8.61
Reimbursements	18,917	0.06
Other Revenue	0	0.00
Effective Gross Income	$2,635,158	$8.67

Total Operating Expenses	$32,768	$0.11

Net Operating Income	$2,602,390	$8.57
Replacement Reserves	30,384	0.10
Net Cash Flow	$2,572,006	$8.47

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■	Appraisal. According to the appraisal, the FedEx Distribution Center Property had an “as-is” appraised value of $44,800,000 as of July 15, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated July 22, 2014, there are no recognized environmental conditions or recommendations for further action at the FedEx Distribution Center Property.

■
Market Overview and Competition. The FedEx Distribution Center Property is located in Middletown, Pennsylvania in Dauphine County. Primary access to the FedEx Distribution Center Property is provided by I-76 (Pennsylvania Turnpike). The FedEx Distribution Center Property is located approximately 10 miles southeast of Harrisburg, the state capital. Major thoroughfares located near the FedEx Distribution Center Property include Route 283, an east-west local highway, and I-283, a north-south interstate highway located less than two miles from the FedEx Distribution Center Property. According to a market research report, there are 165 industrial properties totaling 10,227,331 SF located in the FedEx Distribution Center Property’s immediate area. The local industrial market is 94.0% leased with an average rent of $5.98 per SF.

The 2013 population within a 1-, 3- and 5-mile radius from the FedEx Distribution Center Property is 1,974, 34,330 and 73,774, respectively. The 2013 median household income within a 1-, 3-, and 5-mile radius from the FedEx Distribution Center Property is $88,788, $58,095 and $58,010, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

The following table presents certain information relating to the primary comparable properties for the FedEx Distribution Center Property:

Comparable Set(1)

	FedEx Distribution Center	FedEx Barrington	FedEx Bethpage	FedEx Carteret	FedEx Elizabeth	FedEx Blauvelt
Location	Middletown, PA	Barrington, NJ	Bethpage, NY	Carteret, NJ	Elizabeth, NJ	Blauvelt, NY
Occupancy	100%	100%	100%	100%	100%	100%
Year Built	2014	2006	1990	2013	2012	2012
No. of Units	303,839	250,268	225,265	232,134	152,230	142,139
Lease Type	NNN	NNN	NNN	NNN	NNN	NNN
Rent per SF	$8.61	$11.35	$23.49	$10.13	$14.27	$24.97
Lease Term	15 years	10 years	18 years	12 years	15 years	15 years

(1)	Source: Appraisal.

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The Borrower.  The borrower is Ganci Middletown PA, Inc., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the FedEx Distribution Center Loan.  The American Capital Corporation is the non-recourse carveout guarantor under the FedEx Distribution Center Loan.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amounts of (i) $7,396 in respect of certain real estate taxes and (ii) $8,080 in respect of certain insurance reserves. On each due date, the borrower is required to fund (i) a tax and insurance reserve in a monthly amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve months, which currently equate to $1,576 and $1,154, respectively, unless the borrower provides evidence that the required taxes and insurance premiums have been paid, and (ii) a replacement reserve in the monthly amount of $2,532.

■
Lockbox and Cash Management.  The FedEx Distribution Center Loan is structured with a hard lockbox and a springing cash management. The loan documents require the borrower to direct the tenant to pay its rent directly to a lender-controlled lockbox account. So long as a Sweep Event Period  is not then in effect, all funds in the lockbox will be remitted on each business day to the borrower’s operating account. During the continuance of a Sweep Event Period, except during the continuance of a FedEx Sweep Event Period, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by the lender as additional security for the loan. During the continuance of a FedEx Sweep Event Period (which would trigger a Sweep Event Period), all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by the lender in a FedEx reserve account for tenant improvements and leasing commissions that may be incurred with respect to re-tenanting FedEx’s space with any excess to be held by the lender as additional security for the loan.

A “Sweep Event Period” means any period commencing upon any of the following events: (i) the occurrence of an event of default under the FedEx Distribution Center Loan, (ii) the debt service coverage ratio of the FedEx Distribution Center Property (based on the trailing 12 calendar months and as determined by the lender) is at any time less than 1.05x or (iii) a FedEx Sweep Event Period. Such Sweep Event Period will terminate, (1) with respect to a Sweep Event Period commenced in connection with clause (i), upon the cure, if any, of such event of default under the FedEx Distribution Center Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Sweep Event Period is in effect), (2) with respect to a Sweep Event Period commenced in connection with clause (ii), if the debt service coverage ratio of the FedEx Distribution Center Property (based on trailing 12 calendar months and as determined by the lender) is equal to or greater than 1.10x for two consecutive calendar quarters (provided no other Sweep Event Period is in effect), and (3) with respect to a Sweep Event Period commenced in connection with clause (iii), upon the ending of the FedEx Sweep Event Period (provided no other Sweep Event Period is in effect).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FEDEX DISTRIBUTION CENTER

A “FedEx Sweep Event Period” means any period commencing upon any of the following events: (i) FedEx or any other tenant occupying the space at the FedEx Distribution Center Property currently occupied by FedEx defaults under its lease, (ii) FedEx goes dark or otherwise ceases operations at the FedEx Distribution Center Property, (iii) FedEx gives notice to vacate or vacates the leased space at the FedEx Distribution Center Property or (iv) the long term credit rating for FedEx, as reported by S&P, falls below “BB”. Such FedEx Sweep Event Period will terminate, (1) with respect to a FedEx Sweep Event Period commenced in connection with clause (i), (ii), (iii) or (iv), upon the occurrence of a FedEx Re-Tenanting Event, (2) with respect to a FedEx Sweep Event Period commenced in connection with clause (i), when such default has been cured, and no other event of default under the FedEx lease occurs for a period of two consecutive quarters following such cure, (3) with respect to a FedEx Sweep Event Period commenced in connection with clause (ii), when FedEx has resumed its normal business operations at the FedEx Distribution Center Property for two consecutive quarters, (4) with respect to a FedEx Sweep Event Period commenced in connection with clause (iii), when FedEx (a) rescinds or withdraws its notice to vacate and (b) has resumed its normal business operations at the FedEx Distribution Center Property for two consecutive quarters, and (5) with respect to a FedEx Sweep Event Period commenced in connection with clause (iv), when the lender has received satisfactory evidence that FedEx’s long term debt rating as reported by S&P is upgraded to “BB” or higher.

A “FedEx Re-Tenanting Event” means (i) the lender has received satisfactory evidence that the FedEx Distribution Center Property has been leased to one or more satisfactory replacement tenants for a term of at least five years, (ii) one or more satisfactory replacement tenants are in occupancy, operating and paying full unabated rent and (iii) the borrower has delivered tenant estoppels for such tenants.

■
Property Management. The FedEx Distribution Center Property is currently managed by FedEx. Under the loan documents, the FedEx Distribution Center Property may be managed by any management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.  During or upon any of (i) the continuance of an event of default under the FedEx Distribution Center Loan, (ii) the continuance of a material default by the property manager under the management agreement beyond any applicable notice and cure period, (iii) the filing of a bankruptcy petition or similar event with respect to the property manager or (iv) the engagement by the property manager in gross negligence, fraud, willful misconduct or misappropriation of funds, the lender may require the  borrower to terminate the management agreement and replace the property manager with a new property manager selected by the borrower, subject to the lender’s reasonable approval, and with respect to which a Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy including coverage for certified and non-certified acts of terrorism (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the FedEx Distribution Center Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for FedEx Distribution Center Property are separately allocated under the blanket policy and that certain requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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850 WINTER STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

Alkermes
66,104 SF - 2/28/21
Alkermes
31,140 SF - 2/28/21
Alkermes
33,443 SF - 2/28/21
Alkermes
15,942 SF - 2/28/21
WILMERHALE
13,365 SF - 8/31/21
Alkermes
Alkermes
3,387 SF - 11/1/20
MillwardBrown
Millward Brown (MaPS)
16,658 SF - 7/31/18
3
2
1

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

850 Winter Street
850-852 Winter Street
Waltham, MA 02451
Concord
Woburn
Waltham
Watertown
Newton
LAURENCE G HANSCOM FIELD
HANSCOM AIR FORCE BASE
Burlington Mall
Raytheon
Bentley University
Brandeis University
Lasell College
Newton-Wellesley Hospital
Boston College -Newton Campus
WINTER ST
CAMBRIDGE TPKE
CONCORD AVE
MAIN ST
BOSTON POST RD
Boston
Burlington
Woburn
Lexington
Waltham
Weston
Watertown
Newton
Wellesley
Needham
Salem
Lynn
Malden
Medford
Somerville
Cambridge
Quincy
Hingham
Norwood
Dedham

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Credit Assessment (Moody’s / KBRA / MSTR)(1)	NR / BBB- / NR	Cut-off Date Principal Balance	$29,250,000
Location (City/State)	Waltham, Massachusetts	Cut-off Date Principal Balance per SF	$162.46
Property Type	Office	Percentage of Initial Pool Balance	2.7%
Size (SF)	180,039	Number of Related Mortgage Loans	None
Total Occupancy as of 7/1/2014	100.0%	Type of Security	Fee Simple
Owned Occupancy as of 7/1/2014	100.0%	Mortgage Rate	3.91650%
Year Built / Latest Renovation	2008 / NAP	Original Term to Maturity (Months)	122
Appraised Value	$74,200,000	Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	122

Underwritten Revenues	$6,985,557
Underwritten Expenses	$2,890,149	Escrows(2)
Underwritten Net Operating Income (NOI)	$4,095,408	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,879,362	Taxes	$0	$0
Cut-off Date LTV Ratio	39.4%	Insurance	$0	$0
Maturity Date LTV Ratio	39.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.53x / 3.34x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.0% / 13.3%	Other	$0	$0

Sources and Uses(3)
Sources	$	%	Uses	$	%
Loan Amount	$29,250,000	40.0%	Purchase Price	$72,750,000	99.4%
Principal’s New Cash Contribution	43,961,565	60.0	Closing Costs	461,565	0.6

Total Sources	$73,211,565	100.0%	Total Uses	$73,211,565	100.0%

(1)	Represents credit characteristics of the 850 Winter Street Loan on a stand-alone basis.
(2)
The borrower is required to make monthly deposits into the tax, insurance, replacement and TI/LC reserves upon the commencement of an 850 Winter Street Cash Management Period.  Monthly deposits into the insurance reserve are subject to additional blanket insurance requirements. See “—Escrows” below.

(3)	The borrower acquired the 850 Winter Street Property on May 9, 2014 and subsequently recapitalized the 850 Winter Street Property on June 27, 2014 with proceeds from the 850 Winter Street Loan.

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The Mortgage Loan.  The 850 Winter Street loan (the “850 Winter Street Loan”) is evidenced by a note in the original principal amount of $29,250,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a suburban office building located in Waltham, Massachusetts known as 850 Winter Street (the “850 Winter Street Property”).  The 850 Winter Street Loan was originated by CCRE on June 27, 2014 and represents approximately 2.7% of the Initial Pool Balance.  The note evidencing the 850 Winter Street Loan has an outstanding principal balance as of the Cut-off Date of $29,250,000 and has an interest rate of 3.91650% per annum. The borrower utilized the proceeds of the 850 Winter Street Loan to recapitalize the 850 Winter Street Property following its acquisition on May 9, 2014 and to pay closing costs.

The 850 Winter Street Loan had an initial term of 122 months, has a remaining term of 120 months as of the Cut-off Date and requires interest only payments for the term of the loan. The scheduled maturity date of the 850 Winter Street Loan is the due date in September 2024. Voluntary prepayment of the 850 Winter Street Loan is permitted on or after the due date in June 2024 without payment of any prepayment premium.  Defeasance with certain direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The 850 Winter Street Property is a 180,039 SF, three-story, class A, glass and steel suburban office building located at 850-852 Winter Street within a 120.0 acre office park in Waltham, Massachusetts. The 850 Winter Street Property was constructed in 2008, is LEED Gold certified and is occupied by four tenants. The 850 Winter Street Property has been 100.0% occupied since 2010.  Amenities include a fitness center, locker rooms and a cafeteria.  Approximately 81.4% of total SF is occupied by Alkermes (“Alkermes”), which represents 77.1% of Total UW Base Rent and has its own separate lobby entrance.  Alkermes initially leased 115,489 SF commencing in December 2009 and expanded by an additional 31,140 SF in June 2014.  The Alkermes space is comprised of approximately 80,525 SF of lab space and 66,104 SF of office space.  No other tenant at the 850 Winter Street Property occupies more than 9.3% of total SF or represents more than 11.5% of Total UW Base Rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

Alkermes (NASDAQ: ALKS; Rated BB by S&P), the largest tenant at the 850 Winter Street Property, is a fully integrated, global biopharmaceutical company that uses proprietary technologies to develop innovative medicines.  Alkermes has a portfolio of more than 20 commercial drug products and a substantial clinical pipeline of product candidates that address central nervous system disorders such as addiction, schizophrenia and depression.  Headquartered in Dublin, Ireland, Alkermes’ domestic research and development center is located at the 850 Winter Street Property, with manufacturing facilities located in Gainesville, Georgia and Wilmington, Ohio.

The following table presents certain information relating to the tenants at the 850 Winter Street Property:

Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA		% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Alkermes(1)(3)(4)	NR / NR / BB	146,629	(3)	81.4%	$3,916,633	77.1%	$26.71	2/28/2021	2, 5-year options
Milward Brown(5)	BBB+ / NR / BBB	16,658		9.3	581,418	11.5	34.90	7/31/2018	1, 5-year option
WilmerHale(6)	NR / NR / NR	13,365		7.4	451,737	8.9	33.80	8/31/2021	2, 5-year options
Mass High Tech Council	NR / NR / NR	3,387		1.9	128,062	2.5	37.81	11/30/2020	1, 5-year option
Largest Tenants		180,039		100.0%	$5,077,850	100.0%	$28.20
Vacant		0		0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		180,039		100.0%	$5,077,850	100.0%	$28.20

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease. Alkermes’ lease is guaranteed by its parent company Alkermes PLC, which is the rated entity.
(2)	UW Base Rent consists of contractual rent increases through August 31, 2015 and averaged contractual rent increases for Milward Brown through its effective termination option date.
(3)	Alkermes Tenant GLA is comprised of 80,525 SF of lab space and 66,104 SF of office space.
(4)	Alkermes’ UW Base Rent $ per SF represents a triple net rent per SF. All other leases are structured as modified gross leases.
(5)	Milward Brown has a one-time option to terminate its lease effective July 31, 2016 with prior written notice no later than May 31, 2015 and payment of any unamortized leasing costs.
(6)	WilmerHale has a one-time option to terminate its lease effective March 31, 2017 with at least 14 months prior notice and payment of any unamortized leasing costs

The following table presents the lease rollover schedule at the 850 Winter Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	16,658	9.3	9.3%	581,418	11.5	34.90	1
2019	0	0.0	9.3%	0	0.0	0.00	0
2020	3,387	1.9	11.1%	128,062	2.5	37.81	1
2021(3)	159,994	88.9	100.0%	4,368,370	86.0	27.30	2
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	180,039	100.0%		$5,077,850	100.0%	$28.20	4

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date that are not considered in this lease expiration schedule.
(2)	UW Base Rent consists of contractual rent increases through August 31, 2015 and averaged contractual rent increases for Milward Brown though it’s effective termination option date.
(3)
Leases expiring in 2021 include Alkermes and WilmerHale.  The  850 Winter Street Loan is structured with an excess cash flow sweep tied to the Alkermes lease.  See “—Escrows” and “—Lockbox and Cash Management” below.

The following table presents certain information relating to historical leasing at the 850 Winter Street Property:

Historical Leased %(1)
	2010	2011	2012	2013	As of 7/1/2014
Owned Space	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 850 Winter Street Property:

Cash Flow Analysis
	2011	2012	2013	T12 4/30/2014	Underwritten	Underwritten $ per SF
Base Rent(1)	$4,149,143	$5,095,549	$5,272,155	$5,367,151	$5,032,783	$27.95
Contractual Rent Steps(2)	0	0	0	0	45,067	0.25
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$4,149,143	$5,095,549	$5,272,155	$5,367,151	$5,077,850	$28.20
Total Reimbursables(3)	1,797,688	1,951,093	1,965,406	1,992,594	2,272,148	12.62
Other Income	0	0	0	0	3,060	0.02
Less Vacancy & Credit Loss(4)	0	0	0	0	(367,500)	(2.04)
Effective Gross Income	$5,946,832	$7,046,642	$7,237,561	$7,359,745	$6,985,557	$38.80

Total Operating Expenses	$2,658,313	$2,777,229	$2,801,451	$2,886,524	$2,890,149	$16.05

Net Operating Income	$3,288,519	$4,269,413	$4,436,110	$4,473,221	$4,095,408	$22.75
TI/LC	0	0	0	0	180,039	1.00
Capital Expenditures	0	0	0	0	36,008	0.20
Net Cash Flow	$3,288,519	$4,269,413	$4,436,110	$4,473,221	$3,879,362	$21.55

(1)
Base Rent increased from 2011 to 2012 primarily as a result of the execution of the Millward Brown and WilmerHale leases and a contractual rent increase in Alkermes’ lease.  Base Rent decreased from T12 4/30/2014 to Underwritten primarily as a result of Alkermes expanding into additional space with a triple net lease structure that was previously occupied by a tenant with a modified gross lease structure.

(2)	Contractual Rent Steps consists of contractual rent increases through August 31, 2015 and averaged contractual rent increases for Milward Brown though its termination option effective July 31, 2016.
(3)
Total Reimburseables increased from T12 4/30/2014 to Underwritten primarily as a result of Alkermes expanding into additional space with a triple net lease structure that was previously occupied by a tenant with a modified gross lease structure.

(4)
Underwriting reflects an economic vacancy of 5.0%. The 850 Winter Street Property is 100.0% occupied as of July 1, 2014 and has been 100.0% occupied since 2010. The appraiser concluded a vacancy rate of 5.0%.

■	Appraisal. According to the appraisal, the 850 Winter Street Property had an appraised value of $74,200,000 as of an effective date of June 10, 2014.

■
Environmental Matters.  According to the Phase I environmental report, dated July 3, 2014, there are no recognized environmental conditions or recommendations for further action at the 850 Winter Street Property.

■
Market Overview and Competition.  The 850 Winter Street Property is located in Waltham, Middlesex County, Massachusetts, approximately 12 miles west of downtown Boston.  Specifically, the 850 Winter Street Property is located off Route 128/Interstate 95, 0.25 miles from the I-95 Interchange and two miles north of the Massachusetts Turnpike (I-90), which provides access east to Boston.  The 850 Winter Street Property is located within Reservoir Woods, a 120-acre corporate campus featuring over 1.3 million SF of office and lab space.

As of the first quarter in 2014, the suburban Boston office market was comprised of approximately 112.3 million SF, with a vacancy rate of 16.8% and an average rental rate of $19.52 per SF. The 850 Winter Street Property is located in the Route 128-West submarket, which as of the first quarter in 2014 was comprised of approximately 27.4 million SF, with a vacancy rate of 11.7% and an average rental rate of $26.73 per SF.  The 850 Winter Street Property is located in Waltham, which competes directly with Cambridge for lab/office space users.  As of the first quarter in 2014, the vacancy rate in the Cambridge lab submarket was 8.0%.  Additionally, the appraiser identified a peer group of 16 buildings that had a vacancy rate of approximately 8.6%.  The appraiser also identified five office lease comparables in Waltham ranging from $33.50 to $40.00 per SF.  Office space at the 850 Winter Street Property, excluding Alkermes, exhibited a weighted modified gross average rental rate of $34.76 per SF.  The appraiser concluded a modified gross base rental rate of $40.00 per SF for office space at the 850 Winter Street Property.  Additionally, the appraiser concluded triple-net rents of $27.50 per SF for Alkermes’ space at the 850 Winter Street Property, above Alkermes underwritten rent of $26.71 per SF.

As of 2014, the population within a five mile radius of the 850 Winter Street Property was 171,112 with an average household income of $126,707.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

The following table presents certain information relating to comparable leases for the 850 Winter Street Property:

Comparable Leases(1)
	Office Rents					Lab Rents
	1000 Winter Street	950 Winter Street	890 Winter Street	1050 Winter Street	930 Winter Street	480 Arsenal Street	113 Hartwell Avenue	285 Bear Hill Road
Year Built	1998	1985	1999	1998	2006	1997	1967	1950
Occupancy	98%	97%	83%	89%	67%	100%	70%	100%
NRA (SF)	267,960	263,515	173,070	161,605	46,630	141,548	103,000	26,500
Tenant	Matrix Capital	NorthBridge Venture	Sobi	Amadeus	PerkinElmer	TerraPhase	UniQure	Intelligent MDx
Lease Area	11,421	16,931	7,997	56,000	15,794	15,899	53,000	26,500
Lease Date	Dec-13	Aug-14	Jul-14	Jun-14	Aug-14	Jun-14	May-14	Aug-13
Lease Term	7.0 Yrs.	7.0 Yrs.	5.0 Yrs.	10.0 Yrs.	5.0 Yrs.	1.0 Yrs.	10.0 Yrs.	7.0 Yrs.
Base Rent(2)	$37.00	$35.25	$35.00	$33.50	$40.00	$41.20	$31.00	$31.50

(1)	Source: Appraisal.
(2)	Base Rent shown represents gross rents per square foot. Alkermes’ UW rent of $26.71 per SF represents a triple-net structured rent.

■
The Borrower.  The borrower for the 850 Winter Street Loan is GI TC 850 Winter Street, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 850 Winter Street Loan. The non-recourse carveout guarantor and borrower sponsor under the 850 Winter Street Loan is TechCore, LLC, a $500.0 million core real estate fund capitalized by California Public Employees’ Retirement System (“CalPERS”) and GI Partners.  TechCore, LLC invests in data centers, internet gateways and corporate campuses for technology tenants and life science properties located in core metropolitan cities throughout the United States.

CalPERS is the largest public pension fund in the United States with approximately $260.0 billion in assets.  The retirement system administers retirement benefits for more than 1.6 million current and retired California State public school and local public agency employees and their families on behalf of more than 3,000 public employers in the state and health benefits for 1.3 million enrollees.

GI Partners is a multi-strategy private equity investment manager established in 2001 with 46 investment professionals.  Since its inception, the firm has managed assets valued at more than $10.0 billion through three discretionary private equity funds and five separate real estate accounts for recognized institutional investors including the largest state and sovereign pension funds in North America, Europe and the Middle East.

■
Escrows.   On each due date following the commencement of a 850 Winter Street Cash Management Period, the borrower is required to fund the following reserves with respect to the 850 Winter Street Property: (i) a real estate tax reserve in the amount of one-twelfth of the estimated annual taxes during the following twelve months, (ii) an insurance reserve in the amount of one-twelfth of the estimated annual insurance premiums during the following twelve months, (iii) a replacement reserve in the amount of $3,001 ($0.20 per SF annually) and (iv) a tenant improvement and leasing commission reserve in the amount of $18,754 ($1.25 per SF annually).  Notwithstanding the foregoing, if at any time (i) no event of default is continuing, (ii) the 850 Winter Street Property is insured under a blanket insurance policy approved by the lender, (iii) insurance premiums are paid annually in advance and (iv) the borrower provides the lender with evidence of renewal policies two business days prior to the then current policy expiration date, the borrower will not be required to deposit funds into the insurance reserve during the continuance of an 850 Winter Street Cash Management Period.  If at any time there is a failure of clauses (i) through (iv) above, the borrower is required to deposit funds into the insurance reserve.

Upon the commencement of a Lease Sweep Period, all excess cash flow will be deposited into the rollover reserve until the amount on deposit in the rollover reserve is equal to the product of $40.00 multiplied by the number of SF leased by the Lease Sweep Event Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

■
Lockbox and Cash Management.  The 850 Winter Street Loan is structured with a springing hard lockbox and springing cash management. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account upon an event of default. On each business day, during the continuance of an 850 Winter Street Cash Management Period, at the direction of the lender, the clearing account bank or lockbox bank will remit all amounts contained in the clearing account or lockbox account to a lender-controlled cash management account. Additionally during the continuance of any event of default, all excess cash will be swept into an excess cash reserve account.

A “850 Winter Street Cash Management Period” means a period (A) commencing upon (i) the occurrence and continuance of an event of default, (ii) the failure by the borrower after the end of any calendar quarter to maintain a net cash flow debt yield of at least 7.5% (a “Debt Yield Trigger Event”) or (iii) the commencement of a Lease Sweep Period  and (B) terminating when (i) the 850 Winter Street Loan and all other obligations under the 850 Winter Street Loan documents having been paid in full, (ii) there having been a full defeasance event, (iii) with respect to an 850 Winter Street Cash Management Period triggered by a Debt Yield Trigger Event, two consecutive calendar quarters passing since the commencement of the existing 850 Winter Street Cash Management Period, (a) no event of default has occurred, (b) no event that would trigger another 850 Winter Street Cash Management Period has occurred and (c) the net cash flow debt yield at the end of such quarters is greater than or equal to 8.0%, or (iv) with respect to a 850 Winter Street Cash Management Period caused by a Lease Sweep Period, such Lease Sweep Period having ended.

A “Lease Sweep Period” means a period (A) commencing upon (i) a Lease Sweep Event Tenant surrendering, cancelling, or terminating its lease (or any material portion of its space) prior to its then current expiration date, (ii) the occurrence of Lease Sweep Event Tenant insolvency proceeding, (iii) a Lease Sweep Event Tenant giving notice of its intention to terminate its lease or the notice period for any Lease Sweep Event Tenant to renew its lease elapses without renewal, (iv) a Lease Sweep Event Tenant going dark in a material portion of its space or (v) the date that is 12 months prior to (a) the expiration date of any Lease Sweep Event Tenant’s lease if it has not renewed or extended or (b) the date any Lease Sweep Event Tenant terminates its lease pursuant to a termination option, unless such option has been waived or is no longer effective and (B) terminating upon (i) the Lease Sweep Event Tenant renewing or extending its lease, (ii) the space occupied by the Lease Sweep Event Tenant (or the material portion of its space) being fully released pursuant to one or more leases, all leasing commissions and tenant improvement costs required being paid prior to lease commencement, the tenant taking occupancy of the space and commencing to pay full unabated rent and delivering to the lender a clean estoppels certificate, (iii) with respect to a Lease Sweep Period triggered by an insolvency proceeding, the Lease Sweep Event Tenant affirming its lease and providing adequate assurances for payment of rent, (iv) with respect to a Lease Sweep Period triggered by a termination option, the termination option having been waived or expired, or (v) other than with respect to a Lease Sweep Period triggered by clause (A) (iii) or (A) (v) above, the net cash flow debt yield at the end of two consecutive calendar quarters being greater than or equal to 8.0%.

A “Lease Sweep Event Tenant” means (a) any tenant (i) whose premises accounts for more than 50.0% or more of the net rentable area of the 850 Winter Street Property or (ii) whose gross rent is greater than or equal to 50.0% of all gross rents at the 850 Winter Street Property and (b) Alkermes (or any replacement tenant occupying a material portion of Alkermes’ space).

■
Property Management. The 850 Winter Street Property was developed by, and is currently managed by Davis Marcus Management, Inc., the management company of The Davis Companies.  Founded in 1976, The Davis Companies has invested in approximately 140 properties representing nearly $3.0 billion of gross asset value across all major property types.  Additionally, The Davis Companies has acquired approximately $550.0 million of commercial real estate loans and securities and developed 2.5 million SF of commercial properties, including 740,000 SF certified LEED Gold or higher.  The Davis Companies currently own or manage approximately 12 million SF of commercial real estate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

850 WINTER STREET

The loan documents require prior written approval from the lender (which approval may be conditioned upon a Rating Agency Confirmation) prior to the borrower replacing the property manager. The lender may replace (or require the borrower to replace) the property manager (i) during an event of default under the 850 Winter Street Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, (iii) if the property manager is in default under the management agreement beyond any applicable notice and cure period or (iv) if 50.0% percent or more of the direct or indirect ownership interest in the property manager has changed or control of the property manager has changed.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the 850 Winter Street Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the 850 Winter Street Property, plus 18 months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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THE CLUSTERS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

CARTIFACT
349C
250
Audrey Gill
Sports Complex
Christensen
Stadium
TX 250 LOOP
Walmart
Supercenter
Midland Park
Mall
Midland
College
Midland
Airpark
The Clusters
4415 Northcrest Drive
Midland, TX 79707
W WADLEY AVE
E GOLF COURSE DR
Fairview
Cemetery
Midland
Midland Memorial
Hospital-west
Midland
Memorial
Hospital
158
191
Scharbauer
Sports Complex
W ILLINOIS AVE
THOMASON DR
20
Midland
International Airport
(4.3 mi)
Perryton
Woodward
OKLAHOMA
Amarillo
Elk City
Oklahoma
City
Canyon
Pauls
Valley
Childress
Vernon
Paducah
Wichita
Falls
Seymour
Lubbock
TEXAS
Jacksboro
Dallas-
Fort Worth
Lamesa
Snyder
Abilene
Stephenville
Midland

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Midland, Texas	Cut-off Date Principal Balance		$27,950,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$79,403.41
Size (Units)	352	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 6/1/2014	97.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2014	97.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2010-2014	Mortgage Rate		4.48600%
Appraised Value	$38,080,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$4,596,847
Underwritten Expenses	$1,928,345	Escrows
Underwritten Net Operating Income (NOI)	$2,668,502		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,562,902	Taxes	$327,989	$36,443
Cut-off Date LTV Ratio	73.4%	Insurance	$3,575	$1,788
Maturity Date LTV Ratio	64.2%	Replacement Reserves	$0	$8,800
DSCR Based on Underwritten NOI / NCF(1)	1.57x / 1.51x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.2%	Other(2)	$1,065,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,950,000	81.3%	Purchase Price	$32,850,000	95.6%
Preferred Equity Investment(3)	3,500,000	10.2	Reserves	1,396,565	4.1
Principal’s New Cash Contribution	2,917,967	8.5	Closing Costs	121,402	0.4

Total Sources	$34,367,967	100.0%	Total Uses	$34,367,967	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 2.10x and 2.02x, respectively.
(2)	Other reserve represents 100.0% of the estimated costs of the borrower’s elective capital improvements program. See “—Escrows” below.
(3)	See “—Preferred Equity” below.

■
The Mortgage Loan.  The mortgage loan (the “Clusters Loan”) is evidenced by a promissory note in the original principal amount of $27,950,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 352-unit multifamily property located in Midland, Texas (the “Clusters Property”). The Clusters Loan was originated by CCRE on June 30, 2014. The Clusters Loan represents approximately 2.6% of the Initial Pool Balance.  The note evidencing the Clusters Loan has an outstanding principal balance as of the Cut-off Date of $27,950,000 and an interest rate of 4.48600% per annum.  The borrower utilized the proceeds of the Clusters Loan and equity to acquire the Clusters Property, pay closing costs and fund reserves.

The Clusters Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Clusters Loan requires payments of interest only prior to the due date in August 2017, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in July 2024. Voluntary prepayment of the Clusters Loan is permitted on or after April 6, 2024 without payment of any prepayment premium. Defeasance with certain direct non-callable obligations of the United States of America is permitted at any time on or after October 6, 2016.

■
The Mortgaged Property.  The Clusters Property is a 352-unit garden style apartment complex located at 4415 Northcrest Drive in Midland, Texas in Midland County. The Clusters Property was constructed in 1982, renovated from 2010 to 2014, and was 97.2% occupied as of June 1, 2014.

The Clusters Property consists of approximately 28 one and two-story buildings, 528 parking spaces, a one-story leasing office and a one-story clubhouse on 25.7 acres.  Amenities include two swimming pools, a fitness facility, tennis court, basketball court, jogging trail and a club house.  The Clusters Property units feature full appliance packages, wood cabinets, Formica countertops and vinyl tile flooring in the kitchen areas, appliances, private patios or balconies, and exterior storage closets.

The Borrower Sponsor acquired the Clusters Property on June 30, 2014 and plans to invest approximately $1.1 million in capital expenditures ($3,026 per unit) into the Clusters Property over a two year period as individual units turn over.  Upgrades include new appliances, lighting packages, hardware, laminate wood plank flooring and new or resurfaced countertops.  Prior to the acquisition of the Clusters Property, the previous owner invested approximately $1.4 million into the Clusters Property from 2010 to 2014.  Upgrades included exterior siding and staircase renovations, water wells, the addition of tennis/sport courts and entrance renovations.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

The Clusters Property is located in the northwestern portion of the City of Midland, approximately four miles northwest of the Midland central business district.  The Clusters Property is located proximate to State Highway Loop 250, a four-lane freeway encircling the City of Midland.  State Highway Loop 250 is accessible via Interstate Highway Business 20 and State Highway 158, the main highways providing access between Midland and Odessa.  Additionally, the Midland International Airport is approximately a 10-minute drive from the Clusters Property.

The following table presents certain information relating to the units and rent at the Clusters Property(1):

Unit Mix(1)
Unit Type	# of Units	Occupied Units	% Occupied	Average SF per Unit	Underwritten Monthly Rent	Underwritten Rent
1 Bed / 1 Bath	256	251	98.0%	662	$1,106	$3,398,400
2 Bed / 1 Bath	48	45	93.8%	933	$1,450	835,200
2 Bed / 2 Bath	48	46	95.8%	1,010	$1,550	892,800
Total / Wtd. Avg.	352	342	97.2%	746	$1,214	$5,126,400

(1)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Clusters Property:

Historical Leased %(1)
2011	2012	2013	As of 6/1/2014
98.6%	98.3%	96.0%	97.2%

(1)	As provided by the borrower and represents occupancy based on units as of December 31, unless otherwise indicated.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Clusters Property:

Cash Flow Analysis
	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Unit
Base Rent(1)	$3,263,362	$3,778,385	$4,301,704	$4,522,104	$5,113,370	$14,527
Gross Up Vacancy	0	0	0	0	13,030	37
Goss Potential Rent	$3,263,362	$3,778,385	$4,301,704	$4,522,104	$5,126,400	$14,564
Vacancy, Credit Loss & Concessions(2)	(171,173)	(101,589)	(153,852)	(183,429)	(787,725)	(2,238)
Total Rent Revenue	$3,092,189	$3,676,796	$4,147,852	$4,338,675	$4,338,675	$12,326
Other Revenue(3)	270,910	269,489	259,432	258,172	258,172	733
Effective Gross Income	$3,363,098	$3,946,285	$4,407,284	$4,596,847	$4,596,847	$13,059

Total Operating Expenses	$1,549,284	$1,618,582	$1,826,254	$1,960,653	$1,928,345	$5,478

Net Operating Income	$1,813,814	$2,327,703	$2,581,030	$2,636,194	$2,668,502	$7,581
Replacement Reserves	0	0	0	0	105,600	300
Net Cash Flow	$1,813,814	$2,327,703	$2,581,030	$2,636,194	$2,562,902	$7,281

(1)	Base Rent increased from 2011 to Underwritten primarily due to increases in asking rent following the prior owner’s renovation of the Cluster’s Property.
(2)
Vacancy, Credit Loss & Concessions is equal to 9.0%, the amount required to bring Underwritten Total Rent Revenue in line with TTM Total Rent Revenue.  The Midland-Odessa market was 96.1% occupied as Q1 2014.  The appraiser concluded a stabilized occupancy at the Clusters Property of 95.0%.  The Clusters Property was 97.2% occupied as of June 1, 2014.

(3)	Other Income includes application fees, cable income, default income, late charges, laundry/vending income, parking income, security deposit forfeits, utility reimbursements and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

■	Appraisal. According to the appraisal, the Clusters Property had an “as-is” appraised value of $38,080,000 as of an effective date of June 5, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated February 10, 2014, there are no recognized environmental conditions or recommendations for further action at the Clusters Property other than the development and implementation of an operations and maintenance plan for asbestos, which is currently in place.

■
Market Overview and Competition.  The Clusters Property is located in Midland, Texas in northern Midland County. The Clusters Property is located in the northwestern portion of the City of Midland, approximately four miles northwest of the Midland central business district. The Clusters Property is located in the Midland-Odessa multifamily market, which contains 15,080 units with an average occupancy rate of 96.1% as of the first quarter in 2014.  Within the Odessa-Midland area, rental rate levels have increased every quarter since the second quarter in 2010 and occupancy rates have remained above 95.0%.

The Midland-Odessa multifamily market is primarily driven by the energy industry located in the Permian Basin.  Odessa-Midland is considered the regional hub of the Permian Basin, which is comprised of West Texas and eastern New Mexico.  More than 60.0% of Texas oil production occurs in the Permian Basin, which is also home to 16.0% to 20.0% of the United States’ oil reserves.  There are more than 2,300 separate firms in the two-county Odessa-Midland MSA that are directly related to oil and gas production.  The population within a five-mile radius of the Clusters Property as of 2014 was 109,987, with an average household income of $84,133.  The appraiser concluded a market rent range of $1,000 to $1,200 for one bedroom units and $1,450 to $1,550 for two bedroom units at the Clusters Property.  Average underwritten monthly rents at the Clusters Property are $1,106 for one bedroom units and $1,500 for two bedroom units, which are within the appraiser’s market range.

The following table presents certain information relating to the primary competition for the Clusters Property:

Competitive Set(1)
	Brighton Court	Northridge Court	Park at Caldera	Polo Park	The Dakota	Trinity Place
Location	Midland, TX	Midland, TX	Midland, TX	Midland, TX	Midland, TX	Midland, TX
Year Built	1983	1982	1981	1981	1981	1982
Occupancy	95%	98%	99%	97%	99%	95%
Number of Units	60	384	204	184	320	216
Avg. Rent Per Unit	$2,047	$1,241	$1,194	$1,309	$1,176	$1,295

(1)	Source: Appraisal

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The Borrower.  The borrower, Clusters Property LLC, is a single purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Clusters Loan. The Borrower Sponsor and the nonrecourse carve-out guarantors on a joint and several basis are Wayne A. Vandenburg, David L. Vandenburg and Sheila M. Vandenburg.

Wayne A. Vandenburg and David L. Vandenburg serve as a Co-Chief Executive Officer and the Chief Investment Officer, respectively, of TVO Groupe.  TVO Groupe is an international real estate investment and property services group that provides a platform to service partners, investors and clients in North America and Europe.  TVO Groupe and its affiliates are engaged in property investment, development, asset management, property & facility management, construction management, energy management and investment management.  First established as a real estate principal in 1983 by brothers Wayne and Russell Vandenburg, TVO Groupe has grown to own, develop and/or manage approximately 400 properties over its history, including over 50,000 multi-family residential and condominium units, as well as millions of SF of retail, office, hospitality, industrial and specialty healthcare properties over the last 30 years.  During this period, TVO Groupe has acquired, developed and managed over $4.0 billion in real estate assets and investor’s capital.  TVO Groupe has owned five multifamily properties totaling 1,248 units within the Midland-Odessa market over the last thirty years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

■
Escrows. On the origination date, the borrower funded aggregate reserves of $1,396,565 with respect to the Clusters Loan comprised of (i) $327,989 for real estate taxes, (ii) $3,575 for insurance expenses and (iii) $1,065,000 for capital improvement reserves, which is 100.0% of the expected cost of the borrower’s budgeted capital improvements.

On each due date, the borrower is required to fund the following reserves with respect to the Clusters Loan: (i) a real estate tax reserve in the amount of one-twelfth of the annual taxes during the following twelve months, which currently equates to $36,443, (ii) an insurance reserve in the amount of one-twelfth of the annual insurance premiums during the following twelve months, which currently equates to $1,788 and (iii) a replacement reserve in an amount equal to $8,800 ($300 per unit annually).

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Lockbox and Cash Management.  The Clusters Loan is structured with a soft lockbox and springing cash management. The loan documents require that all rents received by the borrower or the property manager be deposited into the lender-controlled lockbox account by the end of the first business day after receipt.  On each business day, so long as no event of default or Clusters Cash Management Period is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower.  On each business day during the continuance of an event of default under the Clusters Loan or a Clusters Cash Management Period, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account.  During the continuance of an event of default under the Clusters Loan, the lender is entitled to apply all funds on deposit in the cash management account to amounts payable under the Clusters Loan in such order of priority as set forth in the Clusters Loan agreement.

A “Clusters Cash Management Period” means the period (A) commencing upon (i) the occurrence of an event of default under the Clusters Loan documents, (ii) any bankruptcy action of borrower, guarantor, or manager has occurred, (iii) a Holdco Change of Control has occurred, (iv) the failure by the borrower, after the end of two calendar quarters, to maintain a debt service coverage ratio of at least 1.25x and (B) expiring upon (i) the Clusters Loan and all other obligations under the Clusters Loan documents having been repaid in full, (ii) a full defeasance event of the Clusters Loan or (iii) for two consecutive quarters since the commencement of a Clusters Cash Management Period, (x) no event of default has occurred, (y) no event that would trigger another Clusters Cash Management Period has occurred and (z) the debt service coverage ratio has been greater than or equal to 1.30x.  Additionally, an excess cash flow sweep will commence upon clauses (A)(i), A(ii) and (A)(iii) above.

A “Holdco Change of Control” means the Preferred Equity Holder’s assumption of control of The Clusters, LLC in accordance with The Clusters, LLC operating agreement.  The borrower, Clusters Property LLC, is wholly owned by The Clusters, LLC.

■
Property Management.  The Clusters Property is currently managed by TVO Management Services, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, The Clusters Property may be managed by TVO Management Services, LLC or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received. Following an event of default under the Clusters Loan, a foreclosure, a conveyance in lieu of foreclosure or an acceleration of the Clusters Loan, a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) or the filing of a bankruptcy petition by the property manager or a similar event or if 50% or more of the direct or indirect ownership interest in the property manager has changed, or control has changed, the lender has the right to terminate, or require the borrower to terminate, the property manager and engage a replacement property manager. Pursuant to a subordination of the management agreement, following a foreclosure on the Clusters Property, the property manager has agreed to recognize the lender as the “owner” under the management agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE CLUSTERS

■
Preferred Equity.  In connection with the origination of the Clusters Loan, RB Commercial Mortgage LLC (the ”Preferred Equity Holder”) contributed $3,500,000 of preferred equity (the “Clusters Preferred Equity Investment”) as a non-managing member of Clusters Property LLC, an entity that wholly owns the borrower, The Clusters LLC.  The Clusters Preferred Equity Investment is required to be redeemed on the earlier to occur of (i) one business day after the date upon which the Clusters Loan is fully repaid or defeased, (ii) the date on which the Clusters Property is sold or (iii) the earlier of (a) the maturation of the Clusters Loan and (b) August 1, 2024.  At any time the Clusters Preferred Equity Investment is redeemed, the Preferred Equity Holder is entitled to an amount equal to (i) the unpaid portion of the Clusters Preferred Equity Investment, (ii) any additional amount required to assure that the Preferred Equity Holder receives a return on the Clusters Preferred Equity Investment over the term of the Clusters Preferred Equity Investment equal to at least 140% of the Clusters Preferred Equity Investment, and (iii) any other amounts then owed to the Preferred Equity Holder.  The Preferred Equity Holder is entitled to a monthly minimum distribution of $35,000 ($420,000 per year) and accrues interest at a rate of 12.00000% per annum.

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Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the Clusters Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Clusters Property, plus 12 months of business interruption coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HAMPTON INN & SUITES - YONKERS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

CARTIFACT
Hampton Inn & Suites - Yonkers
160 Corporate Drive
Yonkers, NY 10701
Elmsford
White Plains
Ardsley
Dobbs Ferry
Hastings-on
-Hudson
Hudson River
Scarsdale
Yonkers
Tuckahoe
Bronxville
New
Rochelle
Larchmont
Mt Vernon
Pelham
Riverdale
Long Island
Sound
New York
Newark
Manhattan
Queens
Brooklyn
Bronx
Cross County
Shopping
Center
Yonkers
Raceway
St John's
Riverside
Hospital
St Joseph's
Medical Center
Vernon Hills
Shopping Center
White
Plains Mall
Westchester
Mall
Galleria At
White Plains
Ferncliff
Cemetery
Cross Westchester Expy
Hutchinson River Pkwy
New England Thruway
Sprainbrook Pkwy
Bronx River Pkwy

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Yonkers, New York	Cut-off Date Principal Balance		$25,750,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$171,666.67
Size (Rooms)	150	Percentage of Initial Pool Balance		2.4%
Total TTM Occupancy as of 6/30/2014	91.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2014	91.0%	Type of Security(2)		Fee Simple
Year Built / Latest Renovation	2009 / NAP	Mortgage Rate		4.80000%
Appraised Value	$36,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$7,674,422	Original Interest-Only Period (Months)		NAP
Underwritten Expenses	$4,689,887
Underwritten Net Operating Income (NOI)	$2,984,535	Escrows
Underwritten Net Cash Flow (NCF)	$2,677,558		Upfront	Monthly
Cut-off Date LTV Ratio	71.5%	Taxes	$89,705	$8,155
Maturity Date LTV Ratio(1)	55.2%	Insurance	$57,657	$4,805
DSCR Based on Underwritten NOI / NCF	1.84x / 1.65x	FF&E(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.4%	Other(4)	$6,438	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,750,000	99.8%	Loan Payoff	$16,567,924	64.2%
Other Sources	50,000	0.2	Principal Equity Distribution	8,697,541	33.7
			Closing Costs	380,735	1.5
			Reserves	153,800	0.6
Total Sources	$25,800,000	100.0%	Total Uses	$25,800,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $38,100,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $36,000,000, is 58.4%.

(2)
The borrower owns the fee and a subleasehold interest in the Hampton Inn & Suites – Yonkers Property.  The Hampton Inn & Suites – Yonkers Property.is leased to the City of Yonkers Industrial Development Agency (the “IDA”).  The lender received a mortgage on the fee and the subleasehold interests from the borrower and on the leasehold interest from the IDA. See “—Industrial Development Lease” below.

(3)	The FF&E reserve monthly deposit is an amount equal to 4% of the gross room revenue for the property for the preceding month. See “—Escrows” below.
(4)	Other reserve represents an upfront deferred maintenance reserve of $6,438.

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The Mortgage Loan.  The mortgage loan (the “Hampton Inn & Suites – Yonkers Loan”) is evidenced by a note in the original principal amount of $25,750,000 and is secured by a first mortgage encumbering a 150-room hotel located in Yonkers, New York (the “Hampton Inn & Suites – Yonkers Property”).  The Hampton Inn & Suites – Yonkers Loan was originated by Citigroup Global Markets Realty Corp. on August 8, 2014 and represents approximately 2.4% of the Initial Pool Balance.  The note evidencing the Hampton Inn & Suites – Yonkers Loan has an outstanding principal balance as of the Cut-off Date of $25,750,000 and an interest rate of 4.80000% per annum.  The proceeds of the Hampton Inn & Suites – Yonkers Loan were primarily used to refinance existing indebtedness at the Hampton Inn & Suites – Yonkers Property.

The Hampton Inn & Suites – Yonkers Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hampton Inn & Suites – Yonkers Loan is the due date in September 2024.  At any time after the second anniversary of the securitization Closing Date, the Hampton Inn & Suites – Yonkers Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents. Voluntary prepayment of the Hampton Inn & Suites – Yonkers Loan is permitted on or after the due date occurring in June 2024 without payment of any prepayment premium.

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The Mortgaged Property.  The Hampton Inn & Suites – Yonkers Property is a 150-room, limited-service hotel located in Yonkers which is part of Westchester County, New York. The hotel is operated as a Hampton Inn & Suites pursuant to a franchise agreement that expires in 2028. The Hampton Inn & Suites – Yonkers Property was constructed in 2009 and offers a variety of amenities including an indoor pool, fitness center, bar, laundry, business center and two function rooms that can accommodate approximately 130 guests in total.  All rooms at the Hampton Inn & Suites – Yonkers Property feature wireless, high-speed internet access.  Additionally, the suites at the Hampton Inn & Suites – Yonkers Property include kitchen areas with sinks, microwaves and refrigerators.  The Hampton Inn & Suites – Yonkers Property is located within the South Westchester Executive Park.  The Hampton Inn & Suites – Yonkers Property is in close proximity to New York City and approximately 20 miles north of LaGuardia Airport, 20 miles southwest of Westchester County Airport and within a short driving distance of Greystone Train Station which provides train service to Manhattan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

The following table presents certain information relating to the year-to-date May 2014 demand analysis with respect to the Hampton Inn & Suites – Yonkers Property based on market segmentation, as provided in the appraisal for the Hampton Inn & Suites – Yonkers Property:

Year-to-Date May 2014 Accommodated Room Night Demand(1)
Property	Corporate	Individual
Hampton Inn & Suites - Yonkers	50.0%	50.0%

(1)	As provided by the borrower.

The following table presents certain information relating to the TTM June 30, 2014 penetration rates relating to the Hampton Inn & Suites – Yonkers Property and various market segments, as provided in the June 2014 travel research report for the Hampton Inn & Suites – Yonkers Property:

TTM June 30, 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hampton Inn & Suites - Yonkers	117.7%	114.4%	134.6%

(1)	Source: June 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn & Suites – Yonkers Property:

Hampton Inn & Suites - Yonkers(1)
	2012	2013	TTM 6/30/2014
Occupancy	84.4%	88.3%	91.0%
ADR	$133.05	$140.65	$149.38
RevPAR	$112.36	$124.17	$135.87

(1)	Source: June 2014 travel research report.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hampton Inn & Suites – Yonkers Property:

Cash Flow Analysis

	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Room
Room Revenue	$6,612,793	$7,165,147	$7,439,150	$7,438,883	$49,593
Food & Beverage Revenue(1)	181,973	180,634	172,147	166,325	1,109
Other Revenue	54,709	65,898	70,102	69,214	461
Total Revenue	$6,849,475	$7,411,679	$7,681,399	$7,674,422	$51,163

Room Expense	$1,442,166	$1,551,227	$1,543,037	$1,563,266	$10,422
Food & Beverage Expense	96,992	123,556	107,482	106,530	710
Other Expense	58,293	64,599	63,523	62,928	420
Total Departmental Expense	$1,597,451	$1,739,382	$1,714,042	$1,732,723	$11,551
Total Undistributed Expense	2,285,302	2,542,551	2,644,287	2,649,939	17,666
Total Fixed Charges	153,500	152,820	154,254	307,224	2,048
Total Operating Expenses	$4,036,253	$4,434,753	$4,512,583	$4,689,887	$31,266

Net Operating Income	$2,813,222	$2,976,926	$3,168,816	$2,984,535	$19,897
FF&E	273,979	296,467	307,256	306,977	2,047
Net Cash Flow	$2,539,243	$2,680,459	$2,861,560	$2,677,558	$17,850

(1)
Food & Beverage Revenue includes revenue received by an affiliated property manager from the operation of a lobby bar/restaurant located at the Hampton Inn & Suites – Yonkers Property (the “Beverage Revenue”).  The lobby bar/restaurant is leased by the borrower to the affiliated property manager for a fixed rental of approximately $150 per month, although the Beverage Revenue is not collateral for the Hampton Inn & Suites – Yonkers Loan, it is required under the loan documents to be transferred into a lender controlled lockbox account following the occurrence of a Lockbox Trigger Event, and is included in the borrower’s books and records and other financial statements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

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Appraisal.  According to the appraisal, the Hampton Inn & Suites – Yonkers had an “as-is” appraised value of $36,000,000 as of May 22, 2014 and is expected to have an “as stabilized” appraised value of $38,100,000 as of June 1, 2017.

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Environmental Matters.  According to the Phase I environmental report, dated June 4, 2014, there are no recognized environmental conditions or recommendations for further action at the Hampton Inn & Suites – Yonkers Property.

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Market Overview and Competition.  The Hampton Inn & Suites – Yonkers Property is located in Yonkers, New York which is part of Westchester County and the New York-Newark-Bridgeport combined statistical area.  As of year-end 2013, the resident population of Westchester County was approximately 970,000, with a per-capita income of approximately $70,000.  Based on the appraisal, the Hampton Inn & Suites – Yonkers Property is in proximity to Yonkers’ corporate employment concentration and tourist destinations.  Tourism in Westchester County is supported by an array of entertainment and recreational facilities which include 35 historic sites, 37 nature and science parks and multiple theaters and performing arts centers.  In addition, golf courses and major shopping centers are some of the other attractions that draw visitors from other parts of New York and the New England and Mid-Atlantic regions.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn & Suites – Yonkers Property and its competitive set, as provided in a market report for the Hampton Inn & Suites – Yonkers Property:

Historical Statistics(1)
	Hampton Inn & Suites - Yonkers			Competitive Set			Penetration
	2012	2013	TTM 6/30/2014	2012	2013	TTM 6/30/2014	2012	2013	TTM 6/30/2014
Occupancy(2)	84.4%	88.3%	91.2%	71.2%	73.3%	77.5%	118.6%	120.4%	117.7%
ADR	$133.05	$140.65	$148.89	$121.16	$126.77	$130.17	109.8%	111.0%	114.4%
RevPAR	$112.36	$124.17	$135.78	$86.28	$92.98	$100.89	130.2%	133.5%	134.6%

(1)	Source: June 2014 travel research report.
(2)	As provided by the borrower and reflects average occupancy for the specified year unless otherwise indicated.

Hampton Inn & Suites - Yonkers Property Competitive Set(1)
Property	Number of Rooms	Year Opened
Hampton Inn & Suites - Yonkers	150	2009
Ramada Yonkers	103	1962
Hampton Inn White Plains Tarrytown	156	1957
La Quinta Inns & Suites White Plains Elmsford	101	1975
Courtyard Tarrytown Greenburgh	139	1988
Comfort Inn & Suites Hawthorne	85	2000
Springhill Suites Tarrytown Greenburgh	145	2004
Residence Inn Yonkers Westchester County	144	2009
Total	1,023

(1)	Source: June 2014 travel research report.

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The Borrower.  The borrower is FSG Yonkers Hotel LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Inn & Suites - Yonkers Loan.  The non-recourse carve-out guarantors are Jay Furman and Mark Stebbins.  Jay Furman is the president of RD Management LLC which is a privately held real estate development and management firm based in New York, New York.  Mark Stebbins serves as the CFO of Colwen Management, Inc. which is a hospitality management firm based in Portsmouth, New Hampshire.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

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Escrows. On the origination date, the borrower funded aggregate reserves of $153,800 with respect to the Hampton Inn & Suites – Yonkers Property, comprised of: (i) $89,705 in respect of certain real estate tax expenses; (ii) $57,657 for certain insurance expenses; and (iii) $6,438 into a deferred maintenance reserve.

On each due date, the borrower is required to fund: (i) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, and (iii) a reserve for furniture, fixtures and equipment in an amount equal to the greater of (a) 4% of the gross room revenue for the Hampton Inn & Suites – Yonkers Property for the preceding month as reasonably determined by the lender and (b) the amount required by the franchisor under the franchise agreement.  No property improvement plan (“PIP”) was required under the franchise agreement at origination. In the event that at any time following origination the lender determines that a PIP is required by the franchisor, the borrower will be required to deposit an amount equal to 125% of the costs of the related PIP work (as estimated by the lender in its reasonable discretion) (i) in the case of any existing or renewal franchise agreement, prior to the effective date on which the PIP is imposed and (ii) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered. Additionally, if, at any time, the lender determines that amounts on deposit in the PIP reserve account will be insufficient as a result of any additional PIP work or any “refresh” of any work that is required by the franchisor, except with respect to any items constituting duplicative FF&E, the borrower shall make a true up payment with respect to any insufficiency into the PIP reserve account.

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Lockbox and Cash Management.  The Hampton Inn & Suites – Yonkers Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Lockbox Trigger Event, the borrower is required to establish a lender-controlled lockbox account.  Upon the establishment of such lender-controlled lockbox account and thereafter, the borrower is required to cause all revenue derived from the Hampton Inn & Suites – Yonkers Property to be directly deposited into the lockbox account, and the funds in the lockbox account are required to be swept on a daily basis to or at the direction of the borrower unless a Hampton Inn & Suites – Yonkers Trigger Period exists, in which case funds are to be transferred on each business day to a lender-controlled cash management account (which cash management account is also to be established and thereafter maintained by the lender on borrower’s behalf upon the first occurrence of a Hampton Inn & Suites – Yonkers Trigger Period).  On each due date, the loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly reserves for operating expenses (for so long as a Hampton Inn & Suites – Yonkers Trigger Period exists), real estate taxes, insurance premiums, replacement reserves, and other amounts due and owing to the lender and/or servicer pursuant to the terms of the loan documents, (i) for so long as a Hampton Inn & Suites – Yonkers Trigger Period exists, be held by the lender as additional collateral for the Hampton Inn & Suites – Yonkers Loan, and (ii) for so long as no Hampton Inn & Suites – Yonkers Trigger Period exists, be disbursed to the borrower.  During the continuance of an event of default under the Hampton Inn & Suites – Yonkers Loan, the lender may apply any funds in Hampton Inn & Suites - Yonkers Cash Management Account to amounts payable under the Hampton Inn & Suites – Yonkers Loan and/or toward the payment of expenses of the Hampton Inn & Suites – Yonkers Property, in such order of priority as the lender may determine.

A “Hampton Inn & Suites – Yonkers Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.25x; and (iii) the occurrence of a Hampton Inn & Suites – Yonkers Franchise Agreement Trigger Period; and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default; (y) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters; and (z) in the case of clause (iii) above, a Hampton Inn & Suites – Yonkers Franchise Agreement Trigger Period ceasing to exist in accordance with the terms of the loan agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

A “Hampton Inn & Suites – Yonkers Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of (i) the franchisor giving written notice of a material default under the franchise agreement that could give rise to termination of the franchise agreement in accordance with the franchise agreement or the loan documents (as reasonably determined by the lender), (ii) the borrower giving notice that it is terminating the franchise agreement in violation of the terms of the loan agreement, (iii) any termination or cancellation of the franchise agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of franchisor) and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect and (B) terminating upon the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable franchisor (1) if the franchise agreement sets forth the form of estoppel certificate, on the form of estoppel certificate provided in the franchise agreement or (2) in form and substance reasonably acceptable to the lender) of (1) (a) the satisfaction of the cure conditions set forth in the loan agreement or (b) the branding, “flagging” and operation of the Hampton Inn & Suites – Yonkers Property pursuant to a replacement qualified franchise agreement entered into in accordance with the terms of the loan agreement and the other loan documents (the qualified franchise agreement shall be in full force and effect with no defaults), and delivery to the lender of a comfort letter in form and substance reasonably acceptable to the lender and (2) to the extent a PIP is required in connection with the foregoing, the deposit of the corresponding PIP deposit into the PIP reserve account in accordance the loan agreement.

A “Lockbox Trigger Event” means the earliest of (i) the first occurrence of a Hampton Inn & Suites – Yonkers Trigger Period, (ii) the debt service coverage ratio being less than 1.35x and (iii) the bankruptcy of the property manager.

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Property Management.  The Hampton Inn & Suites - Yonkers Property is currently managed by Colwen Management, Inc., an affiliate of the borrower.  Under the loan documents, Colwen Management, Inc. cannot be replaced as manager of the Hampton Inn & Suites – Yonkers Property by the borrower, except with a management company meeting certain criteria specified in the loan documents, including delivery to lender of a Rating Agency Confirmation.  The lender may replace (or require borrower to replace) Colwen Management, Inc. as manager if there is a material default by Colwen Management, Inc. under the management agreement, if Colwen Management, Inc. files a bankruptcy petition or a similar event occurs, or if an event of default exists under the Hampton Inn & Suites – Yonkers Loan. Any change to the property manager is subject to the prior approval of the franchisor.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hampton Inn & Suites – Yonkers Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses (on an actual loss sustained basis) from the Hampton Inn & Suites – Yonkers Property for a period continuing from the time of loss for a recovery period not to exceed eighteen (18) months.  The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000.  However, in the event the Terrorism Risk Insurance Act of November 26, 2002, as amended (TRIA) and/or the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended (TRIPRA) is not renewed or extended (or replaced by a comparable statute) at any time during the term of the Hampton Inn & Suites - Yonkers Loan, and terrorism insurance coverage is then subject to rating and availability on the open market, for each subsequent policy term, borrower is required to maintain terrorism insurance coverage at a cost not to exceed 200% of all insurance premiums for all insurance coverages required pursuant to the loan documents (exclusive of earthquake and flood insurance if then required). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES - YONKERS

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Industrial Development Lease.  The Hampton Inn & Suites – Yonkers Property is subject to an Industrial Development Agency lease which commenced on February 1, 2008 and terminates on December 31, 2019. Pursuant to such lease, the borrower leased the Hampton Inn & Suites – Yonkers Property to the City of Yonkers Industrial Development Agency (the “IDA”) and the IDA leased the Hampton Inn & Suites – Yonkers Property back to the borrower.  In connection with such lease, the borrower and the IDA also entered into a payment in lieu of taxes agreement (a “PILOT” agreement).  The tax benefit to the borrower pursuant to the PILOT agreement and IDA lease decreases as the expiration of the lease approaches.  To secure the Hampton Inn & Suites – Yonkers Loan, the borrower granted a mortgage in favor of the lender on its fee and subleasehold interests in the Hampton Inn & Suites – Yonkers Property. The IDA granted an accommodation mortgage in favor of the lender on its leasehold interest in the Hampton Inn & Suites – Yonkers Property.  The PILOT agreement is secured by a mortgage that is subordinate to the Hampton Inn & Suites – Yonkers Loan except that the IDA’s right to receive due and delinquent PILOT payments of up to $750,000 is superior to the Lender’s right to receive payments under the Hampton Inn & Suites – Yonkers Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

Villa Encanto
4315 East Thunderbird Road
Phoenix, AZ 85032
Sun City West
Peoria
Glendale
Phoenix
Scottsdale
Fountain Hills
Paradise Valley
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Ahwatukee
Chandler
Sun Lakes
DESERT PEAK
National Memorial Cemetery-Arizona
DESERT RIDGE
Desert Ridge Marketplace
CANYON HEIGHTS
E PINNACLE PEAK RD
Mayo Clinic Hospital
Paradise Valley Community College
E BELL RD
Turf Paradise Race Track
MOON VALLEY
Crackerjax Family Fun & Sports Park
SCOTTSDALE AIRPORT
E GREENWAY RD
Paradise Valley Mall
Scottsdale
DESERT SHADOWS
Cobblestone Plaza
E SHEA BLVD
POINTE TAPATIO
Metrocenter
BLACK CANYON FWY
PIESTEWA FWY
Paradise Valley
MCCORMICK RANCH
Salt River Fields at Talking Stick
Pavilions at Talking Stick
SALT RIVER PIMA-MARICOPA INDIAN RESERVATION
E NORTHERN AVE
Phoenix
E GLENDALE RD
HANDELL VILLA
E LINCOLN DR
Chinatown Spectrum Mall
Biltmore Fashion Park
Scottsdale Community College
E CAMELBACK RD
Camelback Esplanade
Scottsdale Fashion Square
OLD TOWN SCOTTSDALE
Scottsdale Stadium
Park Central
E THOMAS RD
CORONADO
Arcadia Crossing Shopping Center
Arizona State Fairgrounds
E MCDOWELL RD
Casino Arizona
DOWNTOWN PHOENIX
Arizona State Hospital
US Airways Center
Chase Field
Phoenix Greyhound Park
Phoenix Municipal Stadium
Big Surf
SKY HARBOR INT'L AIRPORT
Tempe Marketplace
Mesa Riverview
Hohokam Stadium
Sun Devil Stadium
Arizona State University
Tempe
Mesa
Main Street Marketplace
Broadway Center
Tri City Pavilions
SOUTH PHOENIX
Tempe Diablo Stadium
E SOUTHERN AVE
Mesa Fiesta CC Mall
Arizona Mills
E BASELINE RD
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Phoenix, Arizona	Cut-off Date Principal Balance	$25,700,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$66,753.25
Size (Units)	385	Percentage of Initial Pool Balance	2.4%
Total Occupancy as of 8/11/2014	93.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/11/2014	93.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1983, 1985 / NAP	Mortgage Rate	4.52500%
Appraised Value	$34,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$3,418,279
Underwritten Expenses	$1,294,664	Escrows
Underwritten Net Operating Income (NOI)	$2,123,615	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,984,245	Taxes	$96,613	$19,323
Cut-off Date LTV Ratio	74.1%	Insurance	$0	$0
Maturity Date LTV Ratio	67.8%	Replacement Reserves	$0	$11,614
DSCR Based on Underwritten NOI / NCF	1.36x / 1.27x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.3% / 7.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,700,000	74.0%	Purchase Price	$34,265,000	98.7%
Principal’s New Cash Contribution	9,024,523	26.0	Closing Costs	362,910	1.0
Reserves	96,613	0.3

Total Sources	$34,724,523	100.0%	Total Uses	$34,724,523	100.0%

■
The Mortgage Loan.  The mortgage loan (the “Villa Encanto Loan”) is evidenced by a note in the original principal amount of $25,700,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interests in a multifamily property located in Phoenix, Arizona (the “Villa Encanto Property”). The Villa Encanto Loan was originated by GS Commercial Real Estate LP and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date.  The Villa Encanto Loan was originated on August 14, 2014 and represents approximately 2.4% of the Initial Pool Balance.  The note evidencing the Villa Encanto Loan has an outstanding principal balance as of the Cut-off Date of $25,700,000 and has an interest rate of 4.52500% per annum.  The borrowers utilized the proceeds of the Villa Encanto Loan to acquire the Villa Encanto Property.

The Villa Encanto Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The Villa Encanto Loan requires payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2024.  Voluntary prepayment of the Villa Encanto Loan is permitted on or after the due date in June 2024 without payment of any prepayment premium.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Villa Encanto Property is a 385-unit multifamily apartment community located in Phoenix, Arizona. The Villa Encanto Property was built in two phases during 1983 and 1985.  The Villa Encanto Property is a gated property situated on 14.6 acres consisting of 26 buildings, that features amenities including a one-story clubhouse/leasing office, four community pools, two spas, a fitness center, barbeque and picnic areas, and an in-unit washer & dryer. The Villa Encanto Property offers studio, 1, 2 and 3 bedroom floor plans with private patios/balconies. As of August 11, 2014, the Total Occupancy and Owned Occupancy were both 93.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

The following table presents certain information relating to the units and rent at the Villa Encanto Property:

Unit Type	# of Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit(1)	Underwritten Monthly Rent	Underwritten Annual Rent
1 bed / 1 bath (studio)	1	400	$550	$358	$358	$4,291
1 bed / 1 bath (studio)	1	635	$550	$568	$568	6,812
1 bed / 1 bath (studio)	1	820	$625	$733	$733	8,797
1 bed / 1 bath (studio)	6	448	$675	$401	$401	28,837
1 bed / 1 bath	32	604	$620	$540	$540	207,350
1 bed / 1 bath	45	745	$650	$666	$666	359,559
1 bed / 1 bath	48	560	$670	$501	$501	288,368
1 bed / 1 bath	48	683	$690	$611	$611	351,899
2 bed / 1 bath	40	818	$745	$731	$731	351,020
2 bed / 2 bath	44	971	$785	$868	$868	458,342
2 bed / 2 bath	47	967	$830	$864	$864	487,576
2 bed / 2 bath	48	994	$895	$889	$889	511,853
3 bed / 2 bath	24	1,081	$1,000	$966	$966	278,327
Total / Wtd. Avg.	385	809	$751	$724	$724	$3,343,032

(1)	As provided by the borrowers per the August 11, 2014 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Villa Encanto Property:

Historical Leased %(1)
2011(2)	2012	2013	TTM 6/30/2014
95.5%	93.0%	92.0%	93.0%

(1)	As provided by the borrowers and represents average occupancy as of December 31, for the indicated year unless specified otherwise.
(2)	For 2011, data was only provided for October to December.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Villa Encanto Property:

Cash Flow Analysis(1)
	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Unit
Base Rent	$3,175,860	$3,242,767	$3,282,930	$3,098,682	$8,049
Gross Up Vacancy	0	0	0	244,350	635
Goss Potential Rent	$3,175,860	$3,242,767	$3,282,930	$3,343,032	$8,683
Vacancy, Credit Loss and Concessions	(283,023)	(313,850)	(323,017)	(281,017)	(730)
Non-Revenue Units	(3,814)	(4,229)	(5,335)	(5,716)	(15)
Total Rent Revenue	$2,889,024	$2,924,689	$2,954,578	$3,056,299	$7,938
Other Revenue(2)	365,243	367,613	361,980	361,980	940
Effective Gross Income	$3,254,267	$3,292,302	$3,316,558	$3,418,279	$8,879

Total Operating Expenses	$1,280,429	$1,293,945	$1,290,209	$1,294,664	$3,363

Net Operating Income	$1,973,838	$1,998,356	$2,026,349	$2,123,615	$5,516
Replacement Reserves	0	0	0	139,370	362
Net Cash Flow	$1,973,838	$1,998,356	$2,026,349	$1,984,245	$5,154

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes utilities, application fees, transfer fees, damages/cleaning fees, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

■	Appraisal. According to the appraisal, the Villa Encanto Property had an “as-is” appraised value of $34,700,000 as of June 18, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated June 24, 2014, there are no recognized environmental conditions or recommendations for further action at the Villa Encanto Property.

■
Market Overview and Competition.  The Villa Encanto Property is located in the city of Phoenix, Maricopa County, Arizona. The Villa Encanto Property is located in northern Phoenix and is proximate to SR – 51 and Loop 101.  Access to the Villa Encanto Property is provided by Thunderbird road, which connects directly to SR-51 and Loop 101, providing access to the surrounding Phoenix markets. The Maricopa County metropolitan statistical area unemployment rate as of 2013 was 6.8%, down from the 7.3% level reported as of 2012 and the 8.5% value in 2011.  The Villa Encanto Property is close to neighborhood and regional shopping with the Paradise Valley Mall and over 972,000 SF of additional retail space within approximately one mile of the property.  The Villa Encanto Property is located approximately two miles northwest of the Paradise Valley Hospital and is within walking distance to Sweetwater Park.

The following table presents certain information relating to the primary competition for the Villa Encanto Property:

Competitive Set(1)
	Bella Sera	The Edge Apartments	The Enclave – Paradise Valley	Greenspoint	The Palisades	Sierra Ranch
City	Phoenix	Phoenix	Phoenix	Phoenix	Phoenix	Phoenix
Occupancy	95%	93%	96%	91%	94%	91%

(1)	Source: Appraisal.

■
The Borrowers. The borrowers are Stonebridge at Paradise Valley I LLC and Stonebridge at Paradise Valley II LLC as tenants-in-common.  Each borrower is a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Villa Encanto Loan.  Jonathan Lampitt, an indirect owner of the borrowers, is the non-recourse carveout guarantor under the Villa Encanto Loan.

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $96,613 in respect of taxes.  On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, unless, in the case of insurance payments, the borrowers provide evidence that applicable blanket policies permitted under the loan documents are in effect, and (ii) a capital expenditure reserve in the amount of $11,614.

■
Lockbox and Cash Management.  None. The borrowers are required to maintain an operating account into which all revenues related to the Villa Encanto Property are required to be deposited and from which all payments related to the Villa Encanto Property are required to be made by the end of the first business day following receipt. The borrowers are required to deliver to the lender each month the monthly bank statement related to the operating account. Upon the occurrence and continuance of a Villa Encanto Trigger Period or an event of default under the Villa Encanto Loan, the borrower will be required to deposit all excess cash flow into an excess cash flow reserve account.  Provided that no event of default under the Villa Encanto Loan is then continuing, the lender will release to the operating account all amounts then contained in the excess cash flow reserve account on the first due date after the borrower delivers to the lender evidence reasonably satisfactory to the lender that no Villa Encanto Trigger Period is then continuing.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VILLA ENCANTO

A “Villa Encanto Trigger Period” means the period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio for the Villa Encanto Loan (as calculated pursuant to the loan documents) is less than 1.10x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.15x or (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (i) above has commenced and is continuous.

■
Property Management.  The Villa Encanto Property is managed by CVG Properties, Inc. pursuant to a management agreement.  Under the loan documents, the Villa Encanto Property must remain managed by CVG Properties, Inc. or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Villa Encanto Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), or if a property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrowers to replace such property manager with a property manager selected by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Villa Encanto Property (plus 18 months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Villa Encanto Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Villa Encanto Property are separately allocated to the Villa Encanto Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

TOWERS
$19.95

Kroger

McALISTER'S
DOLLAR TREE

CHIPOTLE
CHIPOTLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

CARTIFACT.
Salem
Roanoke
DOWNTOWN ROANOKE
Vinton
ROANOKE REGIONAL/ WOODRUM FIELD
Valley View Mall
Roanoke College
James I Moyer Sports Complex
Hollins University
Towers Shopping Center
2121 Colonial Avenue Southwest
Roanoke, VA 24015
Tanglewood Mall
BRAMBLETON AVE
COLONIAL AVE
SHENANDOAH AVE NW
SALEM TPKE NW
E WASHINGTON AVE
BLUE RIDGE PKY
81
581
220
11
460
117
311
419
24
634
116
605
221
Washington, DC
VIRGINIA
Richmond
Norfolk
Roanoke

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Roanoke, Virginia	Cut-off Date Principal Balance		$24,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$82.09
Size (SF)	292,350	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 5/29/2014	87.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/29/2014	87.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1960-1990 / 2013	Mortgage Rate		4.10900%
Appraised Value	$40,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$4,230,348
Underwritten Expenses	$1,435,452	Escrows
Underwritten Net Operating Income (NOI)	$2,794,897		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,552,319	Taxes	$78,621	$19,655
Cut-off Date LTV Ratio	59.7%	Insurance	$0	$0
Maturity Date LTV Ratio	59.7%	Replacement Reserve	$0	$4,873
DSCR Based on Underwritten NOI / NCF(1)	2.80x / 2.55x	TI/LC	$0	$15,342
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.6%	Other(2)	$2,022,314	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,000,000	100.0%	Loan Payoff	$13,009,484	54.2%
			Principal Equity Distribution	8,486,990	35.4
			Reserves	2,100,935	8.8
			Closing Costs	402,591	1.7
Total Sources	$24,000,000	100.0%	Total Uses	$24,000,000	100.0%

(1)
Based on interest only debt service payments. Based on 30-year amortizing equivalent debt service payments, the DSCR based on Underwritten NOI and DSCR based on Underwritten NCF are 2.01x and 1.83x respectively.

(2)
Other reserves represent $1,285,314 for outstanding tenant improvements and leasing commissions and free rent associated with nine recently executed leases at the Towers Shopping Center Property, $737,000 for deferred maintenance, which is 110.0% of the expected cost of the required repairs determined in the engineering report. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Towers Shopping Center Loan”) is evidenced by a note in the original principal amount of $24,000,000 and is secured by a first mortgage encumbering a grocery anchored center located in Roanoke, Virginia known as Towers Shopping Center (the “Towers Shopping Center Property”). The Towers Shopping Center Loan was originated by CCRE on June 20, 2014. The Towers Shopping Center Loan represents approximately 2.2% of the Initial Pool Balance. The note evidencing the Towers Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $24,000,000 and has an interest rate of 4.10900% per annum. The borrower utilized the proceeds of the Towers Shopping Center Loan to refinance existing debt, return equity to the Borrower Sponsor, pay closing costs and fund reserves.

The Towers Shopping Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date.  The Towers Shopping Center Loan requires interest only payments for the term of the loan. The Towers Shopping Center Loan scheduled maturity date is the due date in July 2024. Voluntary prepayment of the Towers Shopping Center Loan is permitted on or after April 6, 2024 without payment of any prepayment premium. Defeasance with direct non-callable obligations of the United States of America is permitted at any time on or after October 6, 2016.

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The Mortgaged Property. The Towers Shopping Center Property is a 292,350 SF grocery anchored center located in Roanoke, Virginia. The Towers Shopping Center Property was constructed in 1960 and 1990. From 2011 to 2013, the borrower invested approximately $770,000 into the Towers Shopping Center Property.  The Towers Shopping Center Property is anchored by Kroger and The Fresh Market and contains the following junior anchors: Jo-Ann Fabrics, Planet Fitness, Petco and Tuesday Morning. The Towers Shopping Center Property is located in the Roanoke MSA at the intersection of Colonial and Brandon Avenues, within close proximity to U.S. Highway 220 and Interstate Highway 81. The Towers Shopping Center Property is located less than three miles southwest of the Roanoke central business district (“CBD”) and five miles south of the Roanoke-Blacksburg Regional Airport.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

As of May 29, 2014, the Towers Shopping Center Property was 87.9% occupied. The largest tenant, Kroger has been in occupancy at the Towers Shopping Center Property since 1960. Since July 2009, Kroger sales have averaged $685 per SF with current sales of $744 per SF, 50.3% above the current national same-store average as of fiscal year end 2013 of $495 per SF. Since July 2009, The Fresh Market sales have averaged $584 per SF with current sales of $639 per SF, 25.0% above the current national same-store average as of fiscal year end 2013 of $511 per SF. Since 2010, there have been 30 new leases executed for 35.1% of the net rentable area (“NRA”) at the Towers Shopping Center Property.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Towers Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Anchors
Kroger(4)	BBB / Baa2 / BBB	48,114	16.5%	Yes	$361,336	$7.51	11/30/2020	$744.13	1.4%	4, 5-year options
The Fresh Market(4)	NR / NR / NR	27,639	9.5	Yes	$207,293	$7.50	10/31/2016	$639.14	1.6%	6, 5-year options
Total Anchors		75,753	25.9%

Jr. Anchors
Jo-Ann Fabrics	NR / Caa1 / NR	22,832	7.8%	Yes	$211,196	$9.25	1/31/2022	$145.70	8.8%	2, 5-year options
Planet Fitness	NR / B1 / NR	14,989	5.1	Yes	$125,557	$8.38	8/31/2018	NA	NA	2, 5-year options
Petco	NR / B3 / B	12,065	4.1	Yes	$156,845	$13.00	1/31/2021	NA	NA	2, 5-year options
Tuesday Morning	NR / NR / NR	10,184	3.5	Yes	$69,760	$6.85	1/31/2018	$111.25	10.0%	2, 5-year options
Total Jr. Anchors		60,070	20.5%

Occupied In-line/Outparcel		121,085	41.4%		$2,218,925	$18.33
Vacant Spaces		35,442	12.1%		$0	$0.00
Total Owned SF		292,350	100.0%
Total SF		292,350	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for Kroger are as of TTM November 2013. Sales for Fresh Market are as of TTM April 2014. Sales for Jo-Ann Fabrics are as of TTM June 2014. Sales for Tuesday Morning are as of TTM March 2014.
(3)	Occupancy Cost is based on UW Base Rent and UW Reimbursements.
(4)
If (a) either Kroger or Fresh Market (i) ceases to operate or “goes dark,” (ii) gives notice to vacate or (iii) posts annual per SF sales figures for any calendar year equal to 40.0% or more below the national chain same-store average, or (b) Fresh Market fails to exercise the extension option in its lease, the monthly TI/LC reserve will increase by $5,366, to a total of $20,708.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Towers Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost(2)	Renewal / Extension Options
Kroger	BBB / Baa2 / BBB	48,114	16.5%	$361,336	10.8%	$7.51	11/30/2020	$744.13	1.4%	4, 5-year options
Jo-Ann Fabrics	NR / Caa1 / NR	22,832	7.8	211,196	6.3	9.25	1/31/2022	$145.70	8.8%	2, 5-year options
The Fresh Market	NR / NR/ NR	27,639	9.5	207,293	6.2	7.50	10/31/2016	$639.14	1.6%	6, 5-year options
Petco	NR / B3 / B	12,065	4.1	156,845	4.7	13.00	1/31/2021	NA	NA	2, 5-year options
Planet Fitness	NR / B1 / NR	14,989	5.1	125,557	3.7	8.38	8/31/2018	NA	NA	2, 5-year options
VA ABC Store	NR / NR / NR	5,396	1.8	115,474	3.4	21.40	9/30/2017	NA	NA	NA
Mission BBQ Roanoke	NR / NR / NR	4,500	1.5	111,375	3.3	24.75	12/31/2024	NA	NA	2, 5-year options
Phenix Salon	NR / NR / NR	6,388	2.2	110,193	3.3	17.25	1/31/2025	NA	NA	2, 5-year options
Massage Envy	NR / NR / NR	4,342	1.5	97,695	2.9	22.50	12/31/2024	NA	NA	2, 5-year options
The Mattress Firm	NR / B2 / NR	5,345	1.8	96,210	2.9	18.00	5/31/2018	NA	NA	2, 5-year options
Ten Largest Owned Tenants		151,610	51.9%	$1,593,174	47.5%	$10.51
Remaining Owned Tenants		105,298	36.0	1,757,738	52.5	16.69
Vacant Spaces (Owned Space)		35,442	12.1	NA	NA	0.00
Total / Wtd. Avg. All Owned Tenants		292,350	100.0%	$3,350,912	100.0%	$13.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Occupancy Cost is based on UW Based Rent and UW Reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Towers Shopping Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA, (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,805	1.0%	1.0%	$48,283	1.4%	$17.21	3
2014	4,571	1.6	2.5%	65,872	2.0	14.41	4
2015	23,144	7.9	10.4%	270,365	8.1	11.68	8
2016(3)	44,931	15.4	25.8%	568,292	17.0	12.65	11
2017	7,037	2.4	28.2%	202,368	6.0	28.76	3
2018	39,770	13.6	41.8%	459,061	13.7	11.54	7
2019	17,118	5.9	47.7%	266,652	8.0	15.58	7
2020(4)	50,129	17.1	64.8%	412,295	12.3	8.22	2
2021	14,525	5.0	69.8%	230,645	6.9	15.88	2
2022	25,732	8.8	78.6%	269,196	8.0	10.46	2
2023	3,318	1.1	79.7%	113,751	3.4	34.28	3
2024	15,828	5.4	85.1%	333,039	9.9	21.04	4
2025 & Thereafter	8,000	2.7	87.9%	111,093	3.3	13.89	3
Vacant	35,442	12.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	292,350	100.0%		$3,350,912	100.0%	$13.04	59

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
If (a) either Kroger or Fresh Market (i) ceases to operate or “goes dark”, (ii) gives notice to vacate or (iii) posts annual per SF sales figures for any calendar year equal to 40.0% or more below the national chain same-store average, or (b) Fresh Market fails to exercise the extension option in its lease, the monthly TI/LC reserve will increase by $5,366.

(3)	Leases expiring in 2016 include Fresh Market which has six, five-year extension options and currently has sales of $639 per SF and an occupancy cost of 1.6%.
(4)	Leases expiring in 2020 include Kroger which has four, five-year extension options and currently has sales of $744 per SF and an occupancy cost of 1.4%.

The following table presents certain information relating to historical leasing at the Towers Shopping Center Property:

Historical Leased %(1)
	2010	2011	2012	2013	As of 5/29/2014
Owned Space	73.9%	82.5%	86.3%	84.2%	87.9%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Towers Shopping Center Property:

Cash Flow Analysis

	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per SF
Base Rent(1)	$2,655,569	$2,886,242	$3,020,619	$2,929,958	$3,308,606	$11.32
Contractual Rent Steps(2)	0	0	0	0	42,306	0.14
Overage Rent(3)	10,251	6,677	25,192	17,624	9,131	0.03
Gross Up Vacancy	0	0	0	0	414,768	1.42
Total Rent	$2,665,820	$2,892,919	$3,045,811	$2,947,582	$3,774,811	$12.91
Total Reimbursables	815,394	785,217	700,464	734,289	1,022,531	3.50
Other Income(4)	49,192	44,959	45,917	50,563	37,471	0.13
Vacancy & Credit Loss(5)	0	0	0	0	(604,465)	(2.07)
Effective Gross Income	$3,530,406	$3,723,095	$3,792,192	$3,732,434	$4,230,348	$14.47

Total Operating Expenses	$1,345,641	$1,384,913	$1,238,205	$1,260,477	$1,435,452	$4.91

Net Operating Income	$2,184,765	$2,338,182	$2,553,987	$2,471,957	$2,794,897	$9.56
TI/LC	0	0	0	0	184,107	0.63
Capital Expenditures	0	0	0	0	58,470	0.20
Net Cash Flow	$2,184,765	$2,338,182	$2,553,987	$2,471,957	$2,552,319	$8.73

(1)	The increase in Base Rent and Total Reimbursables from TTM 4/30/2014 to Underwritten is due primarily to the execution of 18 new leases accounting for 14.3% of NRA from 2013 to 2014.
(2)	Contractual Rent Steps were taken through June 1, 2015.
(3)	Other Rental Revenue consists of overage percentage rent mainly for tenants Firehouse Subs, Cost Cutters and Subway.
(4)	Other income consists mainly of marketing and promotion fee income from tenants.
(5)	Underwritten Vacancy & Credit Loss based on the submarket vacancy of 12.6%, which is greater than the economic vacancy of 11.0% and the appraisers concluded vacancy of 8.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

■	Appraisal. According to the appraisal, as of June 1, 2014, the Towers Shopping Center Property had an appraised value of $40,200,000.

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Environmental Matters.  The Phase I environmental report dated July 1, 2014 recommended no further action at the Towers Shopping Center Property other than the development and implementation of an operations and maintenance plan for asbestos, which is currently in place.

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Market Overview and Competition. The Towers Shopping Center Property is a grocery anchored center located in Roanoke, Virginia. The Towers Shopping Center Property is located in the Roanoke MSA at the intersection of Colonial and Brandon Avenues, off of Interstate-581, which has a daily traffic count of 35,000 cars per day. The Towers Shopping Center Property is located approximately five miles from Valley View Mall, the largest mall in Virginia, which is anchored by Belk, Macy’s, JC Penney and Sears. The Towers Shopping Center Property is also in close proximity to a Walmart Supercenter, Lowe’s, Target and Home Depot. As of 2014, the population within a five mile radius of the Towers Shopping Center Property was 143,855 with an average household income of $59,140.

The retail vacancy within the Colonial Avenue submarket as of the first quarter of 2014 was 12.6%. The appraiser analyzed a set of six comparable properties and concluded that there is a 92.0% occupancy for the Towers Shopping Center Property. The appraiser concluded that the Towers Shopping Center Property has a market rent of $14.93 per SF, while the underwritten rent per SF at the Towers Shopping Center Property is $13.04, approximately 12.7% below the appraisers concluded market rent.

The following table presents certain information relating to the primary competition for the Towers Shopping Center Property:

Competitive Set(1)
	Towers Shopping Center	Towne Square	Hunting Hills	The Bridges	Lakeside Plaza	North End
Distance from Subject	-	4.3 miles	2.3 miles	0.7 miles	5.0 miles	25.7 miles
Year Built	1960, 1990	1987	1989	2014	1989	1997
Total GLA	292,350	287,336	166,207	6,560	82,033	18,289
Total Occupancy	87.9%	94%	92%	100%	97%	94%
Anchors	Kroger, The Fresh Market	Sam’s Club, Marshalls, Bed Bath & Beyond, Ross, Office Max	Kohl’s	Starbuck’s	Kroger, CVS	Unanchored

(1)	Source: Appraisal.

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The Borrower.  The borrower is Towers Retail LLC, a single-purpose, Delaware limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Towers Shopping Center Loan.  The Borrower Sponsor and the non-recourse carveout guarantor is Gary D. Rappaport.

Gary D. Rappaport is the CEO of The Rappaport Companies. The Rappaport Companies was founded in 1984 and owns and develops shopping centers and provides retail leasing, tenant representation, property management, receivership, bankruptcy trustee management, construction management and development services for shopping centers and mixed-use properties throughout Washington, D.C., Maryland and Virginia. The Rappaport Companies currently has a portfolio of over 14.0 million SF of retail over 45 shopping centers and 100 mixed-use buildings.

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Escrows. On the origination date, the borrower funded aggregate reserves of $2,100,935 with respect to the Towers Shopping Center Loan comprised of (i) $78,621 for real estate taxes, (ii) $737,000 for deferred maintenance (which is 110.0% of the expected cost of the required repairs determined in the engineering report), (iii) $1,248,583 for outstanding tenant improvements and leasing commissions associated with nine recently executed leases at the Towers Shopping Center Property and (iv) $36,731 for a rent concession reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

On each due date, the borrower is required to fund the following reserves with respect to the Towers Shopping Center Loan: (i) a real estate tax reserve in an amount equal to one-twelfth of the amount necessary to pay the following year’s annual taxes as estimated by the lender, which currently equates to $19,655, (ii) a tenant improvement and leasing commission reserve in an amount equal to $15,342 ($0.63 per SF annually); provided, however, upon the occurrence of an Anchor Tenant Trigger Event the monthly deposit will be increased to $20,708 ($0.85 per SF annually)  and (iii) a replacement reserve in an amount equal to $4,873 ($0.20 Per SF annually). Additionally an insurance reserve in the amount of one-twelfth of the estimated annual insurance premiums will be collected monthly if there is no blanket policy in place and at least fifteen days prior to its due date the borrower has not given the lender notice of payment of its insurance premiums.

A “Anchor Tenant Trigger Event” will commence upon (a) either Kroger or The Fresh Market (i) ceasing to operate or “going dark”, (ii) giving notice to vacate, or (iii) posting annual per SF sales figures for any calendar year equal to 40.0% or more below the national chain same-store average, or (b) The Fresh Market failing to exercise the extension option in its lease.

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Lockbox and Cash Management.  The Towers Shopping Center Loan requires a hard lockbox with springing cash management. The loan documents require the borrower to direct the tenants to pay their rents directly into a lender controlled lockbox account, which funds will be swept into an operating account controlled by the borrower, unless a Towers Shopping Center Cash Management Period has occurred and is continuing. The loan documents also require that all cash revenues relating to the Towers Shopping Center Property and all other money received by the borrower or the property manager be deposited into the lockbox account by the end of the first business day following their receipt by the borrower or the property manager. During a Towers Shopping Center Cash Management Period, all amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis.

During the continuance of a Towers Shopping Center Cash Management Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly reserves, will be returned to the borrower unless there is an event of default under the Tower Shopping Center loan documents, in which case all funds will be held as additional collateral for the Towers Shopping Center Loan.

A “Towers Shopping Center Cash Management Period” means any period (A) commencing upon any of (i) the occurrence of an event of default under the Towers Shopping Center Loan, (ii) the failure by the borrower, after the end of two calendar quarters, to maintain a debt service coverage ratio (based on the interest only payments over the trailing 12 calendar months) of at least 1.30x; and (B) expiring upon (x) in the case of clause (i), the cure, if any, of such event of default under the Towers Shopping Center Loan and the lender’s acceptance of such cure, in the lender’s sole discretion (provided no other Towers Shopping Center Cash Management Period has commenced and is continuing), or (y) in the case of clause (ii), the borrower achieving and maintaining a debt service coverage ratio (based on the interest only payments over the trailing 12 calendar months) of at least 1.40x for two consecutive calendar quarters.

■
Property Management.  The Towers Shopping Center Property is currently managed by Rappaport Management Company, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Towers Shopping Center Property may be managed by Paramount Rappaport Management Company or another management company reasonably approved by the lender, and with respect to which Rating Agency Confirmation has been received. The lender may replace, or require the borrower to replace the property manager (i) during the continuance of an event of default under the Towers Shopping Center Loan, (ii) during the continuance of a material default by the property manager under the management agreement beyond any applicable cure period, (iii) upon the bankruptcy or insolvency of the property manager or (iv) upon change of control of the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TOWERS SHOPPING CENTER

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, in an amount equal to the full replacement cost of the Towers Shopping Center Property, plus 18 months of business interruption insurance. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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HIGHLANDS CAMPUS TECH CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Bothell, Washington	Cut-off Date Principal Balance		$23,350,000
Property Type	Office	Cut-off Date Principal Balance per SF		$115.71
Size (SF)	201,801	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 5/20/2014	94.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/20/2014	94.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate		4.34000%
Appraised Value	$33,900,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		60
		Borrower Sponsor(1)		Investcorp US Real Estate, LLC

Underwritten Revenues	$3,662,493
Underwritten Expenses	$1,241,825	Escrows
Underwritten Net Operating Income (NOI)	$2,420,669		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,178,249	Taxes	$93,226	$31,075
Cut-off Date LTV Ratio	68.9%	Insurance	$0	$0
Maturity Date LTV Ratio	66.6%	Replacement Reserves(2)	$600,000	$0
DSCR Based on Underwritten NOI / NCF	1.74x / 1.56x	TI/LC(3)	$850,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.3%	Other(4)	$319,705	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,350,000	61.4%	Purchase Price	$33,706,975	88.7%
Principal’s New Cash Contribution	14,017,500	36.9	Closing Costs	2,448,066	6.4
Other Sources	650,471	1.7	Reserves	1,862,930	4.9

Total Sources	$38,017,971	100.0%	Total Uses	$38,017,971	100.0%

(1)	Investcorp US Real Estate, LLC is the guarantor of the non-recourse carveouts under the Highlands Campus Tech Center Loan.
(2)	On each due date when the balance in the replacement reserves account is less than $300,000, the borrower is required to make a monthly deposit of $7,399.
(3)	On each due date when the balance in the TI/LC reserve account is less than $350,000, the borrower is required to make a monthly deposit of $16,817. TI/LC reserves are capped at $850,000.
(4)	Upfront other reserve is comprised of an unfunded obligations reserve ($197,205) and deferred maintenance reserve ($122,500).

The following table presents certain information relating to the major tenants at the Highlands Campus Tech Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Premera Blue Cross	NR / NR / NR	43,086	21.4%	$624,747	24.9%	$14.50	5/31/2019	1, 5-year option
Directbuy, Inc.	NR / NR / NR	18,023	8.9	270,345	10.8	15.00	3/31/2020	NA
Pacifica Engineering, Inc.	NR / NR / NR	18,068	9.0	268,320	10.7	14.85	9/30/2016	1, 5-year option
Signal Perfection Ltd.	NR / NR / NR	17,207	8.5	209,925	8.4	12.20	3/31/2019	1, 5-year option
AR Kalmus Corp.	NR / NR / NR	15,862	7.9	183,769	7.3	11.59	9/30/2020	1, 5-year option
HWA Geosciences Inc.	NR / NR / NR	14,970	7.4	175,962	7.0	11.75	3/31/2021	1, 5-year option
Red Hawk & Fire Security	NR / NR / NR	10,827	5.4	141,648	5.6	13.08	12/31/2020	1, 5-year option
GW Miller, Inc.	NR / NR / NR	9,563	4.7	116,760	4.6	12.21	1/31/2019	1, 5-year option
iePlexus Inc.	NR / NR / NR	11,839	5.9	109,855	4.4	9.28	3/31/2021	1, 5-year option
Cerium Networks, Inc.	NR / NR / NR	8,968	4.4	109,428	4.4	12.20	1/31/2016	1, 5-year option
Ten Largest Owned Tenants		168,413	83.5%	$2,210,760	88.0%	$13.13
Remaining Tenants		22,777	11.3	301,999	12.0	13.26
Vacant		10,611	5.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		201,801	100.0%	$2,512,758	100.0%	$13.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HIGHLANDS CAMPUS TECH CENTER

The following table presents the lease rollover schedule at the Highlands Campus Tech Center Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	32,818	16.3	16.3%	444,210	17.7	13.54	3
2017	7,024	3.5	19.7%	84,666	3.4	12.05	1
2018	6,104	3.0	22.8%	90,034	3.6	14.75	1
2019	73,143	36.2	59.0%	1,002,381	39.9	13.70	4
2020	44,712	22.2	81.2%	595,762	23.7	13.32	3
2021	27,389	13.6	94.7%	295,706	11.8	10.80	3
2022	0	0.0	94.7%	0	0.0	0.00	0
2023	0	0.0	94.7%	0	0.0	0.00	0
2024	0	0.0	94.7%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	94.7%	0	0.0	0.00	0
Vacant	10,611	5.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	201,801	100.0%		$2,512,758	100.0%	$13.14	15

The following table presents certain information relating to historical leasing at the Highlands Campus Tech Center Property:

Historical Leased %(1)
	2011	2012	2013	As of 5/20/2014
Owned Space	76.0%	64.0%	82.0%	94.7%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Highlands Campus Tech Center Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$2,054,034	$1,699,853	$1,956,954	$2,065,714	$2,512,758	$12.45
Contractual Rent Steps(2)	0	0	0	0	70,990	0.35
Gross Up Vacancy	0	0	0	0	220,695	1.09
Total Rent	$2,054,034	$1,699,853	$1,956,954	$2,065,714	$2,804,443	$13.90
Total Reimbursables	802,162	666,659	803,971	924,318	1,176,528	5.83
Other Income	3,600	3,600	3,600	7,249	0	0.00
Parking Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(318,478)	(1.58)
Effective Gross Income	$2,859,796	$2,370,112	$2,764,525	$2,997,281	$3,662,493	$18.15

Real Estate Taxes	$338,010	$328,316	$363,284	$361,449	$365,073	$1.81
Insurance	31,884	32,199	31,988	31,582	35,716	0.18
Management Fee	102,807	91,688	89,024	87,907	146,500	0.73
Other Operating Expenses	580,227	554,286	677,656	709,014	694,536	3.44
Total Operating Expenses	$1,052,928	$1,006,488	$1,161,952	$1,189,952	$1,241,825	$6.15

Net Operating Income	$1,806,868	$1,363,624	$1,602,573	$1,807,329	$2,420,669	$12.00
TI/LC	0	0	0	0	212,150	1.05
Replacement Reserves	0	0	0	0	30,270	0.15
Net Cash Flow	$1,806,868	$1,363,624	$1,602,573	$1,807,329	$2,178,249	$10.79

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 20, 2014 and contractual rent steps through June 30, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BRIDGESTONE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Hilliard, Ohio	Cut-off Date Principal Balance	$22,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$54,086.54
Size (Units)	416	Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 7/1/2014	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2014	96.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1998, 1999 / NAP	Mortgage Rate(1)	4.61778%
Appraised Value	$30,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	48
Borrower Sponsor(2)	Brian Yeager and Michelle Yeager

Underwritten Revenues	$3,591,324
Underwritten Expenses	$1,611,748	Escrows
Underwritten Net Operating Income (NOI)	$1,979,576	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,864,760	Taxes	$114,849	$38,283
Cut-off Date LTV Ratio	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio	67.3%	Replacement Reserves(3)	$0	$9,568
DSCR Based on Underwritten NOI / NCF	1.43x / 1.34x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.3%	Other	$0	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,500,000	90.0%	Loan Payoff	$21,893,229	87.6%
Mezzanine Loan Amount	2,500,000	10.0	Principal Equity Distribution	2,099,351	8.4
			Closing Costs	892,571	3.6
			Reserves	114,849	0.5
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%

(1)	The blended coupon for the first mortgage and the mezzanine loan is 5.15600%.
(2)	Brian Yeager and Michelle Yeager are the guarantors of the non-recourse carveouts under the Bridgestone Apartments Loan.
(3)	Replacement reserves are capped at $250,000.

The following table presents certain information relating to the units and rent at the Bridgestone Apartments Property:

Unit Type	# of Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit(1)	Underwritten Monthly Rent	Underwritten Annual Rent
1 Bed /1 Bath, Apartment Unfurnished	43	793	$675	$646	$646	$333,336
1 Bed /1 Bath, Apartment Unfurnished	37	880	$679	$669	$669	297,036
2 Bed /1 Bath, Apartment Unfurnished	168	993	$715	$708	$708	1,427,328
2 Bed /1 Bath, Apartment Unfurnished	8	1,068	$715	$687	$687	65,952
2 Bed /1 Bath, Apartment Unfurnished	160	1,080	$725	$708	$708	1,359,360
Total / Wtd. Avg.	416	997	$712	$698	$698	$3,483,012

(1)	As provided by the borrower.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Bridgestone Apartments Property:

Historical Leased %(1)
	2011	2012	2013	TTM 5/31/2014
Owned Space	NAV	NAV	NAV	92.7%

(1)
As provided by the borrowers and represents average occupancy by unit count for the 12-month period ended December 31, unless otherwise indicated. The borrower completed acquisition in May 2013 and historical full year occupancies are unavailable.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BRIDGESTONE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bridgestone Apartments Property:

Cash Flow Analysis(1)
	TTM 5/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$3,246,446	$3,308,861	$7,954
Gross Up Vacancy	0	174,151	419
Goss Potential Rent	$3,246,446	$3,483,012	$8,373
Vacancy, Credit Loss & Concessions	0	(201,154)	(484)
Total Rent Revenue	$3,246,446	$3,281,858	$7,889
Other Revenue(2)	220,456	309,466	744
Effective Gross Income	$3,466,901	$3,591,324	$8,633

Total Operating Expenses	$1,577,376	$1,611,748	$3,874

Net Operating Income	$1,889,525	$1,979,576	$4,759
Replacement Reserves(3)	104,000	114,816	276
Net Cash Flow	$1,785,525	$1,864,760	$4,483

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes late fees, water reimbursement, and pet fees.
(3)	Underwritten replacement reserves of $276 per unit are based on the property condition report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOGANBERRY RIDGE & PARKSIDE GARDEN APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	CGMRC
Location (City/State)	Various, Ohio	Cut-off Date Principal Balance	$17,200,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$24,571.43
Size (Units)	700	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 6/30/2014	88.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/30/2014	88.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.57000%
Appraised Value	$23,300,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
		Borrower Sponsor(1)	Tyler Ross, Michael Colman and David Colman
Underwritten Revenues	$4,814,523
Underwritten Expenses	$3,027,852	Escrows
Underwritten Net Operating Income (NOI)	$1,786,672		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,574,551	Taxes	$158,240	$52,747
Cut-off Date LTV Ratio	73.8%	Insurance	$0	$0
Maturity Date LTV Ratio	67.6%	Replacement Reserves	$0	$17,677
DSCR Based on Underwritten NOI / NCF	1.69x / 1.49x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.2%	Other(2)	$232,550	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,200,000	77.9%	Purchase Price	$21,500,000	97.4%
Principal’s New Cash Contribution	3,850,012	17.4	Reserves	390,790	1.8
Other Sources	1,027,120	4.7	Closing Costs	186,341	0.8

Total Sources	$22,077,131	100.0%	Total Uses	$22,077,131	100.0%

(1)	Tyler Ross, Michael Colman and David Colman are the guarantors of the non-recourse carveouts under the Loganberry Ridge & Parkside Garden Apartments Loan.
(2)	Upfront other reserve represents a deferred maintenance reserve ($82,550) and an environmental reserve ($150,000).

The following table presents certain information relating to the units and rent at the Loganberry Ridge Apartments Property:

Unit Type	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Annual Market Rent(1)	Monthly Actual Rent per Unit	Annual Actual Rent(1)
Efficiency	12	400	$485	$69,840	$485	$69,768
1 Bed / 1 Bath – A	150	650	$610	1,032,120	$601	1,016,400
1 Bed / 1 Bath – B	32	500	$580	194,880	$582	195,384
2 Bed / 1 Bath – A	107	850	$786	792,288	$744	749,724
2 Bed / 1 Bath – B	16	800	$727	139,584	$726	139,296
2 Bed / 1.5 Bath	47	850	$817	441,180	$770	415,920
3 Bed / 1.5 Bath	11	1,000	$899	118,668	$896	118,272
3 Bed / 2 Bath	19	1,000	$908	185,232	$910	185,580
Admin / Office	3	NA	NA	NA	NA	NA
Total / Wtd. Avg.	397	741	$703	$2,973,972	$683	$2,890,344

Source: As provided by the borrower.
(1)	Annual rents are calculated based on currently occupied units.

The following table presents certain information relating to the units and rent at the Parkside Garden Apartments Property:

Unit Type	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Annual Market Rent(1)	Monthly Actual Rent per Unit	Annual Actual Rent(1)
1 Bed / 1 Bath	77	570	$555	$426,240	$555	$426,228
2 Bed / 1 Bath	195	752	$636	1,282,176	$632	1,275,029
3 Bed / 1 Bath	30	1,088	$745	241,380	$748	242,232
Office	1	NA	NA	NA	NA	NA
Total / Wtd. Avg.	303	739	$626	$1,949,796	$624	$1,943,489

Source: As provided by the borrower.
(1)	Annual rents are calculated based on currently occupied units.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOGANBERRY RIDGE & PARKSIDE GARDEN APARTMENTS

The following table presents certain information relating to historical leasing at the Loganberry Ridge & Parkside Garden Apartments Properties:

Historical Leased %(1)
	2011	2012	2013	As of 6/30/2014
Owned Space	90.5%	91.4%	90.3%	88.1%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Loganberry Ridge & Parkside Garden Apartments Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten(2)	Underwritten $ per Unit
Base Rent	$4,436,122	$4,439,943	$4,414,239	$4,515,712	$4,833,834	$6,905
Gross Up Vacancy	0	0	0	0	671,520	959
Gross Potential Rent	$4,436,122	$4,439,943	$4,414,239	$4,515,712	$5,505,354	$7,865
Vacancy, Credit Loss & Concessions	0	0	0	0	(989,530)	(1,414)
Total Rent	$4,436,122	$4,439,943	$4,414,239	$4,515,712	$4,515,823	$6,451
Other Income(3)	297,449	270,996	291,671	298,812	298,700	427
Effective Gross Income	$4,733,571	$4,710,939	$4,705,909	$4,814,523	$4,814,523	$6,878

Real Estate Taxes	$502,736	$502,880	$574,754	$612,724	$602,816	$861
Insurance	46,496	47,860	56,200	64,245	73,897	106
Management Fee	142,080	143,076	145,608	145,686	192,581	275
Other Expenses	1,916,719	1,904,072	1,976,422	2,156,588	2,158,558	3,084
Total Operating Expenses	$2,608,031	$2,597,887	$2,752,984	$2,979,243	$3,027,852	$4,326

Net Operating Income	$2,125,540	$2,113,052	$1,952,925	$1,835,280	$1,786,672	$2,552
Replacement Reserves	0	0	0	0	212,121	303
Net Cash Flow	$2,125,540	$2,113,052	$1,952,925	$1,835,280	$1,574,551	$2,249

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 6/30/2014 rent roll.
(3)	Other Income consists of garage parking revenue, laundry room, late charge income, month to month fees, vending machine income, cable income, and utility reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VAN NESS PORTFOLIO – BRANDONDALE MHC

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	SMF I
Location (City/State)	Chaska, Minnesota	Cut-off Date Principal Balance	$16,880,967
Property Type	Manufactured Housing	Cut-off Date Principal Balance per Pad	$34,241.31
Size (Pads)	493	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 7/24/2014	86.0%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 7/24/2014	86.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1971 / NAP	Mortgage Rate	4.75000%
Appraised Value	$24,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	Wes Tolley
Underwritten Revenues	$2,717,589
Underwritten Expenses	$1,227,994	Escrows
Underwritten Net Operating Income (NOI)	$1,489,596	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,464,946	Taxes	$0	$10,204
Cut-off Date LTV Ratio	69.8%	Insurance	$6,643	$3,045
Maturity Date LTV Ratio	56.9%	Replacement Reserves	$0	$2,054
DSCR Based on Underwritten NOI / NCF	1.41x / 1.38x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,900,000	100.0%	Loan Payoff	$13,636,228	80.7%
			Principal Equity Distribution	2,860,531	16.9
			Closing Costs	396,598	2.3
			Reserves	6,643	0.1
Total Sources	$16,900,000	100.0%	Total Uses	$16,900,000	100.0%

(1)	An owner of the borrower is also an owner of the borrower of the Van Ness Portfolio-Commanders Palace MHC Loan and the Van Ness Portfolio-Camelot Village MHP & RV Park Loan.
(2)	Wes Tolley is the guarantor of the non-recourse carveouts under the Van Ness Portfolio - Brandondale MHC Loan.

The following table presents certain information relating to the pads and rent at the Van Ness Portfolio - Brandondale MHC Property:
Property Name	# of Pads(1)	Monthly Market Rent per Pad(2)	Yearly Market Rent(2)	Monthly Actual Average Rent per Pad(1)	Yearly Actual Average Rent(1)
Van Ness Portfolio – Brandondale MHC	493	$450	$2,662,200	$381	$2,253,996

(1)	As provided by the borrower.
(2)	Source: Appraisal.
.
The following table presents certain information relating to historical leasing at the Van Ness Portfolio - Brandondale MHC Property:

Historical Leased %(1)
	2011	2012	2013	As of 7/24/2014
Owned Space	86.0%	85.2%	84.8%	86.0%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VAN NESS PORTFOLIO – BRANDONDALE MHC

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Van Ness Portfolio - Brandondale MHC Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per Pad
Base Rent	$1,987,363	$2,015,131	$1,966,589	$1,965,334	$2,289,492	$4,644
Other Income(2)	731,264	737,078	741,053	752,255	752,255	1,526
Total Rent Revenue	$2,718,627	$2,752,209	$2,707,642	$2,717,589	$3,041,747	$6,170
Economic Vacancy & Credit Loss	0	0	0	0	(324,158)	(658)
Effective Gross Income	$2,718,627	$2,752,209	$2,707,642	$2,717,589	$2,717,589	$5,512

Total Operating Expenses	$1,219,190	$1,183,698	$1,202,659	$1,241,061	$1,227,994	$2,491

Net Operating Income	$1,499,437	$1,568,511	$1,504,983	$1,476,528	$1,489,596	$3,021
Replacement Reserves	0	0	0	0	24,650	50
Net Cash Flow	$1,499,437	$1,568,511	$1,504,983	$1,476,528	$1,464,946	$2,971

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Income consists of RUBS income, RV parking, storage units, forfeited deposits and late fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARBUTUS SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Arbutus, Maryland	Cut-off Date Principal Balance		$16,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$180.46
Size (SF)	91,434	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 5/31/2014	96.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/31/2014	96.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1955 / 2000	Mortgage Rate		4.48400%
Appraised Value	$22,440,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)(2)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor		AmCap, Incorporated

Underwritten Revenues	$1,904,060
Underwritten Expenses	$543,910	Escrows
Underwritten Net Operating Income (NOI)	$1,360,150		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,300,718	Taxes	$43,196	$14,399
Cut-off Date LTV Ratio	73.5%	Insurance	$6,455	$1,614
Maturity Date/ARD LTV Ratio	62.3%	Replacement Reserves	$40,000	$2,677
DSCR Based on Underwritten NOI / NCF(1)	1.36x / 1.30x	TI/LC(3)	$100,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.9%	Other(4)	$26,759	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	99.3%	Loan Payoff	$16,083,600	96.8%
Principal’s New Cash Contribution	114,073	0.7	Closing Costs	314,063	1.9
			Reserves	216,410	1.3

Total Sources	$16,614,073	100.0%	Total Uses	$16,614,073	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 1.84x and 1.76x respectively.
(2)	The Arbutus Shopping Center Loan is based on a 30/360 accrual method.
(3)	On each due date when the balance in the TI/LC reserve is less than $100,000, the borrower is required to make a monthly deposit of $5,000. TI/LC reserves are capped at $100,000.
(4)	Other reserves consist of a deferred maintenance reserve of $26,759.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Arbutus Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Mars Super Markets, Inc.	NR / NR/ NR	37,300	40.8%	$315,931	22.7%	$8.47	10/31/2019	$584	1.5%	1, 10-year option
Bay Bank	NR / NR/ NR	8,436	9.2	249,819	17.9	29.61	4/30/2016	NA	NA	3, 5-year options
Rite Aid	NR / NR / NR	10,880	11.9	208,896	15.0	19.20	2/25/2019	NA	NA	6, 5-year options
Dollar Tree Stores	NR / NR / NR	10,500	11.5	131,250	9.4	12.50	9/30/2022	NA	NA	2, 5-year options
Wells Fargo Bank	NR / NR / NR	3,530	3.9	105,556	7.6	29.90	9/30/2021	NA	NA	1, 5-year option
Rainbow	NR / NR / NR	7,520	8.2	105,280	7.5	14.00	1/31/2019	NA	NA	2, 5-year options
Maiden Choice Liquors	NR / NR / NR	3,050	3.3	76,906	5.5	25.22	7/31/2018	NA	NA	1, 5-year option
New Total Laundry Center	NR / NR / NR	2,250	2.5	69,415	5.0	30.85	9/30/2014	NA	NA	2, 5-year options
Golden Gate Chinese Restaurant	NR / NR / NR	1,734	1.9	51,524	3.7	29.71	12/31/2015	NA	NA	NA
Salon Kevin	NR / NR / NR	1,500	1.6	40,977	2.9	27.32	5/31/2017	NA	NA	NA
Ten Largest Owned Tenants		86,700	94.8%	$1,355,553	97.2%	$15.63
Remaining Owned Tenants		1,734	1.9	39,015	2.8	22.50
Vacant Spaces (Owned Space)		3,000	3.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		91,434	100.0%	$1,394,568	100.0%	$15.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of March 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARBUTUS SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Arbutus Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	2,250	2.5	2.5%	69,415	5.0	30.85	1
2015	1,734	1.9	4.4%	51,524	3.7	29.71	1
2016	8,436	9.2	13.6%	249,819	17.9	29.61	1
2017	1,500	1.6	15.2%	40,977	2.9	27.32	1
2018	3,050	3.3	18.6%	76,906	5.5	25.22	1
2019(2)	57,434	62.8	81.4%	669,122	48.0	11.65	4
2020	0	0.0	81.4%	0	0.0	0.00	0
2021	3,530	3.9	85.2%	105,556	7.6	29.90	1
2022	10,500	11.5	96.7%	131,250	9.4	12.50	1
2023	0	0.0	96.7%	0	0.0	0.00	0
2024	0	0.0	96.7%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	96.7%	0	0.0	0.00	0
Vacant	3,000	3.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	91,434	100.0%		$1,394,568	100.0%	$15.77	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Leases expiring in 2019 include Mars Super Markets, Inc. Excess cash will be swept into an occupancy reserve account upon the earlier to occur of (i) six months prior to expiration of the Mars Super Markets, Inc. lease and (ii) April 30, 2019.

The following table presents certain information relating to historical leasing at the Arbutus Shopping Center Property.

Historical Leased %(1)
	2009	2010	2011	2012	2013	TTM 5/31/2014
Owned Space	100.0%	100.0%	100.0%	90.0%	96.7%	96.7%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Arbutus Shopping Center Property:

Cash Flow Analysis

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per SF
Base Rent(1)	$1,299,061	$1,262,415	$1,232,888	$1,219,648	$1,394,568	$15.25
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	67,500	0.74
Total Rent	$1,299,061	$1,262,415	$1,232,888	$1,219,648	$1,462,068	$15.99
Total Reimbursables	483,035	485,298	462,362	506,474	541,785	5.93
Other Income	700	0	224	224	400	0.00
Vacancy & Credit Loss(2)	0	0	0	0	(100,193)	(1.10)
Effective Gross Income	$1,782,796	$1,747,713	$1,695,474	$1,726,346	$1,904,060	$20.82

Total Operating Expenses	$555,839	$583,704	$561,482	$567,730	$543,910	$5.95

Net Operating Income	$1,226,957	$1,164,009	$1,133,993	$1,158,615	$1,360,150	$14.88
TI/LC	0	0	0	0	45,717	0.50
Capital Expenditures	0	0	0	0	13,715	0.15
Net Cash Flow	$1,226,957	$1,164,009	$1,133,993	$1,158,615	$1,300,718	$14.23

(1)
The increase from TTM 5/31/2014 base rent to Underwritten Base Rent is mainly due to Rainbow signing new leases that were not fully reflected in the TTM 5/31/2014 cash flow and rent bumps being taken through September 2015.

(2)	Underwritten Vacancy & Credit Loss is based on the appraisers concluded vacancy rate of 5.0%. As of 5/31/2014 the Arbutus Shopping Center Property is 96.7% occupied.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMPLY SELF STORAGE – HERMITAGE, GALLATIN & CLARKSVILLE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		SMF I
Location (City/State)	Various, Tennessee	Cut-off Date Principal Balance		$15,600,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$68.08
Size (SF)	229,148	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 8/5/2014	88.9%	Number of Related Mortgage Loans(2)		2
Owned Occupancy as of 8/5/2014	88.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.61900%
Appraised Value	$20,860,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsor(3)	Kurt E. O’Brien
Underwritten Revenues	$1,922,572
Underwritten Expenses	$602,913	Escrows
Underwritten Net Operating Income (NOI)	$1,319,659		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,296,744	Taxes	$97,164	$12,146
Cut-off Date LTV Ratio	74.8%	Insurance	$12,982	$1,623
Maturity Date LTV Ratio(1)	68.3%	Replacement Reserves	$0	$1,910
DSCR Based on Underwritten NOI / NCF	1.37x / 1.35x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,600,000	73.8%	Purchase Price	$20,800,000	98.4%
Principal’s New Cash Contribution	5,545,749	26.2	Closing Costs	235,602	1.1
			Reserves	110,147	0.5

Total Sources	$21,145,749	100.0%	Total Uses	$21,145,749	100.0%

(1)
The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $5,740,000 for the Simply Self Storage – Gallatin Property, which assumes the Simply Self Storage – Gallatin Property reaches a stabilized occupancy of 90.0%. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 68.6%.

(2)	An owner of the borrower is also an owner of the borrower of the Simply Self Storage - Hendersonville & Franklin Loan.
(3)	Kurt E. O’Brien is the guarantor of the non-recourse carveouts under the Simply Self Storage - Hermitage, Gallatin & Clarksville Loan.

The following table presents certain information relating to the units and rent at the Simply Self Storage - Hermitage, Gallatin & Clarksville Properties:

Portfolio Summary(1)

Property	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy	Years Built	“As-Is” Appraised Value	UW NCF
Simply Self Storage – Hermitage	Hermitage	TN	$6,450,000	72,123	95.6%	2006	$8,640,000	$554,312
Simply Self Storage – Clarksville	Clarksville	TN	4,912,500	84,375	82.4%	2006 – 2007	6,570,000	379,943
Simply Self Storage – Gallatin	Gallatin	TN	4,237,500	72,650	89.7%	2006 – 2009	5,650,000	362,489
Total / Wtd. Avg. Portfolio			$15,600,000	229,148	88.9%		$20,860,000	$1,296,744

(1)	As provided by the borrower and represents occupancy as of August 5, 2014.

The following table presents certain information relating to historical leasing at the Simply Self Storage - Hermitage, Gallatin & Clarksville Properties:

Historical Leased %(1)
Property	2011	2012	2013	As of 8/5/2014
Simply Self Storage – Hermitage	84.0%	92.7%	91.1%	95.6%
Simply Self Storage – Gallatin	60.4%	74.3%	79.8%	89.7%
Simply Self Storage – Clarksville	76.0%	88.1%	87.4%	82.4%
Total / Wtd. Avg. Portfolio	73.6%	85.2%	86.2%	88.9%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SIMPLY SELF STORAGE – HERMITAGE, GALLATIN & CLARKSVILLE

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Simply Self Storage - Hermitage, Gallatin & Clarksville Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 6/30/2014	Underwritten	Underwritten $ per SF
Base Rent	$1,532,833	$1,666,318	$1,796,883	$1,831,917	$2,205,163	$9.62
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent Revenue	$1,532,833	$1,666,318	$1,796,883	$1,831,917	$2,205,163	$9.62
Other Income(2)	43,678	61,354	93,775	90,654	90,654	0.40
Less Vacancy & Credit Loss	0	0	0	0	(373,246)	(1.63)
Effective Gross Income	$1,576,511	$1,727,671	$1,890,657	$1,922,572	$1,922,572	$8.39

Total Operating Expenses	$629,083	$586,762	$592,924	$607,858	$602,913	$2.63

Net Operating Income	$947,428	$1,140,909	$1,297,733	$1,314,714	$1,319,659	$5.76
Replacement Reserves	0	0	0	0	22,914	0.10
Net Cash Flow	$947,428	$1,140,909	$1,297,733	$1,314,714	$1,296,744	$5.66

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Income consists primarily of truck rental income, merchandise income, insurance commissions and fee income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CITY WAREHOUSE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance	$14,500,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$13.14
Size (SF)	1,103,316	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 6/24/2014	78.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/24/2014	78.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.28850%
Appraised Value	$21,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	24
Borrower Sponsor(1)	Holt Lunsford Commercial, Inc. and R. Holt Lunsford

Underwritten Revenues	$3,127,556
Underwritten Expenses	$1,317,559	Escrows
Underwritten Net Operating Income (NOI)	$1,809,997	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,517,528	Taxes	$238,738	$29,842
Cut-off Date LTV Ratio	68.1%	Insurance	$30,027	$10,009
Maturity Date LTV Ratio	53.9%	Replacement Reserves(2)	$0	$9,167
DSCR Based on Underwritten NOI / NCF	1.91x / 1.60x	TI/LC(3)	$0	$13,750
Debt Yield Based on Underwritten NOI / NCF	12.5% / 10.5%	Other(4)	$43,200	$50,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,500,000	93.4%	Loan Payoff	$14,894,574	95.9%
Principal’s New Cash Contribution	1,023,403	6.6	Reserves	316,864	2.0
Closing Costs	311,965	2.0

Total Sources	$15,523,403	100.0%	Total Uses	$15,523,403	100.0%

(1)	Holt Lunsford Commercial Inc. is the guarantor of the non-recourse carveouts under the City Warehouse Loan.
(2)	Replacement reserves are capped at $500,000.
(3)	TI/LC reserves are capped at $500,000.
(4)
Other reserves represents a holdback for Bigs Packaging, who pursuant to their lease, is required to take possession and begin paying rent on August 1, 2015 for an additional 19,200 SF.  Additionally, the lender will reserve $50,000 per month, capped at $250,000 to address the potential rollover of Hampton Lumber Sales.  We cannot assure you that Bigs Packaging will take possession of the space or begin paying rent as expected or at all.

The following table presents certain information relating to the tenants at the City Warehouse Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Extension/Renewal Options
Texas Star(2)	NR / NR / NR	198,923	18.0%	$643,348	25.2%	$3.23	3/31/2021	NA
Bigs Packaging(3)(4)	NR / NR / NR	215,640	19.5	623,291	24.4	2.89	(5)	NA
Hampton Lumber Sales	NR / NR / NR	104,282	9.5	399,384	15.6	3.83	3/31/2015	1, 5-year option
Trane	NR / NR / NR	49,001	4.4	127,403	5.0	2.60	8/31/2016	2, 3-year options
Regent Aerospace(6)	NR / NR / NR	98,213	8.9	82,408	3.2	0.84	12/31/2015	NA
Ergotect Corp.	NR / NR / NR	22,424	2.0	72,878	2.9	3.25	4/30/2015	NA
Peachtree	NR / NR / NR	26,203	2.4	68,128	2.7	2.60	7/31/2018	NA
Shag Carpet Productions	NR / NR / NR	20,116	1.8	60,348	2.4	3.00	2/28/2017	NA
SoccerPlex	NR / NR / NR	18,811	1.7	60,195	2.4	3.20	5/31/2016	NA
USA Mattress	NR / NR / NR	40,485	3.7	57,600	2.3	1.42	3/31/2015	NA
Ten Largest Owned Tenants		794,098	72.0%	$2,194,983	86.0%	$2.76
Remaining Owned Tenants		76,327	6.9	357,428	14.0	4.68
Vacant		232,891	21.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,103,316	100.0%	$2,552,411	100.0%	$2.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Texas Star UW Base Rent includes $34,666 for use of additional land, per the terms of the lease. Of the base rent attributed to this land, $21,000 expires on 11/30/2015 and $13,666 expires on a month-to-month basis.

(3)
Bigs Packaging currently occupies space totaling 196,440 SF and is required to take possession and begin paying rent for an additional 19,200 SF on August 1, 2015. We cannot assure you that Bigs Packaging will take possession of the space or begin paying rent as expected or at all. Additionally, Bigs Packaging base rent includes $24,256 for the use of additional land, per the terms of the lease. The base rent attributed to this land expires on 1/1/2021.

(4)
Bigs Packaging has the following termination options: (a) a one-time right to terminate 99,627 SF effective as of November 31, 2017 with nine months written notice and a $250,000 cancellation fee and (b) a one-time right to terminate 84,710 SF effective as of May 31, 2018 with nine months written notice and a $100,000 cancellation fee.

(5)	Bigs Packaging has 184,337 SF ($2.83 base rent per SF) expiring on 4/30/2021, 19,200 SF ($2.25 base rent per SF) expiring on 10/31/2020 and 12,101 SF ($2.86 base rent per SF) expiring on 5/31/2021.
(6)	Regent Aerospace has the right to terminate its lease at any time.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CITY WAREHOUSE

The following table presents the lease rollover schedule at the City Warehouse Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,293	0.3%	0.3%	$13,666	0.5%	$4.15	3
2014	1,962	0.2	0.5%	10,800	0.4	5.50	1
2015	282,718	25.6	26.1%	691,089	27.1	2.44	14
2016	105,955	9.6	35.7%	417,365	16.4	3.94	11
2017	27,116	2.5	38.2%	78,198	3.1	2.88	2
2018	26,204	2.4	40.5%	84,075	3.3	3.21	2
2019	8,616	0.8	41.3%	25,245	1.0	2.93	1
2020	19,200	1.7	43.1%	43,200	1.7	2.25	1
2021	395,361	35.8	78.9%	1,188,774	46.6	3.01	7
2022	0	0.0	78.9%	0	0.0	0.00	0
2023	0	0.0	78.9%	0	0.0	0.00	0
2024	0	0.0	78.9%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	78.9%	0	0.0	0.00	0
Vacant	232,891	21.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,103,316	100.0%		$2,552,411	100.0%	$2.93	42

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the City Warehouse Property:

Historical Leased %(1)
	2011	2012	2013	As of 6/24/2014
Owned Space	91.0%	60.0%	65.0%	78.9%

(1)	As provided by the borrower which reflects average occupancy for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the City Warehouse Property:

Cash Flow Analysis(1)
	2011	2012	2013	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$2,774,240	$2,020,881	$1,928,562	$2,552,411	$2.31
Gross Up Vacancy	0	0	0	661,542	0.60
Total Rent	$2,774,240	$2,020,881	$1,928,562	$3,213,953	$2.91
Total Reimbursables	268,564	313,178	291,058	564,084	0.51
Other Income	11,051	7,512	14,620	11,061	0.01
Less Vacancy & Credit Loss	0	0	0	(661,542)	(0.60)
Effective Gross Income	$3,053,855	$2,341,571	$2,234,241	$3,127,556	$2.83

Total Operating Expenses	$1,225,677	$1,280,931	$1,274,466	$1,317,559	$1.19

Net Operating Income	$1,828,177	$1,060,640	$959,775	$1,809,997	$1.64
TI/LC	0	0	0	182,137	0.17
Capital Expenditures	0	0	0	110,332	0.10
Net Cash Flow	$1,828,177	$1,060,640	$959,775	$1,517,528	$1.38

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/24/2014 and rent steps through 9/30/2015.
(3)	Base rent includes additional land income contractually utilized by certain tenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VICTORIA VILLAGE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Pasadena, Texas	Cut-off Date Principal Balance	$12,977,410
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$21,204.92
Size (Units)	612	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 7/30/2014	95.9%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 7/30/2014	95.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1970 / 2012-2013	Mortgage Rate	4.31650%
Appraised Value	$18,630,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP
Borrower Sponsor(2)	Yakov Albaz

Underwritten Revenues	$3,450,604
Underwritten Expenses	$1,886,315	Escrows
Underwritten Net Operating Income (NOI)	$1,564,289	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,395,377	Taxes	$158,106	$19,763
Cut-off Date LTV Ratio	69.7%	Insurance	$89,322	$29,774
Maturity Date LTV Ratio	61.3%	Replacement Reserves	$0	$15,300
DSCR Based on Underwritten NOI / NCF	1.84x / 1.64x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.1% / 10.8%	Other(3)	$375,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,000,000	100.0%	Loan Payoff	$6,857,157	52.7%
Principal Equity Distribution	4,953,370	38.1
Reserves	622,428	4.8
Closing Costs	567,045	4.4
Total Sources	$13,000,000	100.0%	Total Uses	$13,000,000	100.0%

(1)	An owner of the borrower is also an owner of the borrower of the Victoria Villa Apartments Loan.
(2)	Yakov Albaz is the guarantor of the non-recourse carveouts under the Victoria Village Apartments Loan.
(3)	Other reserve represents a deferred maintenance reserve of $375,000.

The following table presents certain information relating to the units and rent at the Victoria Village Apartments Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Base Rent
1 Bed / 1 Bath	272	746	$420	$410	$410	$1,337,340
2 Bed / 1 Bath	124	947	$540	$543	$543	807,240
2 Bed / 2 Bath	137	1,012	$615	$558	$558	917,280
3 Bed / 2 Bath	79	1,296	$715	$686	$686	650,520
Total / Wtd. Avg.	612	917	$526	$505	$505	$3,712,380

(1)	Source: Appraisal.
(2)	Based on occupied units per the rent roll dated 7/30/2014 and vacant units grossed up to market rent per the appraisal.

The following table presents certain information relating to historical leasing at the Victoria Village Apartments Property:

Historical Leased %(1)
	2012	2013	As of 7/30/2014
Owned Space	85.8%	94.4%	95.9%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

VICTORIA VILLAGE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Victoria Village Apartments Property:

Cash Flow Analysis(1)
	2012(2)	2013	TTM 6/30/2014	Underwritten	Underwritten $ per Unit
Base Rent	$3,138,888	$3,464,067	$3,516,927	$3,526,761	$5,763
Gross Up Vacancy	0	0	0	185,619	303
Goss Potential Rent	$3,138,888	$3,464,067	$3,516,927	$3,712,380	$6,066
Vacancy, Credit Loss & Concessions	0	(74,808)	(84,200)	(269,819)	(441)
Total Rent Revenue	$3,138,888	$3,389,259	$3,432,727	$3,442,561	$5,625
Other Revenue(3)	75,617	9,986	8,043	8,043	13
Effective Gross Income	$3,214,505	$3,399,245	$3,440,770	$3,450,604	$5,638

Total Operating Expenses	$1,891,819	$1,982,402	$1,860,241	$1,886,315	$3,082

Net Operating Income	$1,322,686	$1,416,843	$1,580,529	$1,564,289	$2,556
Replacement Reserves(4)	0	0	0	168,912	276
Net Cash Flow	$1,322,686	$1,416,843	$1,580,529	$1,395,377	$2,280

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2012 total rental revenue is net of vacancy loss, credit loss, and concessions.
(3)	Other revenue includes laundry income and security deposits.
(4)	Underwritten replacement reserves of $276 per unit are based on the property condition report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SCHIRM FARM APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Canal Winchester, Ohio	Cut-off Date Principal Balance		$12,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$45,454.55
Size (Units)	264	Percentage of Initial Pool Balance		1.1%
Total Occupancy as of 6/16/2014	97.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/16/2014	97.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		4.40300%
Appraised Value	$16,680,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
		Borrower Sponsor(1)	J. David Kelsey and Matthew Sharp
Underwritten Revenues	$2,286,197
Underwritten Expenses	$1,188,434	Escrows
Underwritten Net Operating Income (NOI)	$1,097,763		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,007,211	Taxes	$57,222	$28,611
Cut-off Date LTV Ratio	71.9%	Insurance	$26,307	$4,385
Maturity Date LTV Ratio	67.1%	Replacement Reserves	$0	$7,546
DSCR Based on Underwritten NOI / NCF	1.52x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,000,000	70.9%	Purchase Price	$16,642,500	98.4%
Principal’s New Cash Contribution	4,919,701	29.1	Closing Costs	193,671	1.1
			Reserves	83,530	0.5

Total Sources	$16,919,701	100.0%	Total Uses	$16,919,701	100.0%

(1)	J. David Kelsey and Matthew Sharp are the guarantors of the non-recourse carveouts under the Schirm Farm Apartments Loan.

The following table presents certain information relating to the units and rent at the Schirm Farm Apartments Property:

Unit Type	# of Units(1)	SF per Unit(1)	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(1)	Yearly Actual Rent(1)
1 Bed / 1 Bath	54	744	$609	$394,632	$611	$395,928
1 Bed / 1 Bath	54	820	$635	411,480	$635	411,480
2 Bed / 1.5 Bath	60	955	$754	542,880	$788	567,360
2 Bed / 1 Bath	96	1,000	$764	880,128	$689	793,728
Total / Wtd. Avg.	264	901	$704	$2,229,120	$684	$2,168,496

(1)	As provided by the borrower.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Schirm Farm Apartments Property:

Historical Leased %(1)

	2011	2012	2013	As of 6/16/2014
Owned Space	93.2%	96.7%	93.3%	97.3%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the specified year, unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SCHIRM FARM APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Schirm Farm Apartments Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$1,838,864	$1,972,192	$2,151,565	$2,177,610	$2,171,196	$8,224
Gross Up Vacancy	0	0	0	0	0	0
Gross Potential Rent	$1,838,864	$1,972,192	$2,151,565	$2,177,610	$2,171,196	$8,224
Economic Vacancy & Credit Loss	(37,893)	(194,085)	(224,068)	(163,660)	(142,696)	(541)
Total Rent Revenue	$1,800,971	$1,778,107	$1,927,497	$2,013,950	$2,028,500	$7,684
Reimbursements	104,707	110,211	126,137	129,194	129,194	489
Other Revenue(2)	127,742	108,170	144,787	128,503	128,503	487
Effective Gross Income	$2,033,420	$1,996,488	$2,198,420	$2,271,647	$2,286,197	$8,660

Total Operating Expenses	$1,103,779	$1,128,039	$1,174,452	$1,194,177	$1,188,434	$4,502

Net Operating Income	$929,641	$868,448	$1,023,968	$1,077,470	$1,097,763	$4,158
Replacement Reserves	0	0	0	0	90,552	343
Net Cash Flow	$929,641	$868,448	$1,023,968	$1,077,470	$1,007,211	$3,815

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other Revenue consists primarily of pet income, parking and miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5TH & K STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	San Diego, California	Cut-off Date Principal Balance	$12,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$663.79
Size (SF)	18,078	Percentage of Initial Pool Balance	1.1%
Total Occupancy as of 7/9/2014	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/9/2014	100.0%	Type of Security(2)	Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate	4.51000%
Appraised Value	$18,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(3)	Joyce T. Battaglia, Brian F. Caine, Markie M. Battaglia, Marcus A. Battaglia
Underwritten Revenues	$1,290,345
Underwritten Expenses	$257,023	Escrows
Underwritten Net Operating Income (NOI)	$1,033,322	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,015,909	Taxes	$50,000	$6,250
Cut-off Date LTV Ratio	66.3%	Insurance	$3,496	$717
Maturity Date LTV Ratio	56.6%	Replacement Reserves(4)	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.41x / 1.39x	TI/LC(5)	$68,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,000,000	100.0%	Loan Payoff	$4,777,551	39.8%
			Reserves	121,496	1.0
			Closing Costs	239,785	2.0
			Return of Equity	6,816,169	57.2
Total Sources	$12,000,000	100.0%	Total Uses	$12,000,000	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 1.88x and 1.85x respectively.
(2)	The 5th & K Street Property is subject to a condominium structure that is not controlled by the Borrower Sponsor. All tenants reimburse their pro-rata share of all homeowner association fees.
(3)	Joyce T. Battaglia, Brian F. Caine, Markie M. Battaglia and Marcus A. Battaglia are the guarantors of the non-recourse carveouts under the 5th & K Street Loan.
(4)	The homeowners association of the condominium board is responsible for all external repairs to the 5th & K Street Property.
(5)
The borrower will not have to make monthly deposits of $1,130 into the TI/LC reserve so long as (i) the balance of the TI/LC reserve equals or exceeds $68,000, (ii) at least 80.0% of the total rentable space at the 5th & K Street Property is occupied, (iii) the DSCR ratio is greater than or equal to 1.15x and (iv) the debt yield is greater than or equal to 7.5%.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 5th & K Street Property:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Gaslamp Union Kitchen & Tap	NR / NR/ NR	7,577	41.9%	$321,048	37.9%	$42.37	12/31/2023	NAP	NAP	3, 5-year options
Donovan’s Steakhouse	NR / NR/ NR	5,604	31.0	255,540	30.2	45.60	8/31/2025	$902	6.6%	2, 5-year options
Gaslamp Garage	NR / NR / NR	4,897	27.1	270,314	31.9	55.20	1/31/2019	$422	16.3%	2, 5-year options
Largest Owned Tenants		18,078	100.0%	$846,902	100.0%	$46.85
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		18,078	100.0%	$846,902	100.0%	$46.85

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of March 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5TH & K STREET

The following table presents certain information relating to the lease rollover schedule at the 5th & K Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending	Expiring	% of Owned	Cumulative % of	UW Base	% of Total UW	UW Base Rent $	# of Expiring
December 31,	Owned GLA	GLA	Owned GLA	Rent	Base Rent	per SF	Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	4,897	27.1	27.1%	270,314	31.9	55.20	1
2020	0	0.0	27.1%	0	0.0	0.00	0
2021	0	0.0	27.1%	0	0.0	0.00	0
2022	0	0.0	27.1%	0	0.0	0.00	0
2023	7,577	41.9	69.0%	321,048	37.9	42.37	1
2024	0	0.0	69.0%	0	0.0	0.00	0
2025 & Thereafter	5,604	31.0	100.0%	255,540	30.2	45.60	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	18,078	100.0%		$846,902	100.0%	$46.85	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 5th & K Street Property:

Historical Leased %(1)
	2011	2012	2013	TTM 7/9/2014
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5th & K Street Property:

Cash Flow Analysis
						Underwritten
	2011	2012	2013	TTM 5/31/2014	Underwritten	$ per SF
Base Rent(1)	$667,576	$712,538	$708,737	$706,223	$846,902	$46.85
Overage Rent	78,023	76,113	70,373	69,470	47,755	2.64
Other Rental Revenue	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$745,599	$788,651	$779,110	$775,693	$894,657	$49.49
Total Reimbursables(2)	174,244	169,955	197,972	166,724	247,601	13.70
Other Income(3)	172,878	181,045	203,820	199,448	216,000	11.95
Vacancy & Credit Loss(4)	0	0	0	0	(67,913)	(3.76)
Effective Gross Income	$1,092,721	$1,139,651	$1,180,902	$1,141,865	$1,290,345	$71.38

Total Operating Expenses	$194,466	$171,667	$153,262	$156,389	$257,023	$14.22

Net Operating Income	$898,255	$967,984	$1,027,639	$985,476	$1,033,322	$57.16
TI/LC	0	0	0	0	13,559	0.75
Capital Expenditures	0	0	0	0	3,854	0.21
Net Cash Flow	$898,255	$967,984	$1,027,639	$985,476	$1,015,909	$56.20

(1)
The increase in Base Rent from TTM 5/31/2014 to Underwritten is primarily the result of the expiration of free rent received by Gaslamp Union Kitchen & Tap and contractual rent increases.  The latest contractual rent increase takes effect September 1, 2014.

(2)	Total Reimbursables include all tenants’ pro-rata share of homeowner association fees.
(3)
Other Income includes parking income.  At closing, Mountain Valley Parking, LLC executed a 10-year parking agreement with the borrower with a base rent of $216,000, annual increases and percentage rent.  The 5th & K Street Property includes 47 parking space that are collateral for the 5th & K Street Loan.

(4)
Underwritten Vacancy & Credit Loss is based on 5.0% of total income.  The appraiser concluded a 2.0% credit loss and 3.0% vacancy for the 5th & K Street Property. As of July 9, 2014, the 5th & K Street Property was 100.0% occupied.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

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The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

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Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

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Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

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The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

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The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

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Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions. Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013. Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion. The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis. The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative and the Whole Loan Directing Holder

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the whole loan directing holder or the holder of a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the whole loan directing holder or the holder of a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investors in the Class E, Class F, Class G and Class S certificates (the “B-Piece Buyers”) were given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyers may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.